PROSPECTUS                                                          May 1, 1996
----------                                          As Revised November 4, 1996

                         THE ENDEAVOR VARIABLE ANNUITY
                                Issued Through

                    AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                                      by

                       AUSA LIFE INSURANCE COMPANY, INC.

  This Prospectus describes the Endeavor Variable Annuity (the "Policy"), a Flexible Premium Variable Annuity offered by AUSA Life Insurance Company, Inc. ("AUSA"). The Policy is designed to aid in long-term financial planning and provides for the accumulation of capital by individuals on a tax-deferred basis for retirement or other long-term purposes. The Policy may be purchased with a minimum initial Premium Payment of $5,000 if the Policy is purchased on a non-tax qualified basis ("Nonqualified Policy") or $1,000 if the Policy is purchased and used in connection with a plan qualifying for favorable income tax treatment ("Qualified Policy") ($50 if the Policy is purchased and used in connection with a Tax Deferred 403(b) Annuity). An Owner may make subsequent additional Premium Payments of at least $50, including payments through automatic deduction, at any time before the Annuity Commencement Date.The maximum total premium payments allowed is $1,000,000 without prior approval of AUSA.

  Before the Annuity Commencement Date, the Owner may allocate Premium Payments to one or more Subaccounts of the PFL Endeavor Variable Annuity Account (the "Mutual Fund Account"), to a Fixed Account which guarantees a minimum fixed return, or to a combination of these (the various options under the Fixed Account and the Subaccounts of the Mutual Fund Account are the "Investment Options" available under the Policies). The Mutual Fund Account currently has ten different Subaccounts (the "Subaccounts"). Assets of each Subaccount are invested in shares of a corresponding Portfolio of a mutual fund: the WRL Series Fund, Inc.'s, Growth Portfolio, managed by Janus Capital Corporation, (the "WRL Growth Portfolio") and the portfolios of the Endeavor Series Trust (together, the "Underlying Funds"). The Underlying Funds currently consist of ten Portfolios: the WRL Growth Portfolio, the TCW Managed Asset Allocation Portfolio; the TCW Money Market Portfolio; the T. Rowe Price International Stock Portfolio; the Value Equity Portfolio; the Dreyfus Small Cap Value Portfolio; the Dreyfus U.S. Government Securities Portfolio; the T. Rowe Price Equity Income Portfolio; the T. Rowe Price Growth Stock Portfolio; and the Opportunity Value Portfolio. The Underlying Funds are described in separate prospectuses that accompany this Prospectus. The Owner bears the entire investment risk for all amounts allocated to the Mutual Fund Account, including possible loss of principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE ENDEAVOR SERIES TRUST AND FOR THE WRL SERIES FUND, INC.'S GROWTH PORTFOLIO.

AVAP1196

  The Annuity Purchase Value will vary in accordance with the investment performance of the Subaccounts selected by the Owner. Therefore, the Owner bears the entire investment risk under this Policy for all amounts allocated to the Mutual Fund Account. Amounts allocated to the Fixed Account are guaranteed by AUSA and will earn a specified rate of interest declared periodically.

  The Policies provide for monthly annuity payments to be made by PFL for the life of the Annuitant or for some other period, beginning on the Annuity Commencement Date selected by the Owner. Prior to the Annuity Commencement Date, the Owner can transfer amounts among the Investment Options, that is, between the Fixed Account or Subaccounts of the Mutual Fund Account (some prohibitions and restrictions apply). The Owner can also elect to surrender all or any portion of the Annuity Purchase Value in exchange for a cash withdrawal payment from PFL; however, all withdrawals may be taxable, subject to a Contingent Deferred Sales Charge and/or a penalty tax, and withdrawals from the Fixed Account may be delayed and subject to an Excess Interest Adjustment.

  This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Mutual Fund Account has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is dated May 1, 1996, as revised November 4, 1996, and is available at no cost to any person requesting a copy by writing PFL at the Administrative and Service Office or by calling 1-800-525-6205. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  This Prospectus and the Statement of Additional Information generally describe only the Policies and the Mutual Fund Account, except when the Fixed Account is specifically mentioned.

                                Service Office:
              Financial Markets Division--Variable Annuity Dept.
                           4333 Edgewood Road, N.E.
                         Cedar Rapids, Iowa 52499-0001

                             Administrative Office
                              AUSA Life Insurance
                                 Company, Inc.
                         666 Fifth Avenue, 25th Floor
                              New York, NY 10103

                     Please Read This Prospectus Carefully
                      And Retain it For Future Reference.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   5
SUMMARY....................................................................   8
CONDENSED FINANCIAL INFORMATION............................................  18
FINANCIAL STATEMENTS.......................................................  19
HISTORICAL PERFORMANCE DATA................................................  19
  Standardized Performance Data............................................  19
  Hypothetical Performance Data of Subaccounts.............................  20
  T. Rowe Price International Stock Subaccount.............................  21
  Opportunity Value Subaccount--Hypothetical Data..........................  21
  Non-Standardized Performance Data........................................  22
PUBLISHED RATINGS..........................................................  22
AUSA LIFE INSURANCE COMPANY, INC. .........................................  23
THE ENDEAVOR ACCOUNTS......................................................  23
  The Mutual Fund Account..................................................  23
  The Fixed Account........................................................  27
    Dollar Cost Averaging Fixed Account Option.............................  29
  Transfers................................................................  29
  Reinstatements...........................................................  30
  Dollar Cost Averaging (DCA)..............................................  31
  Asset Rebalancing........................................................  31
THE POLICY.................................................................  32
  Policy Application and Issuance of Policies..............................  32
  Premium Payments.........................................................  33
  Annuity Purchase Value...................................................  33
  Adjusted Annuity Purchase Value (AAPV)...................................  34
  Non-participating Policy.................................................  34
DISTRIBUTIONS UNDER THE POLICY.............................................  35
  Surrenders...............................................................  35
  Excess Interest Adjustments (EIA)........................................  36
  Systematic Payout Option.................................................  37
  Annuity Payments.........................................................  37
    Annuity Commencement Date..............................................  37
    Election of Payment Option.............................................  38
    Premium Tax............................................................  38
    Supplementary Policy...................................................  39
  Annuity Payment Options..................................................  39
  Death Benefit............................................................  42
    Death of Annuitant Prior to Annuity Commencement Date.................. 42
    Death On or After Annuity Commencement Date............................  44
    Beneficiary............................................................  44
  Death of Owner...........................................................  44
  Restrictions Under Section 403(b) Plans..................................  44
  Restrictions Under Qualified Policies....................................  44
CHARGES AND DEDUCTIONS.....................................................  45
  Contingent Deferred Sales Charge.........................................  45
  Mortality and Expense Risk Charge........................................  46

                                                                            PAGE
                                                                            ----
  Administrative Charges...................................................  46
  Premium Taxes............................................................  47
  Federal, State and Local Taxes...........................................  47
  Transfer Charge..........................................................  47
  Other Expenses Including Investment Advisory Fees........................  48
  Employee and Agent Purchases.............................................  48
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  48
  Tax Status of the Policy.................................................  49
  Taxation of Annuities....................................................  49
DISTRIBUTOR OF THE POLICIES................................................  55
VOTING RIGHTS..............................................................  55
LEGAL PROCEEDINGS..........................................................  56
STATEMENT OF ADDITIONAL INFORMATION........................................  57
  Appendix A............................................................... A-1

                                  DEFINITIONS

  Accumulation Unit--An accounting unit of measure used in calculating the Annuity Purchase Value.

  Adjusted Annuity Purchase Value--An amount equal to the Annuity Purchase Value increased or decreased by any Excess Interest Adjustments.

  Administrative Office--AUSA Life Insurance Company, Inc., 666 Fifth Avenue, 25th Floor, New York, NY, 10103.

  Annuitant--The person entitled to receive Annuity Payments after the Annuity Commencement Date and during whose life any Annuity Payments involving life contingencies will continue.

  Annuity Commencement Date--The date upon which Annuity Payments are to commence. This date may not be later than the last day of the policy month starting after the Annuitant attains age 85.

  Annuity Payment Option or Payment Option--A method of receiving a stream of Annuity Payments.

  Annuity Purchase Value--On or before the Annuity Commencement Date, an amount equal to (a) the Premiums Paid; minus (b) partial withdrawals taken; plus (c) interest credited in the Fixed Account; plus (d) accumulated gains or losses in the Mutual Fund Account; minus (e) any applicable service charges, premium or other taxes, and transfer fees, if any.

  Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment.

  Beneficiary--Before the Annuity Commencement Date, the person to whom the death proceeds will be paid if the Annuitant, who is also the Owner, dies. After the Annuity Commencement Date, the person to whom payments will be made if the Annuitant dies. In the event the Annuitant, who is not the Owner, dies prior to the Annuity Commencement Date, the Owner will become the Annuitant unless the Owner specifically requests on the application or in writing that the death benefit be paid upon the Annuitant's death and PFL agrees to such an election.

  Business Day--A day when the New York Stock Exchange is open for business and that is a regular business day of the Administrative and Service Office.

  Cash Value--The Adjusted Annuity Purchase Value less the Contingent Deferred Sales Charge, if any.

  Code--The Internal Revenue Code of 1986, as amended.

  Contingent Deferred Sales Charge--The applicable surrender charge, assessed on certain full or partial withdrawals of Premium Payments to cover expenses relating to the sale of the Policies.

  Current Interest Guarantee--PFL's guarantee to pay a declared Current Interest Rate on amounts under a Policy allocated to the Fixed Account. A particular Current Interest Guarantee will be in effect for at least one year.

  Current Interest Guarantee Period--The period during which a Current Interest Guarantee is in effect.

  Current Interest Rate--The interest rate currently guaranteed to be credited on amounts under a Policy allocated to the Fixed Account. This interest rate will always equal or exceed a minimum of 3% (4% for Policies issued before May 1, 1996, and for Policies issued with a form number other than AV266 101 90
396).

  Date of Issue--The date the Policy is issued, as shown on the Policy Data
Page.

  Due Proof of Death--A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to PFL will constitute Due Proof of Death.

  Excess Interest Adjustment--Adjustment to amounts withdrawn and/or transferred from the Fixed Account Guaranteed Period Options to reflect changes in interest rates declared by AUSA since the payment date. The Excess Interest Adjustment (EIA) can be positive or negative.

  Fixed Account--All of the assets of AUSA that are not in separate accounts.

  Fixed Annuity Payments--Payments made pursuant to an Annuity Payment Option which do not fluctuate in amount.

  Guaranteed Period Options--The various guaranteed interest rate periods which may be offered by AUSA into which premiums may be paid or amounts transferred.

  Investment Options--Any of the Guaranteed Period Options of the Fixed Account, and the Dollar Cost Averaging Fixed Account Option, and any of the Subaccounts of the Mutual Fund Account.

  Mutual Fund Account--The AUSA Endeavor Variable Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940 to which Premium Payments under the Policies may be allocated and which invests in the WRL Series Fund, Inc.'s Growth and the portfolios of the Endeavor Series Trust.

  Nonqualified Policy--A Policy other than a Qualified Policy.

  Policy--One of the variable annuity policies offered by this Prospectus.

  Policy Anniversary--Each anniversary of the Date of Issue.

  Policy Owner or Owner--The person who may exercise all rights and privileges under the Policy. The Policy Owner during the lifetime of the Annuitant and prior to the Annuity Commencement Date is the person designated as the Policy Owner or a Successor Owner in the application. (See "Death Benefit," p. 42)

  Policy Value--The term used for the Annuity Purchase Value in all Policies except those issued with form number AV266 101 90 396.

  Policy Year--A Policy Year begins on the Date of Issue and on each Policy Anniversary.

  Premium Payment--An amount paid to AUSA by the Policy Owner or on the Policy Owner's behalf as consideration for the benefits provided by the Policy.

  Qualified Policy--A Policy that has received favorable tax treatment under
Section 401, 403(b), 408, or 457 of the Code.

  Service Office--Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

  Subaccount--A segregated account within the Mutual Fund Account which invests in a specified Portfolio of the Underlying Funds.

  Successor Policy Owner--A person appointed by the Policy Owner to succeed to ownership of the Policy in the event of the death of the Policy Owner who is not the Annuitant before the Annuity Commencement Date.

  Underlying Funds--The WRL Series Fund, Inc.'s Growth Portfolio, managed by Janus Capital Corporation, and the portfolios of the Endeavor Series Trust.

  Valuation Period--The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of values. Such determination shall be made on each Business Day.

  Variable Annuity Payments--Payments made pursuant to an Annuity Payment Option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Mutual Fund Account.

  Written Notice or Written Request--Written notice, signed by the Policy Owner, that gives AUSA the information it requires and is received at the Service Office. For some transactions, AUSA may accept an electronic notice. Such electronic notice must meet the requirements AUSA establishes for such notices. Telephone instructions are not permitted.

                         THE ENDEAVOR VARIABLE ANNUITY

                                    SUMMARY

THE POLICY

  The Endeavor Variable Annuity is a Flexible Premium Variable Annuity which can be purchased on a non-tax qualified basis ("Nonqualified Policy") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Premium Payments among the two Endeavor Accounts of AUSA Life Insurance Company, Inc. ("AUSA"): the AUSA Endeavor Variable Annuity Account (the "Mutual Fund Account") and the Fixed Account.

  Only Policies issued on or after May 1, 1996, with policy form number AV266 101 90 396 contain the following features: Excess Interest Adjustment, Dollar Cost Averaging Fixed Account Option, Asset Rebalancing, and a minimum effective annual interest rate of 3% in the Fixed Account along with Guaranteed Period Options. References to these features in this Prospectus will only apply for such Policies.

THE ACCOUNTS

  The Mutual Fund Account. The Mutual Fund Account is a separate account of AUSA, which invests exclusively in shares of the WRL Growth Portfolio of the WRL Series Fund, Inc., managed by Janus Capital Corporation, and the nine portfolios of the Endeavor Series Trust (collectively the "Underlying Funds"). The Endeavor Series Trust is a mutual fund managed by Endeavor Investment Advisers, a general partnership between Endeavor Management Co. and AUSA Financial Markets, Inc., an affiliate of AUSA. Endeavor Investment Advisers contracts with TCW Funds Management, Inc. (a subsidiary of The TCW Group, Inc.), T. Rowe Price Associates, Inc., OpCap Advisors (formerly known as Quest for Value Advisors) (a subsidiary of Oppenheimer Capital), The Dreyfus Corporation (a wholly-owned subsidiary of Mellon Bank, N.A.), and Rowe Price-Fleming International, Inc. for investment advisory services. The WRL Growth Portfolio, managed by Janus Capital Corporation, is a portfolio within the WRL Series Fund, Inc. which is a mutual fund whose investment adviser is Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an affiliate of AUSA. Western Reserve contracts with Janus Capital Corporation as a sub-adviser to the WRL Growth Portfolio for investment advisory services. The Underlying Funds currently have ten available Portfolios: the WRL Growth Portfolio, managed by Janus Capital Corporation; the TCW Managed Asset Allocation Portfolio (formerly, the Managed Asset Allocation Portfolio); the TCW Money Market Portfolio (formerly, the Money Market Portfolio); the T. Rowe Price International Stock Portfolio; the Value Equity Portfolio (formerly, the Quest for Value Equity Portfolio); the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio, and prior to that the Quest for Value Small Cap Portfolio); the Dreyfus U.S. Government Securities Portfolio (formerly, the U.S. Government Securities

Portfolio); the T. Rowe Price Equity Income Portfolio; the T. Rowe Price Growth Stock Portfolio; and the Opportunity Value Portfolio (the "Portfolios"). Each of the ten Subaccounts of the Mutual Fund Account invests solely in a corresponding Portfolio of the Underlying Funds. Because the Annuity Purchase Value may depend on the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Mutual Fund Account. (See the "Mutual Fund Account," p. 23.)

 The Fixed Account. The Fixed Account guarantees return of principal, and a minimum effective annual interest rate of 3% (4% for Policies issued under a form number other than AV266 101 90 396) on Premium Payments allocated to (less amounts withdrawn and transferred from), and amounts transferred to, the Fixed Account. AUSA may, in its sole discretion, declare a higher Current Interest Rate. A Current Interest Rate is guaranteed for at least one year. (See "The Fixed Account," p. 27.)

  Currently AUSA anticipates that the total number of Investment Options offered will not exceed 17. However, AUSA reserves the right to offer additional Investment Options in the future.

PREMIUM PAYMENTS

  A Nonqualified Policy may be purchased with an initial Premium Payment of at least $5,000, and a Qualified Policy generally may be purchased with an initial Premium Payment of at least $1,000, but a Policy purchased and used in connection with a Tax Deferred 403(b) Annuity may be purchased with an initial Premium Payment of at least $50. An Owner may make subsequent additional Premium Payments of at least $50 each, including payments through preauthorized check, at any time before the Annuity Commencement Date. The maximum total premium payments allowed is $1,000,000 without prior approval of AUSA. There is nothing deducted from Premium Payments, so all funds are invested immediately. (But see "Contingent Deferred Sales Charge," p. 45.)

  On the Date of Issue, the initial Premium Payment is allocated among the Investment Options (that is, among the Fixed Account and/or the Subaccounts of the Mutual Fund Account) in accordance with the allocation percentages specified by the Owner in the Policy application. Any allocation must be in whole percents, and the total allocation must equal 100%. Allocations for additional Premium Payments may be changed by sending Written Notice to AUSA's Service Office. (See "Premiums Payments," p. 33.)

TRANSFERS BEFORE THE ANNUITY COMMENCEMENT DATE

  An Owner can transfer Annuity Purchase Values from one Subaccount to another within the Mutual Fund Account or to the Fixed Account, or from the Guaranteed Period Options of the Fixed Account to the Mutual Fund Account. The minimum amount which may be transferred is $500 or the entire Subaccount or Guaranteed Period Option value, whichever is less. However, following a transfer out of a particular Subaccount or Guaranteed

Period Option, at least $500 must remain in that Subaccount or Guaranteed Period Option. Transfers currently may be made by sending the appropriate Written Notice or Request to the Service Office.

  An Owner may choose which Guaranteed Period Option to transfer to or from. Transfers (and withdrawals) from a Guaranteed Period Option prior to the end of the Guaranteed Period are subject to the Excess Interest Adjustment, which could be positive or negative (and which could increase or decrease the amount available to transfer or withdraw). (see "Excess Interest Adjustment," p. 36.)

  Transfers from the Dollar Cost Averaging Fixed Account Option (see "Dollar Cost Averaging Fixed Account Option," p. 29), except through Dollar Cost Averaging, are not allowed. Except for Policies issued on or after May 1, 1996, and with form number AV266 101 90 396, (1) transfers from the One Year Option Fixed Account, except through Dollar Cost Averaging, are not allowed, and (2) transfers from the Three Year Option of the Fixed Account are subject to a yearly limit equal to the greater of 25% of the current policy value in the Three Year Option Fixed Account, or the amount transferred out of the Three Year Option Fixed Account during the prior Policy Year.

  If the Excess Interest Adjustment (at the time of a transfer request only) from any Guaranteed Period Option is a negative adjustment, then the maximum amount that can be transferred is 25% of that Option's Annuity Purchase Value, less amounts previously transferred out of that Option during the current policy year. No maximum will apply to amounts transferred from any Guaranteed Period if the Excess Interest Adjustment is a positive adjustment at the time of transfer.

  A $10 charge may be imposed for any transfers in excess of 12 per Policy Year, but currently there is no charge for any transfers. (See "Transfers," p. 29.)

SURRENDERS

  The Owner may elect to surrender all or a portion of the Cash Value ($500 minimum) in exchange for a cash withdrawal payment from AUSA at anytime prior to the earlier of the Annuitant's death or the Annuity Commencement Date. The Cash Value equals the Adjusted Annuity Purchase Value less any applicable Contingent Deferred Sales Charge (described below). A surrender request must be made by Written Request, and a request for a partial surrender must specify the Guaranteed Period Options or Subaccounts from which the withdrawal is requested. There is currently no limit on the frequency or timing of withdrawals (See "Surrenders," p. 35) although for Qualified Policies the retirement plan or applicable law may restrict and/or penalize withdrawals. In addition to the Contingent Deferred Sales Charge, any applicable Excess Interest Adjustment, and any applicable premium taxes, surrenders may be subject to income taxes and a 10% penalty tax.

CHARGES AND DEDUCTIONS

  Contingent Deferred Sales Charge. In order to permit investment of the entire Premium Payment, AUSA does not deduct sales or other charges at the time of investment. However, a Contingent Deferred Sales Charge of up to 7% of the amount withdrawn is imposed on certain full or partial withdrawals of Premium Payments in order to cover expenses relating to the sale of the Policies. The applicable Contingent Deferred Sales Charge is based on the period of time elapsed since payment of the Premium Payment(s) being withdrawn, and there will be no Contingent Deferred Sales Charge imposed seven or more years after a Premium Payment was paid. For purposes of determining the applicable Contingent Deferred Sales Charge, Premium Payments are considered to be withdrawn on a "first in--first out" basis. (See "Contingent Deferred Sales Charge," p. 45.) Amounts withdrawn in the first Policy Year, or the second and all subsequent withdrawals in any other Policy Year, or in excess of 10% of the Annuity Purchase Value, even if it is the first withdrawal in any Policy Year, may be subject to an Excess Interest Adjustment and to a Contingent Deferred Sales Charge (of up to 7%). (Put another way, after the first Policy Year, up to 10% of the Policy Value may be withdrawn without an Excess Interest Adjustment and without a Contingent Deferred Sales Charge if it is the first withdrawal in the Policy Year).

  Excess Interest Adjustment. Withdrawals and transfers out of Fixed Account Guaranteed Interest Rate Period Options are subject to an Excess Interest Adjustment, which could eliminate all interest in excess of the minimum guaranteed effective annual interest rate of 3%. (The Excess Interest Adjustment could also result in the crediting of additional interest). See "Excess Interest Adjustment," p. 36.

  Account Charges. AUSA deducts a daily charge equal to a percentage of the net assets in the Mutual Fund Account for the mortality and expense risks assumed by AUSA. The effective annual rate of this charge is 1.25% of the Account's net assets. (See "Mortality and Expense Risk Charge," p. 46.)

  AUSA also deducts a daily Administrative Charge from the net assets of the Mutual Fund Account to partially cover expenses incurred by AUSA in connection with the administration of the Account and the Policies. The effective annual rate of this charge is currently .15% of the Mutual Fund Account's net assets. This charge is guaranteed never to exceed .30%. (See "Administrative Charges," p. 46.)

  The account charges for mortality and expense risks and administrative expenses are guaranteed not to exceed their current level of a total of 1.40%.

  Policy Charges. There is also an annual Policy Maintenance Charge each year for Policy maintenance and related administrative expenses. This charge is the lesser of 2% of the Annuity Purchase Value or $35 per year and is deducted only from the Mutual Fund Account. For Policies issued on or after May 1, 1995, either (i) with form number AV266 101 90 396 or (2) with Endorsement AE 877 695, this charge is waived if the sum of the Premium

Payments made less the sum of all partial withdrawals is at least $50,000 on the Policy Anniversary. THIS CHARGE WILL NOT BE INCREASED IN THE FUTURE. (See "Administrative Charges," p. 46.)

  Taxes. AUSA may incur premium taxes relating to the Policies. When permitted by state law, AUSA will not deduct any premium taxes related to a particular Policy from the Annuity Purchase Value until withdrawal of all Annuity Purchase Value, payment of the death benefit, or the Annuity Commencement Date. (See "Premium Taxes," p. 47.)

  No charges are currently made against any of the Accounts for federal, state, or local income taxes. Should AUSA determine that any such taxes may be imposed with respect to any of the Accounts, AUSA may deduct such taxes from amounts held in the relevant Account. (See "Federal, State and Local Taxes," p. 47.)

  Charges Against the Underlying Funds. The value of the net assets of the Subaccounts of the Mutual Fund Account will reflect the investment advisory fee and other expenses incurred by the Underlying Funds.

 Expense Data. The charges and deductions are summarized in the following tables. This tabular information regarding expenses assumes that the entire Annuity Purchase Value is in the Mutual Fund Account.

                                    TCW        T. ROWE                      DREYFUS   T. ROWE T. ROWE
                           TCW    MANAGED       PRICE             DREYFUS     U.S.     PRICE   PRICE
                          MONEY    ASSET    INTERNATIONAL VALUE  SMALL CAP GOVERNMENT EQUITY  GROWTH  OPPORTUNITY  WRL
                          MARKET ALLOCATION     STOCK     EQUITY   VALUE   SECURITIES INCOME   STOCK     VALUE    GROWTH
                          ------ ---------- ------------- ------ --------- ---------- ------- ------- ----------- ------
 Policy Owner Transac-
  tion Expenses
 Sales Load On Purchase
  Payments(/1/)........       0        0           0          0        0         0        0       0         0         0
 Maximum Contingent
  Deferred Sales Charge
  (as a % of Premium
  Payment
  Surrendered)(/2/)....       7%       7%          7%         7%       7%        7%       7%      7%       77%        7%
 Surrender Fees........       0        0           0          0        0         0        0       0         0         0
                          --------------------------------------------------------------------------------------------
 Annual Policy Fee                                                $35 Per Policy
                          --------------------------------------------------------------------------------------------
 Transfer Fee                                          First 12 Transfers Per Year: NO FEE
                                                    More than 12 in One Year: Currently no fee
 Mutual Fund Account
  Annual Expenses
  (as a percentage of
  account value)(/3/)
 Mortality and Expense
  Risk Fees............    1.25%    1.25%       1.25%      1.25%    1.25%     1.25%    1.25%   1.25%     1.25%     1.25%
 Administrative Charge.    0.15%    0.15%       0.15%      0.15%    0.15%     0.15%    0.15%   0.15%     0.15%     0.15%
                           ----     ----        ----       ----    -----      ----     ----    ----      ----      ----
 Total Mutual Fund
  Account Annual
  Expenses.............    1.40%    1.40%       1.40%      1.40%   1.40%      1.40%    1.40%   1.40%     1.40%     1.40%
 Underlying Funds
  Annual Expenses
  (as a percentage of
  average net assets)
 Management Fees.......    0.50%    0.75%       0.90%      0.80%    0.80%     0.65%    0.80%   0.80%     0.80%     0.80%
 Other Expenses........    0.10%    0.09%       0.25%      0.06%    0.07%     0.19%    0.35%   0.46%     0.50%     0.06%
                           ----     ----        ----       ----    -----      ----     ----    ----      ----      ----
 Total Underlying Funds
  Annual Expenses(/4/).    0.60%    0.84%       1.15%      0.86%    0.87%     0.84%    1.15%   1.26%     1.30%     0.86%

----------------------------------
/1/The Contingent Deferred Sales Charge and Transfer Fee, if any is imposed, apply to each Policy, regardless of how Annuity Purchase Value is allocated among the Mutual Fund Account and the Fixed Account. The Annual Policy Fee and Mutual Fund Account Annual Expenses do not apply to the Fixed Account. (See "Other Expenses Including Investment Advisory Fees," p. 48.)
/2/The Contingent Deferred Sales Charge is decreased based on the Policy year in which the withdrawal is made, from 7% in the Policy year in which the Premium payment was made to 0% in the eighth Policy Year after the Premium payment was made.
/3/The fee table information relating to the Underlying Funds was provided to AUSA by the Underlying Funds, and AUSA has not independently verified such information.
/4/The Manager has agreed, until terminated by the Manager, to assume expenses of the Portfolios that exceed the following rates: TCW Money Market--0.99%; TCW Managed Asset Allocation--1.25%; T. Rowe Price International Stock-- 1.53%; Value Equity--1.30%; Dreyfus Small Cap Value--1.30%; Dreyfus U.S. Government Securities--1.00%; T. Rowe Price Equity Income--1.30%; T. Rowe Price Growth Stock--1.30%; Opportunity Value--1.30%.

Examples

  An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming the entire Annuity Purchase Value is in the applicable Subaccounts:

1. If the Policy is surrendered at the end of the applicable time period:*

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
TCW Money Market Portfolio......................  $91    $115    $141     $239
TCW Managed Asset Allocation Portfolio..........  $93    $122    $153     $263
T. Rowe Price International Stock Portfolio.....  $96    $131    $168     $294
Value Equity Portfolio..........................  $94    $122    $154     $265
Dreyfus Small Cap Value Portfolio...............  $94    $123    $154     $266
Dreyfus U.S. Government Securities Portfolio....  $93    $122    $153     $263
T. Rowe Price Equity Income Portfolio...........  $96    $131    $169     $299
T. Rowe Price Growth Stock Portfolio............  $98    $135    $175     $311
Opportunity Value Portfolio.....................  $98    $136    $177     $316
WRL Growth Portfolio............................  $94    $122    $154     $265

2. If the Policy is annuitized at the end of the applicable time period:*

TCW Money Market Portfolio......................  $21    $ 65    $111     $239
TCW Managed Asset Allocation Portfolio..........  $23    $ 72    $123     $263
T. Rowe Price International Stock Portfolio.....  $26    $ 81    $138     $294
Value Equity Portfolio..........................  $24    $ 72    $124     $265
Dreyfus Small Cap Value Portfolio...............  $24    $ 73    $124     $266
Dreyfus U.S. Government Securities Portfolio....  $23    $ 72    $123     $263
T. Rowe Price Equity Income Portfolio...........  $26    $ 81    $139     $299
T. Rowe Price Growth Stock Portfolio............  $28    $ 85    $145     $311
Opportunity Value Portfolio.....................  $28    $ 86    $147     $316
WRL Growth Portfolio............................  $24    $ 72    $124     $265

3. If the Policy is not surrendered or annuitized:

TCW Money Market Portfolio......................  $21    $ 65    $111     $239
TCW Managed Asset Allocation Portfolio..........  $23    $ 72    $123     $263
T. Rowe Price International Stock Portfolio.....  $26    $ 81    $138     $294
Value Equity Portfolio..........................  $24    $ 72    $124     $265
Dreyfus Small Cap Value Portfolio...............  $24    $ 73    $124     $266
Dreyfus U.S. Government Securities Portfolio....  $23    $ 72    $123     $263
T. Rowe Price Equity Income Portfolio...........  $26    $ 81    $139     $299
T. Rowe Price Growth Stock Portfolio............  $28    $ 85    $145     $311
Opportunity Value Portfolio.....................  $28    $ 86    $147     $316
WRL Growth Portfolio............................  $24    $ 72    $124     $265

----------------------------------
* If the Policy is annuitized during the first five Policy Years, under a period certain only payment option, with payments of less than five years, then the expenses would be the same as if the Policy were surrendered.

  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly. These include the expenses of the Underlying Funds. See "Charges and Deductions," p. 45, and the Underlying Funds' prospectuses. In addition to the expenses listed above, premium taxes may be applicable.

  THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The figures and data for the Underlying Fund annual expenses have been provided by Western Reserve Life Assurance Co. of Ohio and Endeavor Investment Advisers, and while AUSA does not dispute these figures, AUSA does not guaranty their accuracy.

  In these examples, the $35 Annual Policy Fee is reflected as a charge of .0583% based on an average Policy Value of $60,083.

DEATH BENEFIT

  In the event that the Annuitant who is not the Owner dies prior to the Annuity Commencement Date, the Owner will become the Annuitant unless the Owner specifically requests on the application or in writing that the death benefit be paid upon the Annuitant's death and AUSA agrees to such an election. Upon receipt of proof that the Annuitant, who is the Owner, has died before the Annuity Commencement Date, the Death Benefit is calculated and is payable to the Beneficiary when we receive an election of the method of settlement and return of the Policy.

  Except for Policies with form number AV266 101 90 396, the Death Benefit will be as follows: During the first seven Policy Years, the Death Benefit will be the greater of (a) the Annuity Purchase Value on the date proof of death and election of the method of settlement are received; or (b) the total Premiums paid less any Adjusted Partial Withdrawal taken (see p. 43). After the seventh Policy Anniversary, the Death Benefit will be the greatest of (a),
(b) or (c), where (a) and (b) are defined above and where (c) is the Annuity Purchase Value on the seventh Policy Anniversary, plus all Premiums paid less any Adjusted Partial Withdrawal taken since that Policy Anniversary.

  For Policies issued with form number AV266 101 90 396, the Death Benefit will be the greater of (a) the Annuity Purchase Value or the Cash Value on the date proof of death and election of the method of settlement are received, or
(b) the Annual Step-Up Death Benefit.

  The Annual Step-Up Death Benefit is the highest Annuity Purchase Value on any Policy Anniversary prior to the earlier of the owner's 81st birthday or the date of death, plus any Premium Payments paid less any "Adjusted Partial Withdrawals" since that anniversary.

  The Death Benefit does not apply on the death of an Owner if the Owner is not the Annuitant. If an Owner who is not the Annuitant dies before the

Annuity Commencement Date, the amount payable under the Policy upon surrender will be the Cash Value. These death benefit provisions may vary depending on which state the Policy is issued in and when it was issued. No Contingent Deferred Sales Charge and no Excess Interest Adjustment is imposed upon amounts received as a Death Benefit. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity as permitted by federal or state law. (See "Death Benefit," p. 42.)

RIGHT TO RETURN THE POLICY

  The Policy Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period will depend on the state in which the Policy is issued. In New York it is twenty (20) days (in other states it may be ten (10) days) after the Policy is delivered to the Policy Owner. The amount of refund will also depend on the state in which the Policy is issued. Ordinarily, the amount of the refund will be the sum of all Premium Payments made under the Policy and the accumulated gains or losses in the Mutual Fund Account, if any. However, some states may require a return of the premium(s) paid, or the greater of the premium(s) paid or Cash Value. AUSA will pay the refund within seven (7) days after it receives written notice of cancellation and the returned Policy.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE POLICY

  With respect to Owners who are natural persons, there should be no federal income tax on increases in the Annuity Purchase Value until a distribution under the Policy occurs (e.g., a surrender or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, all or a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, prior to age 59 1/2 a ten percent penalty tax may apply to certain distributions or deemed distributions under the Policy. (See "Certain Federal Income Tax Consequences," p. 48.)

INQUIRIES, WRITTEN NOTICES AND WRITTEN REQUESTS

  Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to AUSA, should be sent to AUSA's Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. Inquiries may be made by calling 800-525-6205. All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

VARIATIONS IN POLICY PROVISIONS

  Certain features described below may only be available to Policies purchased after the effective date of the Policy form number used.

  Only Policies issued on or after May 1, 1996 with Policy form number AV266 101 90 396 contain the following features: Excess Interest Adjustment, a minimum effective annual interest rate of 3% in the Fixed Account along with Guaranteed Period Options, Dollar Cost Averaging Fixed Account Option, and Asset Rebalancing. Thus, references to these features in this Prospectus will only apply to such Policies.

                                    *  *  *

Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the Statement of Additional Information and in the prospectuses for the Underlying Funds and in the Policy, all of which should be referred to for more detailed information. This Prospectus generally describes only the Policy and the Mutual Fund Account. Separate prospectuses describe the Underlying Funds. (There is no prospectus for the Fixed Account since interests in the Fixed Account are not securities. See "The Fixed Account," p. 27.)

                        CONDENSED FINANCIAL INFORMATION

  The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount from the date of inception (January 1, 1995, except as noted below):

                                         TCW MONEY MARKET SUBACCOUNT*
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995.........................      1.072424        1.115718      271,034.756
                                  TCW MANAGED ASSET ALLOCATION SUBACCOUNT**
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995.........................      1.301669        1.577873      607,869.454
                                 T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995.........................      1.073958        1.171039      681,093.799
                                          VALUE EQUITY SUBACCOUNT***
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995.........................      1.045610        1.387903      547,233.586
                                    DREYFUS SMALL CAP VALUE SUBACCOUNT****
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995.........................      1.072941        1.206843      535,283.029
                              DREYFUS U.S. GOVERNMENT SECURITIES SUBACCOUNT*****
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995(1)......................      1.072051        1.124292      204,813.593
                                    T. ROWE PRICE EQUITY INCOME SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995(2)......................      1.116497        1.287240      293,619.530
                                    T. ROWE PRICE GROWTH STOCK SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995(3)......................      1.145983        1.353339      189,613.999
                                            WRL GROWTH SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1995.........................     10.051117       14.583843       97,436.321

----------------------------------
    *Prior to May 1, 1996, known as the Money Market Subaccount
   **Prior to May 1, 1996, known as the Managed Asset Allocation Subaccount ***Prior to May 1, 1996, known as the Quest for Value Equity Subaccount
 ****Prior to October 29, 1996, known as the Value Small Cap Subaccount, and prior to May 1, 1996, known as the Quest for Value Small Cap Subaccount *****Prior to May 1, 1996, known as the U.S. Government Securities Subaccount
(1)  Period from June 16, 1995 through December 31, 1995
(2)  Period from June 28, 1995 through December 31, 1995
(3)  Period from April 28, 1995 through December 31, 1995

  The offering of the Opportunity Value Subaccount is expected to commence on or about the date of this revised Prospectus. Accordingly, no comparable data is available for that Subaccount.

                             FINANCIAL STATEMENTS

  The financial statements of the Mutual Fund Account and of AUSA and the independent auditors' report thereon are in the Statement of Additional Information which is available free upon request.

                          HISTORICAL PERFORMANCE DATA

STANDARDIZED PERFORMANCE DATA

  From time to time, AUSA may advertise historical yields and total returns for the Subaccounts of the Mutual Fund Account. In addition, AUSA may advertise the effective yield of the Subaccount investing in the TCW Money Market Portfolio (the "TCW Money Market Subaccount"). These figures will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"). They will be based on historical earnings and are not intended to indicate future performance.

  The yield of the TCW Money Market Subaccount for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a Policy in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

  The yield of a Subaccount of the Mutual Fund Account (other than the TCW Money Market Subaccount) for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Subaccount of the Mutual Fund Account refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Subaccount to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Subaccount do not reflect the effect of any premium taxes that may be applicable to a particular Policy. The yield calculations also do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Policy. To the extent that any or all of a premium tax and/or Contingent Deferred Sales Charge is applicable to a particular Policy, the yield and/or total return of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a copy of which may be obtained from AUSA.

HYPOTHETICAL PERFORMANCE DATA OF SUBACCOUNTS

  Prior to December 31, 1994, the Subaccounts had not yet commenced operations. However, the following is standardized average annual total return information based on the hypothetical assumption that the Subaccounts had been available to the AUSA Endeavor Variable Annuity Account since inception of the corresponding Portfolio:

                                                                     INCEPTION
                        1 YEAR   2 YEAR   3 YEAR   4 YEAR   5 YEAR    OF THE
                        PERIOD   PERIOD   PERIOD   PERIOD   PERIOD   PORTFOLIO
                        ENDED    ENDED    ENDED    ENDED    ENDED   10/2/86 TO
SUBACCOUNT             12/31/94 12/31/94 12/31/94 12/31/94 12/31/94  12/31/94
----------             -------- -------- -------- -------- -------- -----------
WRL Growth............  39.93%   12.60%    9.41%    7.20%   16.08%     15.93%

                                                       ONE YEAR    INCEPTION OF
                                                     PERIOD ENDED THE SUBACCOUNT
                                                       12/31/95    TO 12/31/95
                                                     ------------ --------------
TCW Managed Asset Allocation/1/.....................    15.88%         9.70%
Value Equity/2/.....................................    27.46%        12.08%
Dreyfus Small Cap Value /3/.........................     7.09%         5.80%
Dreyfus U.S. Government Securities /4/..............     8.59%         4.29%
T. Rowe Price Equity Income /5/.....................      --          22.63%
T. Rowe Price Growth Stock /6/......................      --          29.30%

----------------------------------
/1/Inception Date of corresponding Portfolio--April 8, 1991.
/2/Inception Date of corresponding Portfolio--May 27, 1993.

/3/Inception Date of corresponding Portfolio--May 4, 1993. /4/Inception Date of corresponding Portfolio--May 13, 1994. /5/Inception Date of corresponding Portfolio--January 3, 1995. /6/Inception Date of corresponding Portfolio--January 3, 1995.

T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT

  Effective January 1, 1995, Rowe Price-Fleming International, Inc. became the new Adviser to the Global Growth Portfolio. The Portfolio's name has been changed to the T. Rowe Price International Stock Portfolio and the Portfolio's shareholders have approved a change in investment objective from investments in small capitalization companies on a global basis to investments in a broad range of companies on an international basis (i.e., non-U.S. companies).

  Based on the method of calculation described in the Statement of Additional Information, the average annual total return for the one year period ended December 31, 1995 was 8.98%.

OPPORTUNITY VALUE SUBACCOUNT--HYPOTHETICAL DATA

  The Opportunity Value Subaccount had not commenced operations as of the date of this revised Prospectus, so no historical performance data exists for that Subaccount. Likewise, the offering of shares of the Opportunity Value Portfolio is expected to commence on or about the date of this revised Prospectus. Accordingly, no comparable data is available for shares of that Portfolio in which the Opportunity Value Subaccount will invest.

  OpCap is the investment adviser for the Managed Portfolio of the Accumulation Trust (formerly known as the Quest for Value Accumulation Trust) (the "Accumulation Trust") a registered open-end investment company whose shares are sold to certain variable accounts of life insurance companies. The Managed Portfolio of the Accumulation Trust is substantially similar to the Opportunity Value Portfolio in that it has the same investment objective as the Opportunity Value Portfolio and is managed using the same investment strategies and techniques as contemplated for the Opportunity Value Portfolio.

  The following figures represent what the investment performance of the Opportunity Value Subaccount would have been, IF that Subaccount had been in existence since 1988, and invested in the Accumulation Trust. The performance information regarding the Managed Portfolio of the Accumulation Trust which has been obtained from OpCap, and is set forth in the current prospectus and statement of additional information of the Accumulation Trust. Since this Subaccount will only commence operations as of the date of this revised Prospectus, these are not actual performance figures for the Opportunity Value Subaccount. These are hypothetical average annual total return figures, which represent the performance of the Managed Portfolio of the Accumulation Trust (which are not available under the Policy), adjusted for the charges and deductions applicable to the Policy.

INVESTORS SHOULD NOT RELY ON THE FOLLOWING FINANCIAL INFORMATION AS AN INDICATION OF THE FUTURE PERFORMANCE OF THE OPPORTUNITY VALUE SUBACCOUNT.

                   HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURN
                         OF COMPARABLE SUBACCOUNT *(1)

                                                         FOR THE      FOR THE
                                            FOR THE     FIVE YEARS  PERIOD FROM
                                           YEAR ENDED     ENDED     INCEPTION TO
                                          DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                              1995         1995       1995 (2)
                                          ------------ ------------ ------------
Opportunity Value Subaccount.............    38.62%       21.57%       18.05%

----------------------------------
 * On September 16, 1994, an investment company called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Accumulation Trust, at which time the Accumulation Trust commenced operations. The total net assets for the Managed Portfolio immediately after the transaction was $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the Accumulation Trust. For the period prior to September 16, 1994, the performance figures above for the Managed Portfolio reflect the performance of the corresponding Portfolio of the Old Trust.
(1) Reflects waiver of all or a portion of the advisory fees and reimbursements of other expenses. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.
(2) The Portfolio commenced operations on August 1, 1988.

  These figures are not an indication of the present, past, or future performance of the Opportunity Value Subaccount.

NON-STANDARDIZED PERFORMANCE DATA

  AUSA may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Subaccount of the Mutual Fund Account. The non-standard performance data may assume that no Contingent Deferred Sales Charge is applicable, and may also make other assumptions.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from AUSA.

                               PUBLISHED RATINGS

  AUSA may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AUSA and should not be considered as bearing on the investment performance of assets held in the Mutual Fund Account or of the safety or riskiness of an investment in the Mutual Fund Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of AUSA as measured by Standard & Poor's Insurance Ratings Services or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims- paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not reflect the investment performance of the Mutual Fund Account or Fixed Account or the degree of risk associated with an investment in either account.

                       AUSA LIFE INSURANCE COMPANY, INC.

  AUSA Life Insurance Company, Inc. ("AUSA"), 666 Fifth Avenue, New York, New York 10103, is a stock life insurance company. It was incorporated under the laws of the State of New York on October 3, 1947. It is principally engaged in the sale of life insurance and annuity policies, and is licensed in the District of Columbia, and in all states except Alabama, Arkansas, Hawaii, Idaho, Montana and Oregon. As of December 31, 1995, AUSA had assets of approximately $7.8 billion. AUSA is a wholly-owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

                             THE ENDEAVOR ACCOUNTS

  Premium Payments made under a Policy may be allocated to the Mutual Fund Account, to the Fixed Account, or to a combination of these Accounts.

THE MUTUAL FUND ACCOUNT

  The AUSA Endeavor Variable Annuity Account of AUSA Life Insurance Company, Inc. (the "Mutual Fund Account") was established as a separate investment account under the laws of the State of New York on September 27, 1994. The Mutual Fund Account was created due to the assumption of certain policies of AUSA's affiliate, International Life Investors Insurance Company ("ILI"). The assumed policies have terms identical to those policies being issued by AUSA. The ILI policies have been transferred to allow AUSA to succeed to the variable annuity business of ILI. The Mutual Fund Account receives and invests the Premium Payments under the Policies that are allocated to it for investment in shares of the WRL Series Fund, Inc.'s Growth Portfolio, managed by Janus Capital Corporation, and the Endeavor Series Trust.

  The Mutual Fund Account currently is divided into ten Subaccounts. Additional Subaccounts may be established in the future at the discretion of AUSA. Each Subaccount invests exclusively in shares of one of the Portfolios of the Underlying Funds. Under New York law, the assets of the Mutual Fund Account are owned by AUSA, but they are held separately from the other assets of AUSA. To the extent that these assets are attributable to the Cash Value of the Policies, these assets are not chargeable with liabilities incurred in any other business operation of AUSA. Income, gains, and losses incurred on the assets in the Subaccounts of the Mutual Fund Account, whether or not realized, are credited to or charged against that Subaccount without regard to other income, gains or losses of any other Account or Subaccount of AUSA. Therefore, the investment performance of any Subaccount should be entirely independent of the investment performance of AUSA's general account assets or any other Account or Subaccount maintained by AUSA.

  The Mutual Fund Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Mutual Fund Account or AUSA.

  Underlying Funds. The Mutual Fund Account will invest exclusively in shares of Endeavor Series Trust and the Growth Portfolio of the WRL Series Fund, Inc. (collectively the "Underlying Funds"). The WRL Series Fund, Inc. and the Endeavor Series Trust are each a series-type mutual fund registered with the SEC under the 1940 Act as an open-end, diversified management investment company./5/ The Underlying Funds currently consist of the following ten
Portfolios: the WRL Growth Portfolio, managed by Janus Capital Corporation, the TCW Managed Asset Allocation Portfolio (formerly known as the Managed
Asset Allocation Portfolio), the TCW Money Market Portfolio (formerly known as the Money Market Portfolio), the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio (formerly known as the Quest for Value Equity Portfolio), the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio, and prior to that the Quest for Value Small Cap Portfolio), the Dreyfus U.S. Government Securities Portfolio (formerly known as the U.S. Government Securities Portfolio), the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, and the Opportunity Value Portfolio. The assets of
----------------------------------
/5/The registration of the Underlying Funds does not involve supervision of the management or investment practices or policies of the Underlying Funds by the SEC.

each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

  Endeavor Investment Advisers (the "Manager"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the Endeavor Series Trust's manager. The Manager selects and contracts with advisers for investment services for the Portfolios of Endeavor Series Trust, reviews the advisers' activities, and otherwise performs administerial and managerial functions for the Endeavor Series Trust. Five advisers, TCW Funds Management, Inc. (a wholly-owned subsidiary of The TCW Group, Inc.) T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc. (a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited), OpCap Advisors (formerly known as Quest for Value Advisors), and The Dreyfus Corporation (a wholly-owned subsidiary of Mellon Bank, N.A.), (the "Advisers"), each perform investment advisory services for particular Portfolios of Endeavor Series Trust. TCW Funds Management, Inc. is the Adviser for the TCW Managed Asset Allocation Portfolio and the TCW Money Market Portfolio. T. Rowe Price Associates, Inc. is the Adviser for the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. Rowe Price-Fleming International, Inc. is the Adviser for the T. Rowe Price International Stock Portfolio.

  OpCap Advisors is the Adviser for the Value Equity Portfolio and the Opportunity Value Portfolio. The Dreyfus Corporation is the Adviser for the Dreyfus U.S. Government Securities Portfolio, and the Dreyfus Small Cap Value Portfolio. Western Reserve Life Assurance Co. of Ohio, an affiliate of AUSA, is the Adviser for the WRL Series Fund, Inc. and contracts with Janus Capital Corporation (also an "Adviser") as a sub-adviser to the WRL Growth Portfolio. The Adviser of a Portfolio is responsible for selecting the investments of the Portfolio consistent with the investment objectives and policies of the Portfolio, and will conduct securities trading for the Portfolio. All Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940.

  The investment objectives of each Portfolio are summarized as follows:

  TCW Money Market Portfolio--seeks current income, preservation of capital and maintenance of liquidity through investment in short-term money market securities. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

  TCW Managed Asset Allocation Portfolio--seeks high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

  T. Rowe Price International Stock Portfolio--seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

  Value Equity Portfolio--seeks long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

  Dreyfus Small Cap Value Portfolio--seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with a median capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Dreyfus U.S. Government Securities Portfolio--seeks as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  T. Rowe Price Equity Income Portfolio--seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend paying stocks of established companies.

  T. Rowe Price Growth Stock Portfolio--seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well established growth companies.

  Opportunity Value Portfolio--seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based upon the Portfolio Adviser's assessment of relative values.

  WRL Growth Portfolio, managed by Janus Capital Corporation--seeks growth of capital. At most times, this Portfolio will be invested primarily in equity securities which are selected solely for their capital growth potential; investment income is not a consideration.

  THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS AND OF EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS, CURRENT COPIES OF WHICH ARE ATTACHED TO THIS PROSPECTUS. INFORMATION CONTAINED IN THE UNDERLYING FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN A SUBACCOUNT OF THE MUTUAL FUND ACCOUNT.

  An investment in the Mutual Fund Account, or in any Portfolio, including the TCW Money Market Portfolio and the Dreyfus U.S. Government Securities Portfolio, is not insured or guaranteed by the U.S. government or any government agency.

  Addition, Deletion, or Substitution of Investments. AUSA cannot and does not guarantee that any of the Portfolios will always be available for Premium Payments, allocations, or transfers. AUSA retains the right, subject to any applicable law, to make changes in the Mutual Fund Account and its investments. AUSA reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of the Underlying Funds, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in AUSA's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Mutual Fund Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Mutual Fund Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.

  New Subaccounts may be established when, in the sole discretion of AUSA, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by AUSA. Each additional Subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. AUSA may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change.

  In the event any Subaccount is eliminated, AUSA will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, AUSA will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the TCW Money Market Portfolio (or in a similar portfolio of money market instruments) or in another Subaccount, if appropriate.

  In the event of any such substitution or change, AUSA may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Mutual Fund Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, AUSA also may transfer the assets of the Mutual Fund Account associated with the Policies to another account or accounts.

THE FIXED ACCOUNT

  This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Mutual Fund Account. In addition, all Policies issued before May 1, 1996, and Policies issued on or after that date but issued under a form other than AV266 101 90 396 have different Fixed Account features than those described in this Prospectus. For complete details regarding the Fixed Account, see the Policy itself.

  Premium Payments allocated and amounts transferred to the Fixed Account become part of the general account of AUSA, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and AUSA has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus which relate to the fixed portion.

  The Fixed Account is made up of all the general assets of AUSA, other than those in the Mutual Fund Account or in any other segregated asset account. The Policy Owner may allocate Premium Payments to the Fixed Account at the time of Premium Payment or by subsequent transfers from the Mutual Fund Account. Instead of the Policy Owner bearing the investment risk, as is the case for Annuity Purchase Value in the Mutual Fund Account, AUSA bears the full investment risk for all Annuity Purchase Value in the Fixed Account. AUSA has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law.

  Premium Payments applied to and any amounts transferred to the Fixed Account will reflect a fixed interest rate. The interest rates AUSA sets will be credited for increments of at least one year measured from each premium payment or transfer date. These rates will never be less than an effective annual interest rate of 3%.

  Guaranteed Periods. AUSA may offer optional guaranteed interest rate periods ("Guaranteed Period Options" or "GPOs") into which Premium Payments may be paid or amounts transferred. For example, AUSA may offer Guaranteed Period for periods of 1, 3, 5, or 7 years from time to time. The current interest rate AUSA sets for funds entering each GPO will be guaranteed until the end of that GPO's Guaranteed Period. At the end of the Guaranteed Period, the Premium Payment or amount transferred into the GPO less any withdrawals or transfers from that GPO, including the effect of any Excess Interest Adjustment or Contingent Deferred Sales Charge due to withdrawals or transfers prior to the end of the Guaranteed Period, plus accrued interest, will be rolled into a new GPO(s).

  The Policy Owner may choose the GPO(s) in which the Owner wants the funds placed by giving AUSA notice within 30 days before the end of the expiring GPO's Guaranteed Period. In the absence of such election, the new GPO's Guaranteed Period will be the same as the expiring GPO's Period unless that GPO is no longer offered, in which case, the next shorter GPO offered will be used. AUSA reserves the right, for new Premium Payments, transfers, or rollovers, to offer or not to offer any GPO except that AUSA will always offer at least a one-year GPO.

  Payments applied to a Guaranteed Period Option are subject to an Excess Interest Adjustment as described below at page 36.

  AUSA guarantees that, at any time prior to the Annuity Commencement Date, the Annuity Purchase Value of the Fixed Account allocable to a particular Policy will be not less than the amount of the Premium Payments allocated or transferred to the Fixed Account, less any applicable premium or other taxes allocable to the Fixed Account, and less any amounts deducted from the Fixed Account in connection with partial surrenders or transfers to the Mutual Fund Account (including any Contingent Deferred Sales Charges), plus interest at the effective annual rate of 3% per year. Upon surrender of the Policy, the Owner will receive at least the Premium Payments allocated to, less prior withdrawals and transfers from, the Fixed Account.

  The Current Interest Rates will be determined by AUSA in its sole discretion.

  For purposes of crediting interest, the oldest Premium Payment or transfer into a Guaranteed Period Option within the Fixed Account, plus interest allocable to that Premium Payment or transfer, is considered to be withdrawn or transferred out first; the next oldest Premium Payment plus interest is considered to be transferred out next, and so on (this is a "first-in, first-out" procedure). The Owner bears the risk that AUSA will not credit interest in excess of 3% per year. (4% per year for Owners with a policy form number other than AV266 101 90 396).

  Dollar Cost Averaging Fixed Account Option. AUSA may offer a Dollar Cost Averaging Fixed Account Option separate from the GPO(s). This option will have a one-year interest rate guarantee and will only be available under a Dollar Cost Averaging (DCA) program (see "Dollar Cost Averaging" p. 31.)

  Prior to the Annuity Commencement Date, no transfers, except through DCA, will be allowed from the DCA Fixed Account. DCA transfers must begin within 30 days after the Premium Payment or transfer to the DCA Fixed Account. Transfers must be scheduled for at least six but not more than 24 months, or for at least four, but not more than eight quarters. No changes to the amount transferred will be allowed, but changes can be made to the Subaccounts to which these transfers are allocated. DCA transfers from the DCA Fixed Account will not be subject to an Excess Interest Adjustment.

TRANSFERS

  An Owner can transfer Annuity Purchase Value from one Investment Option to another within certain limits.

  Subject to the limitations and restrictions described below, transfers from an Investment Option may be made, up to thirty days prior to the Annuity Commencement Date, by sending Written Notice, signed by the

Policy Owner, to the Service Office. The minimum amount which may be transferred is the lesser of $500 or the entire Subaccount or Guaranteed Period Option Value. If the Subaccount or Guaranteed Period Option Value remaining after a transfer is less than $500, AUSA reserves the right, at its discretion, either to deny the transfer request or to include that amount as part of the transfer.

  If the Excess Interest Adjustment (at the time of a transfer request) from any GPO is a negative adjustment, then the maximum amount that can be transferred is 25% of that GPO's Annuity Purchase Value, less amounts previously transferred out of that GPO during the current Policy Year. No maximum will apply to amounts transferred from any GPO if the Excess Interest Adjustment is a positive adjustment at the time of transfer.

  Transfers currently may be made without charge as often as the Owner wishes, subject to the minimum amount specified above. AUSA reserves the right to limit these transfers prior to the Annuity Commencement Date to no more than 12 per Policy Year in the future or to charge up to $10 per transfer in excess of twelve per Policy Year; however, currently there is no charge for any transfers.

  Transfers out of the Dollar Cost Averaging Fixed Account, except through Dollar Cost Averaging, are not allowed.

  For Policies issued under form number AV266 101 90 396, transfers out of a Guaranteed Period Option prior to the end of the Guaranteed Period are subject to an Excess Interest Adjustment, which could increase or decrease the amount available to transfer. Except for Policies issued with form number AV266 101 90 396, transfers from the Three Year Option Fixed Account are subject to a yearly limit equal to 25% of the current Three Year Option Fixed Account Value, or an amount equal to the amount the Owner transferred out of the Three Year Option Fixed Account during the prior year, whichever is greater. AUSA may, at its discretion offer the Owner the option to transfer interest earned in any of the Guaranteed Period Options to any Subaccount(s) of the Mutual Fund Account. No Excess Interest Adjustment will apply to such tranfers of interest. After the Annuity Commencement Date, transfers out of the Fixed Account are not permitted. (See "Annuity Payment Options," page 39.)

REINSTATEMENTS

  Requests are sometimes received by AUSA to reinstate funds which had been transferred to another company via a Section 1035 exchange or trustee to trustee transfer. In this situation AUSA will require the Owner to replace the same total amount of money in the applicable Subaccounts and/or Fixed Accounts as was taken from them to effect the Exchange. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of units available for each Subaccount based on the unit prices at the date of Reinstatement (within two days of the date the funds are received by AUSA). It should be noted that the number of units available on the Reinstatement date may be more or less than the number surrendered for the Exchange. Amounts reapplied to the Fixed Account will receive the interest rate they would otherwise have received, had they not been withdrawn. However, an adjustment will be made to the amount reapplied to compensate AUSA for the additional interest credited during the period of time between the withdrawal and the reapplication of the funds. Owners should consult a qualified tax adviser concerning the tax consequences of any Section 1035 exchanges or reinstatements.

DOLLAR COST AVERAGING (DCA)

  Under the Dollar Cost Averaging program prior to the Annuity Commencement Date, the Policy Owner can instruct AUSA to automatically transfer an amount specified by the Policy Owner from the DCA Fixed Account Option, the TCW Money Market Subaccount or the Dreyfus U.S. Government Securities Subaccount to any other Subaccount or Subaccounts of the Mutual Fund Account. The automatic transfers can occur monthly or quarterly and will occur on the 28th day of the month. If the DCA request is received prior to the 28th day of any month, the first transfer will occur on the 28th day of that month. If the DCA request is received on or after the 28th day of any month, the first transfer will occur on the 28th day of the following month. The amount transferred each time must be at least $500. A minimum of six monthly or four quarterly transfers are required and a maximum of 24 monthly or eight quarterly transfers are allowed from the DCA Fixed Account.

  Dollar Cost Averaging results in the purchase of more Units when the Unit Value is low, and fewer units when the Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Annuity Purchase Values or will otherwise be successful.

  The Policy Owner may request Dollar Cost Averaging when purchasing the Policy or at a later date. The program will terminate when the amount in the TCW Money Market Subaccount, the DCA Fixed Account, or the Dreyfus U.S. Government Securities Subaccount is insufficient for the next transfer, at which time the remaining balance is transferred.

  Except for DCA transfers from the DCA Fixed Account Option, the Owner can increase or decrease the amount of the transfers by sending AUSA a new Dollar Cost Averaging form. The Owner can discontinue the program by sending a Written Notice to the Service Office. The minimum number of transfers (6 monthly or 4 quarterly) requirement must be satisfied each time the DCA program is restarted following termination of the program for any reason. There is no charge for this program.

ASSET REBALANCING

  Prior to the Annuity Commencement Date the Policy Owner may instruct AUSA to automatically transfer amounts among the Subaccounts of the Mutual Fund Account on a regular basis to maintain a desired allocation of the Annuity Purchase Value among the various Subaccounts offered. Rebalancing will occur on a monthly, quarterly, semi-annual, or annual basis, beginning on a date selected by the Policy Owner. The Policy Owner must select the percentage of the Annuity Purchase Value desired in each of the various Subaccounts offered (totaling 100%). Any amounts in the Fixed Account are ignored for purposes of asset rebalancing. Rebalancing may be started, stopped, or changed at any time, except that rebalancing will not be available when:

  (1) Dollar Cost Averaging is in effect; or

  (2) any other transfer is requested.

                                  THE POLICY

  The Endeavor Variable Annuity Policy is a Flexible Premium Variable Annuity Policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by reference to the Policy itself, a copy of which is available upon request from AUSA. The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

POLICY APPLICATION AND ISSUANCE OF POLICIES

  Before it will issue a Policy, AUSA must receive a completed Policy application or transmittal form and a minimum initial Premium Payment of $5,000 for a Nonqualified Policy, $50 for a Policy purchased for use in connection with a Tax Deferred 403(b) Annuity, or $1,000 for any other Qualified Policy. A Policy ordinarily will be issued only in respect of Annuitants Age 0 through 80. Acceptance or declination of an application shall be based on AUSA's underwriting standards, and AUSA reserves the right to reject any application or Premium Payment based on those underwriting standards.

  If the application or transmittal form can be accepted in the form received, the initial Premium Payment will be credited to the Annuity Purchase Value within two Business Days after the later of receipt of the information needed to issue the Policy or receipt of the initial Premium Payment. If the initial Premium Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within five Business Days and given an explanation for the delay and the initial Premium Payment will be returned at that time unless the applicant consents to AUSA's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

  The date on which the initial Premium Payment is credited to the Annuity Purchase Value is the Policy Date. The Policy Date is the date used to determine Policy Years and Policy Anniversaries.

PREMIUM PAYMENTS

  All initial Premium Payment checks or drafts should be made payable to AUSA Life Insurance Company, Inc. and sent to the Administrative Office. Subsequent Additional Premium Payments should be sent to the Service Office. The Death Benefit will not take effect until the check or draft for the Premium Payment is honored.

  Initial Premium Payment. The minimum initial Premium Payment that AUSA currently will accept under a Policy is $5,000 under a Nonqualified Policy, $50 under a Policy purchased for use in connection with a Tax Deferred 403(b) Annuity, and $1,000 under any other Qualified Policy. AUSA reserves the right to increase or decrease this amount for a class of Policies issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Policy.

  Subsequent Additional Premium Payments. While the Annuitant is living and prior to the Annuity Commencement Date, the Owner may make Subsequent Additional Premium Payments at any time, and in any frequency. The minimum Subsequent Additional Premium Payment under both a Nonqualified Policy and a Qualified Policy is $50, including payments through automatic deduction. Subsequent Additional Premium Payments will be credited to the Policy and added to the Annuity Purchase Value as of the Business Day when they are received.

  Maximum Total Premium Payments. The maximum total Premium Payments allowed without prior approval of AUSA is $1,000,000.

  Allocation of Premium Payments. An Owner must allocate Premium Payments to one or more of the Investment Options. The Owner must specify the initial allocation in the Policy application or transmittal form. This allocation will be used for Subsequent Additional Premium Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. If the Owner fails to specify how Premium Payments are to be allocated, the Premium Payment(s) cannot be accepted.

  The Owner may change the allocation instructions for future Subsequent Additional Premium Payments by sending Written Notice, signed by the Owner, to AUSA's Service Office. The allocation change will apply to Premium Payments received after the date the Written Notice is received.

  Payment Not Honored by Bank. Any payment due under the Policy which is derived, all or in part, from any amount paid to AUSA by check or draft may be postponed until such time as AUSA determines that such instrument has been honored.

ANNUITY PURCHASE VALUE

  On the Policy Date, the Annuity Purchase Value equals the initial Premium Payment. Thereafter, the Annuity Purchase Value equals the sum of the values in the Mutual Fund Account and the Fixed Account. The

Annuity Purchase Value will increase by (1) any Subsequent Additional Premium Payments received by AUSA; (2) any increases in the Annuity Purchase Value due to investment results of the selected Subaccount(s); (3) any positive Excess Interest Adjustments on transfers, and (4) interest credited in the Fixed Account. The Annuity Purchase Value will decrease by (1) any surrenders, including applicable Excess Interest Adjustments and/or Contingent Deferred Sales Charges; (2) any decreases in the Annuity Purchase Value due to investment results of the selected Subaccounts; (3) the charges imposed by AUSA; and (4) any negative Excess Interest Adjustments on transfers.

  The Annuity Purchase Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Account(s) and/or Subaccount(s), as well as the deductions for charges. A Valuation Period is the period between successive Business Days. It begins at the close of business on each Business Day and ends at the close of business on the next succeeding Business Day. A Business Day is each day that both the New York Stock Exchange and AUSA's Service Office are open for business. Holidays are generally not Business Days.

  The Mutual Fund Account Value. When a Premium Payment is allocated or an amount is transferred to a Subaccount of the Mutual Fund Account, it is credited to the Annuity Purchase Value in the form of Accumulation Units. Each Subaccount of the Mutual Fund Account has a distinct Accumulation Unit value (the "Unit Value"). The number of units credited is determined by dividing the Premium Payment or amount transferred by the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or surrendered or withdrawn from an Account or Subaccount, units are canceled or redeemed in a similar manner.

  For each Subaccount, the Unit Value for a given Business Day is based on the net asset value of a share of the corresponding Portfolio of the Underlying Funds. Therefore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Subaccount Unit Values is described in detail in the Statement of Additional Information.

ADJUSTED ANNUITY PURCHASE VALUE (AAPV)

  The Adjusted Annuity Purchase Value is the Annuity Purchase Value increased or decreased by any Excess Interest Adjustment.

  The AAPV will be used on the Annuity Commencement Date to provide the amount of annuity payments under a Policy.

NON-PARTICIPATING POLICY

  The Policy does not participate or share in the profits or surplus earnings of AUSA. No dividends are payable on the Policy.

                        DISTRIBUTIONS UNDER THE POLICY

SURRENDERS

  Prior to the Annuity Commencement Date, the Owner may surrender all or a portion of the Cash Value in exchange for a cash withdrawal payment from AUSA. The Cash Value is the Adjusted Annuity Purchase Value less any applicable Contingent Deferred Sales Charge and any applicable premium taxes. (See "Annuity Payment Options," p. 39.) The Policy cannot be surrendered after the Annuity Commencement Date. (See "Annuity Payments," p. 37)

  When requesting a partial withdrawal ($500 minimum), the Owner must tell AUSA how the withdrawal is to be allocated among various Guaranteed Period Options of the Fixed Account and/or the Subaccount(s) of the Mutual Fund Account. If the Owner's request for a partial withdrawal from a Guaranteed Period Option of the Fixed Account is greater than the Cash Value of that Guaranteed Period Option, AUSA will pay the Owner the amount of the Cash Value of that Guaranteed Period Option. If no allocation instructions are given, the withdrawal will be deducted from each Investment Option in the same proportion that the Policy Owner's interest in each Investment Option bears to the Policy's total Annuity Purchase Value.

  Surrenders from the Fixed Account may be delayed for up to six months.

  Beginning in the second Policy Year, an Owner may surrender up to 10% of the Annuity Purchase Value without an Excess Interest Adjustment (EIA) and without a Contingent Deferred Sales Charge if no withdrawal has been made in the current Policy Year ("surrender charge free/adjustment free withdrawals"). Amounts withdrawn from the Policy in excess of this free withdrawal amount or withdrawn in the same Policy Year as a previous withdrawal (and all surrenders in the first Policy Year) are subject to the EIA and to the Contingent Deferred Sales Charge. In addition, neither a Contingent Deferred Sales Charge nor an EIA will be assessed if the policy withdrawal is necessary to meet the minimum distribution requirements for that policy specified by the IRS for tax qualified plans.

  Withdrawals free of surrender charges and adjustments will reduce the Annuity Purchase Value by the amount withdrawn. Amounts requested in excess of the portion that is free of surrender charges and adjustments are Excess Partial Withdrawals. Excess Partial Withdrawals will reduce the Annuity Purchase Value by an amount equal to (X - Y + Z) where:

  X = Excess Partial Withdrawal
  Y = Excess Interest Adjustment = (X) X  (G - C) X (M/12) where G, C, and M are defined in the Excess Interest Adjustment Section.
  Z = Contingent Deferred Sales Charge on X minus Y.

  For a discussion of the Contingent Deferred Sales Charge, see "Contingent Deferred Sales Charge," p. 45. For a discussion of the Excess Interest Adjustment, see "Excess Interest Adjustment" below.

  Since the Owner assumes the investment risk with respect to Premium Payments allocated to the Mutual Fund Account, and because withdrawals are subject to an Excess Interest Adjustment and to a Contingent Deferred Sales Charge, and possibly premium taxes, the total amount paid upon total surrender of the Cash Value (taking any prior surrenders into account) may be more or less than the total Premium Payments made. Following a surrender of the total Cash Value, or at any time the Annuity Purchase Value is zero, all rights of the Owner and Annuitant will terminate.

  In addition to the Excess Interest Adjustment and Contingent Deferred Sales Charge and any applicable premium taxes, surrenders may be subject to income taxes and, if prior to age 59 1/2, a ten percent penalty tax. (See "Certain Federal Income Tax Consequences," p. 48.)

EXCESS INTEREST ADJUSTMENT (EIA)

  Only Policies issued on or after May 1, 1996 and under form number AV266 101 90 396 are subject to the EIA, if applicable.

  Full surrenders, partial withdrawals and transfers from the Fixed Account Guaranteed Periods will be subject to an Excess Interest Adjustment except as provided for under "Surrenders" above or "Systematic Payout Plan," below.

  Excess Interest Adjustment = S X (G - C) X (M/12)

  where: S is the gross amount (i.e. before premium taxes, if any) being surrendered or withdrawn that is subject to the Excess Interest Adjustment.

          G is the guaranteed interest rate applicable to S.

          C is the current guaranteed interest rate then being offered on new Policies for the next longer option period than "M". If this Policy form or such an option period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

          M is the number of months remaining in the option period for S, rounded up to the next higher whole number of months.

  Generally, if G is lower than C, the application of the EIA (a negative EIA in this case) will result in a lower payment upon surrender. Conversely, if G is higher than C, the application of the EIA (a positive EIA in this case) will result in a higher payment upon surrender.

  Upon transfer or withdrawal from any Guaranteed Period Option, or upon full surrender of the Policy, the EIA for each Guaranteed Period Option will not reduce the Adjusted Annuity Purchase Value for that Guaranteed Period Option below the amount paid into, less any prior withdrawals and transfers from that Guaranteed Period Option, plus interest at the 3% guaranteed effective annual interest rate.

  The formula for calculating the EIA and examples of the application of the EIA are set forth in Appendix A to this Prospectus.

SYSTEMATIC PAYOUT OPTION

  Under the Systematic Payout Option Policy Owners can instruct AUSA to make automatic payments to them monthly, quarterly, semi-annually or annually from a specified Subaccount. Monthly and quarterly payments can only be sent by electronic funds transfer directly to a checking or savings account. The minimum payment is $50. The maximum payment is 10% of the Annuity Purchase Value at the time the Systematic Payout is elected divided by the number of payments made per year (e.g. 12 for monthly). If this amount is below the minimum distribution requirements for that policy specified by the IRS for tax qualified plans, the maximum payment will be increased to this minimum required distribution amount. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 days but not more than one year after the form is submitted (i.e., Systematic Payouts will start at the end of the payment mode selected, but not earlier than 30 days from the date of request).

  The Contingent Deferred Sales Charge and EIA will be waived for Policy Owners under age 59 1/2 of tax qualified policies if they take Systematic Payouts using one of the payout methods described in I.R.S. Notice 89-25, Q & A-12 (the Life Expectancy Recalculation Option, Amortization, or Annuity Factor) which generally require payments for life or life expectancy. These payments must be continued until the later of age 59 1/2 or five years from their commencement. No additional withdrawals may be taken during this time. For tax qualified policies, Policy Owners age 59 1/2 or older, the Contingent Deferred Sales Charge and EIA will be waived if payments are made using the Life Expectancy Recalculation Option.

  In addition, for either tax qualified or non-tax qualified Policies the Contingent Deferred Sales Charge and EIA will not be imposed on Systematic Payouts.

  Qualified Policies are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty taxes. In addition, the tax treatment of systematic payouts from Nonqualified Policies has had an unfavorable ruling regarding the ability to avoid the 10% penalty tax. Therefore, the Policy Owner should consult a qualified tax adviser before requesting a Systematic Payout. In certain circumstances withdrawn amounts may be included in the Policy Owner's gross income. (See "Certain Federal Income Tax Consequences," p. 48.)

ANNUITY PAYMENTS

  Annuity Commencement Date. Unless the Annuity Commencement Date is changed, Annuity Payments under a Policy will begin on the Annuity Commencement Date which is selected by the Policy Owner at the time the Policy is applied for. The Annuity Commencement Date may be changed from time to time by the Policy Owner by Written Notice to AUSA, provided that notice of each change is received by AUSA at its Service Office at least thirty (30) days prior to the then current Annuity Commencement Date. Except as otherwise permitted by AUSA, a new Annuity Commencement Date must be a date which is: (1) at least thirty (30) days after the date notice of the change is received by AUSA; and (2) not later than the last day of the policy month following the Annuitant's 85th birthday.

  The Annuity Commencement Date may also be changed by the Beneficiary's election of the Annuity Option after the Annuitant's death.

  Election of Payment Option. During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Policy Owner may choose an Annuity Payment Option or change the election, but Written Notice of any election or change of election must be received by AUSA at its Service Office at least thirty (30) days prior to the Annuity Commencement Date. If no election is made prior to the Annuity Commencement Date, Annuity Payments will be made (i) under Option 3, life income with level payments for 10 years certain, using the existing Adjusted Annuity Purchase Value of the Fixed Account, or (ii) under Option 3-V, life income with variable payments for 10 years certain, using the existing Adjusted Annuity Purchase Value of the Mutual Fund Account, or (iii) in a combination of (i) and (ii). If the Adjusted Annuity Purchase Value on the Annuity Commencement Date is less than $2,000, AUSA reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

  Prior to the Annuity Commencement Date, the Beneficiary may elect to receive the Death Benefit in a lump sum or under one of the Payment Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "Death Benefit," p. 42.) Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Policy Owner (or the Beneficiary, after the Annuitant's death).

  The person who elects a Payment Option can also name one or more successor payees to receive any unpaid amount AUSA has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

  A payee who did not elect the Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells AUSA in writing and AUSA agrees.

  Unless the Policy Owner specifies otherwise, the payee shall be the Annuitant, or, after the Annuitant's death, the Beneficiary. AUSA may require written proof of the age of any person who has an annuity purchased under Option 3, 3-V, 5 or 5-V.

  Premium Tax. AUSA may be required by state law to pay premium tax on the amount applied to a payment option or upon withdrawal. If so, AUSA will deduct the premium tax before applying or paying the proceeds.

  Supplementary Policy. Once proceeds become payable and a choice has been made, AUSA will issue a Supplementary Policy in settlement of the option elected under the Policy setting forth the terms of the option elected. The Supplementary Policy will name the payees and will describe the payment schedule.

ANNUITY PAYMENT OPTIONS

  The Policy provides five Payment Options which are described below. Three of these are offered as either "Fixed Payment Options" or "Variable Payment Options," and two are only available as Fixed Payment Options. The Policy Owner may elect a Fixed Payment Option, a Variable Payment Option, or a combination of both. If the Policy Owner elects a combination, he must specify what part of the Policy Proceeds are to be applied to the Fixed and Variable Options (and he must also specify which Subaccounts for the Variable Options).

  NOTE CAREFULLY: Under Payment Options 3(1) and 5 (including 3-V(1) and 5-V), it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

  On the Annuity Commencement Date, the Policy's Adjusted Annuity Purchase Value will be applied to provide for Annuity Payments under the selected Annuity Option as specified. The Adjusted Annuity Purchase Value is the Annuity Purchase Value for the Valuation Period which ends immediately preceding the Annuity Commencement Date, including the effect of any applicable Excess Interest Adjustment, and reduced by any applicable premium or similar taxes.

  The effect of choosing a Fixed Annuity Option is that the amount of each payment will be set on the Annuity Commencement Date and will not change. If a Fixed Annuity Option is selected, the Adjusted Annuity Purchase Value will be transferred to the general account of AUSA, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. For further information, contact AUSA at its Service Office.

  Guaranteed Values. There are five Fixed Annuity Options. Options 1, 2 and 4 are based on a guaranteed interest rate of 3%. Options 3 and 5 are based on a guaranteed interest rate of 3% using the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.)

  Option 1--Interest Payments. The policy proceeds may be left with AUSA for any term agreed to. AUSA will pay the interest in equal payments or it may be left to accumulate. Withdrawal rights will be agreed upon by the Owner and AUSA when the option is elected.

  Option 2--Income for a Specified Period. Level payments of the proceeds with interest are made for the fixed period elected, at which time the funds are exhausted.

  Option 3--Life Income. An election may be made between:

    1. "No Period Certain"--Level payments will be made during the lifetime of the Annuitant.

    2. "10 Years Certain"--Level Payments will be made for the longer of the Annuitant's lifetime or ten years.

    3. "Guaranteed Return of Policy Proceeds"--Level payments will be made for the longer of the Annuitant's lifetime or the number of payments which, when added together, equals the proceeds applied to the income option.

  Option 4--Income of a Specified Amount. Payments are made for any specified amount until the proceeds with interest are exhausted.

  Option 5--Joint and Survivor Annuity. Payments are made during the joint lifetime of the payee and a joint payee of the Owner's selection. Payments will be made as long as either person is living.

  Other options may be arranged by agreement with AUSA. Certain options may not be available in some states.

  Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed amount (guaranteed amounts are based upon the tables contained in the Policy). Current amounts may be obtained from AUSA.

  Variable Payment Options. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The tables are based on a 5% effective annual Assumed Investment Return and the "1983 Table a" (male, female, and unisex if required by law) mortality table improved to the year 2000 with projection Scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) The dollar amount of subsequent Variable Annuity Payments will vary based on the investment performance of the Subaccount of the Mutual Fund Account selected by the Annuitant or Beneficiary. If the actual investment performance exactly matched the Assumed Investment Return of 5% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment performance exceeds the Assumed Investment Return, the amount of the payments would increase. Conversely, if actual investment performance is worse than the Assumed Investment Return, the amount of the payments would decrease.

  Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed) and adjusted age of the Annuitant. The adjusted age is the Annuitant's actual age nearest birthday, at the Annuity Commencement Date, adjusted as follows:

     ANNUITY COMMENCEMENT DATE   ADJUSTED AGE
     -------------------------   ------------
     Before 2001                 Actual Age
     2001-2010                   Actual Age minus 1
     2011-2020                   Actual Age minus 2
     2021-2030                   Actual Age minus 3
     2031-2040                   Actual Age minus 4
     After 2040                  As determined by AUSA

  This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

  The following Variable Payment Options generally are available:

  Option 3-V--Life Income. An election may be made between:

  1. "No Period Certain"--Payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain"--Payments will be made for the longer of the Annuitant's lifetime or ten years.

  Option 5-V--Joint and Survivor Annuity. Payments are made as long as either the Annuitant or the joint Annuitant is living.

  Certain options may not be available in some states.

  Determination of Subsequent Variable Payments. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are credited to the Policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the Policy then remains fixed. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the Policy by the Annuity Unit Value for the particular Subaccount on the date the payment is made.

  Transfer. A Policy Owner may transfer the value of the Annuity Units from one Subaccount to another within the Mutual Fund Account or to the Fixed Account. However, after the Annuity Commencement Date no transfers may be made from the Fixed Account to the Mutual Fund Account.

The minimum amount which may be transferred is the lesser of $10 of monthly income or the entire monthly income of the variable Annuity Units in the Subaccount from which the transfer is being made. The remaining Annuity Units in the Subaccount must provide at least $10 of monthly income. If, after a transfer, the monthly income of the remaining Annuity Units in a Subaccount would be less than $10, AUSA reserves the right to include those Annuity Units as part of the transfer. AUSA reserves the right to limit transfers between Subaccounts or to the Fixed Account after the Annuity Commencement Date to once per Policy Year.

                                    *  *  *

  A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policy Owner has not provided AUSA with a written election not to have federal income taxes withheld, AUSA must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory as to certain Qualified Policies. (See "Certain Federal Income Tax Consequences," p. 48.)

  Adjustment of Annuity Payments. Payments will be made at 1, 3, 6, or 12 month intervals. If the individual payments provided for would be or become less than $50, AUSA may change, at its discretion, the frequency of payments to such intervals as will result in payments of at least $50. If the Adjusted Annuity Purchase Value on the Annuity Commencement Date is less than $2,000, AUSA may pay such value in one sum in lieu of the payments otherwise provided for.

DEATH BENEFIT

  Death of Annuitant Prior to Annuity Commencement Date. A Death Benefit will be paid to the Beneficiary if the Annuitant is also the Owner and the Owner dies prior to the Annuity Commencement Date. The amount of the Death Benefit will be the greater of a) the Annuity Purchase Value (or the Cash Value, if greater) on the later of the date proof of the Owner's death and the date an election of the method of settlement are received by AUSA's Service Office, or
b) the Guaranteed Minimum Death Benefit ("GMDB") described below.

  The Annual Step-Up Guaranteed Minimum Death Benefit is the highest Annuity Purchase Value on any Policy Anniversary prior to the earlier of the date of death or the Owner's 81st birthday, plus Premium Payments less any Adjusted Partial Withdrawals since that anniversary. For this purpose, the issue date will be treated as a Policy Anniversary. The Annual Step-Up Guaranteed Minimum Death Benefit only applies to Policies issued with form number AV266 101 90 396.

  If the surviving spouse elects to continue the policy in lieu of receiving the Death Benefit, an amount equal to the excess, if any, of the Guaranteed Minimum Death Benefit (i.e., the Annual Step-Up Death Benefit) over the Annuity Purchase Value, will then be added to the Annuity Purchase Value. This amount will be added only once, at the time of such election.

  Adjusted Partial Withdrawal. To determine the GMDB for each partial withdrawal, the Adjusted Partial Withdrawal is the sum of (1) and (2), where

(1) The Surrender charge free/adjustment free withdrawal amount taken and,

(2) the product of (a) times (b) where:

  (a) is the ratio of the amount of the Excess Partial Withdrawal to the Annuity Purchase Value on the date of (but prior to) the Excess Partial Withdrawal; and

  (b) is the Death Benefit on the date of (but prior to) the Excess Partial Withdrawal.

  If a partial withdrawal is taken when the GMDB exceeds the Annuity Purchase Value, then the partial withdrawal amount used to determine the GMDB will exceed the amount of the partial withdrawal. In that case, the total proceeds of a partial withdrawal followed by a Death Benefit could be less than total Premium Payments.

  Note that the Death Benefit is payable on the death of the Annuitant who is the Owner, not the death of the Owner, if different (if the Annuitant who is not the Owner dies, the Owner will become the Annuitant unless the Owner specifically requests on the policy application or in writing that the Death Benefit be paid upon the Annuitant's death and AUSA agrees to such election).

  Due Proof of Death of the Annuitant is proof that the Annuitant who is the Owner died prior to the commencement of Annuity Payments. Upon receipt of this proof and an election of a method of settlement and return of the Policy, the Death Benefit generally will be paid within seven days, or as soon thereafter as AUSA has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Annuity Payment Options described above, unless a settlement agreement is effective at the death of the Annuitant preventing such election.

  If the Annuitant was the Policy Owner, and the Beneficiary was not the Annuitant's spouse, then (1) the Death Benefit must be distributed within five years of the date of the deceased Owner's death, or (2) payments under a Payment Option must begin within one year of the deceased Owner's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the deceased Owner's death. If the sole Beneficiary is the deceased Owner's surviving spouse, such spouse may elect to continue the Policy as the new Annuitant and Policy Owner instead of receiving the Death Benefit. (See "Federal Tax Matters" in the Statement of Additional Information.)

  Death On or After Annuity Commencement Date. The death benefit payable on or after the Annuity Commencement Date depends on the Payment Option selected. If any Owner dies on or after the Annuity Commencement Date, but before the entire interest in the Policy is distributed, the remaining portion of such interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death.

  Beneficiary. The Beneficiary designation in the application will remain in effect until changed. The Policy Owner may change the designated Beneficiary by sending Written Notice to AUSA. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Policy Owner may then designate a new Beneficiary.) The change will take effect as of the date the Policy Owner signs the Written Notice, whether or not the Policy Owner is living when the Notice is received by AUSA. AUSA will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Policy Owner fails to specify their interests, they will share equally.

DEATH OF OWNER

  Federal tax law requires that if any Policy Owner (including any joint Owner or any Successor Policy Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Policy Owner or the Contingent Policy Owner. Certain rules apply where 1) the spouse of the deceased Owner is the sole Beneficiary, 2) the Policy Owner is not a natural person and the primary Annuitant dies or is changed, or 3) any Policy Owner dies after the Annuity Commencement Date. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other rules may apply to Qualified Policies. (See also "Death Benefit," p.
42).

RESTRICTIONS UNDER SECTION 403(B) PLANS

  Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

RESTRICTIONS UNDER QUALIFIED POLICIES

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

                            CHARGES AND DEDUCTIONS

  No deductions are made from Premium Payments, so that the full amount of each Premium Payment is invested in one or more of the Accounts. AUSA will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes, or for certain transfers or other transactions. Charges and expenses are also deducted from the Underlying Funds.

CONTINGENT DEFERRED SALES CHARGE

  AUSA will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. AUSA may apply a Contingent Deferred Sales Charge to any amount surrendered (i.e., withdrawn) in connection with a full or partial Policy surrender in order to cover distribution expenses. A Contingent Deferred Sales Charge will not be applied to withdrawal, after the first Policy Year, of up to 10% of the Annuity Purchase Value, if there have been no withdrawals in the current Policy Year. A Contingent Deferred Sales Charge will also not be applied if the withdrawal is necessary to meet the minimum distribution requirements for that policy specified by the IRS for tax qualified plans. The Contingent Deferred Sales Charge is also waived upon certain Systematic Payment Options (see p. 37).

  The amount of the Contingent Deferred Sales Charge is determined by multiplying the amount of the premium withdrawn by the applicable Contingent Deferred Sales Charge Percentage. The applicable Contingent Deferred Sales Charge Percentage will depend upon the number of Policy Anniversaries that have elapsed since the Premium Payment that is being withdrawn was made. For this purpose, surrenders are allocated to Premium Payments on a "first in-first out" basis, i.e., first to the oldest Premium Payment, then to the next oldest Premium Payment, and so on. Premium Payments are deemed to be withdrawn before earnings, and after all Premium Payments have been withdrawn, the remaining Adjusted Annuity Premium Value may be withdrawn without any Contingent Deferred Sales Charge. The following is the table of Contingent Deferred Sales Charge Percentages:

                       NUMBER OF POLICY                    APPLICABLE CONTINGENT
                          YEARS SINCE                         DEFERRED SALES
                        PREMIUM PAYMENT                      CHARGE PERCENTAGE
                       ----------------                    ---------------------
     Less than 1..........................................            7%
     At least 1 and less than 2...........................            6%
     At least 2 and less than 3...........................            5%
     At least 3 and less than 4...........................            4%
     At least 4 and less than 5...........................            3%
     At least 5 and less than 6...........................            2%
     At least 6 and less than 7...........................            1%

  AUSA anticipates that the Contingent Deferred Sales Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from AUSA's general funds, which will include amounts derived from the charge for mortality and expense risks.

MORTALITY AND EXPENSE RISK CHARGE

  AUSA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is equal to an effective annual rate of 1.25% of the net assets in the Mutual Fund Account. The Mortality and Expense Risk Charge is reflected in the Accumulation or Annuity Unit Values for the Policy for each Subaccount.

  Annuity Purchase Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by AUSA. The mortality risks assumed by AUSA arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay Death Benefits prior to the Annuity Commencement Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the monthly Annuity payments that the Annuitant will receive under the Policy.

  AUSA also bears substantial risk in connection with the Death Benefit Guarantee since AUSA will pay a Death Benefit equal to the Guaranteed Minimum Death Benefit if that amount is higher than the Annuity Purchase Value.

  The expense risk assumed by AUSA is the risk that AUSA's actual expenses in administering the Policy and the Accounts will exceed the amount recovered through the Administrative and Policy Maintenance Charges.

  If the Mortality and Expense Risk Charge is insufficient to cover AUSA's actual costs, AUSA will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to AUSA. AUSA expects a profit from this charge. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from AUSA's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Charge. A mortality and expense risk charge is assessed during the annuity phase for all Variable Annuity Options including those that do not carry a life contingency.

ADMINISTRATIVE CHARGES

  In order to cover the costs of administering the Policies and the Accounts, AUSA deducts a Policy Maintenance Charge from the Annuity Purchase Value of each Policy, and also deducts a daily Administrative

Expense Charge from the assets of each Subaccount of the Mutual Fund Account.

  The annual Policy Maintenance Charge is deducted from the Annuity Purchase Value of each Policy on each Policy Anniversary prior to the Annuity Commencement Date. After the Annuity Commencement Date, the charge is not deducted. This annual Policy Maintenance Charge generally is $35 and it will not be increased. It will never exceed 2% of the Annuity Purchase Value. For Policies issued on or after May 1, 1995, this charge is waived if the sum of the Premium Payments made less the sum of all Partial Withdrawals is at least $50,000 on the Policy Anniversary. AUSA does not anticipate realizing any profit from this charge. The Policy Maintenance Charge will be deducted only from the Subaccounts in the Mutual Fund Account, in the same proportion that the Policy Owner's interest in each Subaccount bears to the Annuity Purchase Value in the Mutual Fund Account.

  AUSA also deducts a daily Administrative Expense Charge from the net assets of each Subaccount of the Mutual Fund Account. This charge currently is equal to an effective annual rate of .15% of the net assets in the Mutual Fund Account. The Administrative Expense Charge may be increased in the future (but it will never exceed .30%, and the combined total of this charge and the Mortality and Expense Risk Charge will never exceed the current level of 1.40%). AUSA does not anticipate realizing any profit from this charge.

PREMIUM TAXES

  AUSA currently makes no deduction from the Premium Payments for any state premium taxes AUSA pays in connection with Premium Payments under the Policies. However, AUSA will deduct the aggregate premium taxes paid on behalf of a particular Policy from the Annuity Purchase Value on (i) the Annuity Commencement Date (thus reducing the Adjusted Annuity Purchase Value), (ii) the total surrender of a Policy, or (iii) payment of the death proceeds of a Policy.

FEDERAL, STATE AND LOCAL TAXES

  No charges are currently made for federal, state, or local taxes other than premium taxes. However, AUSA reserves the right to deduct charges in the future for any taxes or other economic burden resulting from the application of any tax laws that AUSA determines to be attributable to the accounts or the policies.

TRANSFER CHARGE

  There is no charge for the first 12 transfers between Investment Options in each Policy Year. AUSA reserves the right to impose a $10 charge for the thirteenth and each subsequent transfer request made by the Owner during a single Policy Year. For the purpose of determining whether a transfer charge is payable, Premium Payment allocations are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No transfer charge will be imposed for any transfer which is not at the Owner's request.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

  Each of the Portfolios of the Underlying Funds is responsible for all of its expenses. In addition, charges will be made against each of the Portfolios of the Underlying Funds for investment advisory services provided to the Portfolio. The net assets of each Portfolio of the Underlying Funds will reflect deductions in connection with the investment advisory fee and other expenses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectuses for the Underlying Funds, current copies of which accompany this Prospectus.

EMPLOYEES AND AGENT PURCHASES

  The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of AUSA or its affiliated companies or their spouse or minor children. In such a case, a bonus of 5% of each premium deposit may be credited to the Policy due to lower acquisition costs AUSA experiences on those purchases. The bonus will be reported to the Internal Revenue Service as taxable income to the employee or registered representative. Compensation to the registered representative and broker/dealer will be reduced by the amount of such bonus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Policy, based on the Internal Revenue Code of 1986, as amended (the "Code"), proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

  At the time the initial Premium Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified Policy. If the initial Premium Payment is derived from an exchange or surrender of another annuity policy, AUSA may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity policy. AUSA will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Premium Payment stated above. Subsequent Additional Premium Payments under a Policy must qualify for the same federal income tax treatment as the initial Premium Payment under the Policy; AUSA will not accept a Subsequent Additional Premium Payment under a Policy if the federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

  The Qualified Policies were designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Sections 401(a), 403(b), 408(a), or 457 of the Code and individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) of the Code. Certain requirements must be satisfied in purchasing a Qualified Policy in order for the plan, account or annuity to retain its special tax treatment. This summary is not intended to cover such requirements, and assumes that Qualified Policies are purchased pursuant to retirement plans or individual retirement accounts, or are individual retirement annuities, that qualify for such special tax treatment. This summary was prepared by AUSA after consultation with tax counsel, but no opinion of tax counsel has been obtained.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS/HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A POLICY UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

TAX STATUS OF THE POLICY

  The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the tax requirements for qualifying as an annuity contract.

TAXATION OF ANNUITIES

  The discussion below applies only to those Policies owned by natural persons, and that qualify as annuity contracts for federal income tax purposes. With respect to Owners who are natural persons, the Policy should be treated as an annuity contract for federal income tax purposes.

 In General. Except as described below with respect to Owners who are not natural persons, an Owner who holds a Policy satisfying the diversification and distribution requirements described in the Statement of Additional Information should not be taxed on increases in the Annuity Purchase Value until an amount is received or deemed received, e.g., upon a partial or full surrender or as Annuity Payments under the Annuity Option selected. Generally, any amount received or deemed received under a Nonqualified Annuity Contract prior to the Annuity Commencement Date is deemed to come first from any "Income on the Contract" and then from the "Investment in the Contract." The "Investment in the Contract" generally equals total premium payments less amounts received which were not includable in gross income. To the extent that the Annuity Purchase Value (ignoring any surrender charges except on a full surrender) exceeds the "Investment in the Contract," such excess constitutes the "Income on the Contract." For these purposes such "Income on the Contract" shall be computed by reference to the aggregation rules described below, and the amount includable in gross income will be taxable as ordinary income. If at the time that any amount is received or deemed received there is no "Income on the Contract" (e.g., because the gross Annuity Purchase Value does not exceed the "Investment in the Contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "Investment in the Contract."

  For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Annuity Purchase Value (including assignment of Owner's right to receive Annuity Payments prior to the Annuity Commencement Date) generally will be treated as a distribution in the amount of such portion of the Annuity Purchase Value. Additionally, if an Owner designates a new Owner prior to the Annuity Commencement Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Policy in an amount equal to the Annuity Purchase Value. A transfer of ownership or an assignment of a Policy, or designation of an Annuitant or Beneficiary who is not also the Owner, as well as the selection of certain Annuity Commencement Dates, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, designation, selection or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Aggregation Rules. Generally all nonqualified deferred annuity contracts issued by the same company (or an affiliated company) to the same owner during any calendar year shall be treated as one annuity contract, and "aggregated" for purposes of determining the amount includable in gross income. In addition, for such purposes all individual retirement annuities and accounts under Section 408 of the Code for an individual are aggregated, and generally all distributions therefrom during a calendar year are treated as one distribution made as of the end of such year.

  Surrenders or Withdrawals. In the case of a partial surrender (including systematic withdrawals) under a Nonqualified Policy, the amount received generally will be includable in gross income to the extent that it does not exceed the "Income on the Contract," which is generally equal to the excess of the Annuity Purchase Value immediately before the partial surrender over the "Investment in the Contract" at that time. However for these purposes, the Annuity Purchase Value immediately before a partial surrender may have to be increased by any positive Excess Interest Adjustment which results from such a partial surrender or which could result from a simultaneous full surrender, and may need further adjustments if the aggregation rules apply. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an Excess Interest Adjustment that may apply in the case of a Non-Qualified Policy or a Qualified Policy. In the case of a partial surrender (including systematic withdrawals) under a Qualified Policy (other than one qualified under Section 457 of the Code), a ratable portion of the amount received is generally excludable from gross income, based on the ratio of the "Investment in the Contract" to the individual's total account balance or accrued benefit under the retirement plan at the time of each such payment. For a Qualified Policy, the "Investment in the Contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy. In the case of a full surrender under a Nonqualified Policy or a Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the "Investment in the Contract," unless the aggregation rules apply.

  Annuity Payments. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, in general only a portion of the Annuity Payments received after the Annuity Commencement Date will be includable in the gross income of the recipient.

  For Fixed Annuity Payments, in general the excludable portion of each payment is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total expected value of the Annuity Payments for the term of the payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments is includable in gross income.

  For Variable Annuity Payments, the includable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is excludable from gross income. This dollar amount is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total number of expected periodic payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments is includable in gross income.

  Where an Owner allocates a portion of the Adjusted Annuity Purchase Value on the Annuity Commencement Date to more than one annuity payment option (fixed or variable), special rules govern the allocation of the Policy's entire "Investment in the Contract" on such date to each such option, for purposes of determining the excludable amount of each payment received under that option. AUSA makes no attempt to describe these allocation rules, because they would prescribe a complex variety of results, depending on how the allocations were made among the various types of options. Instead, any Owner is advised to consult a competent tax adviser as to the potential tax effects of allocating any amount of Adjusted Annuity Purchase Value to any particular annuity payment option.

  If, after the Annuity Commencement Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the "Investment in the Contract" as of the Annuity Commencement Date over the aggregate amount of Annuity Payments received on or after the Annuity Commencement Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of the death of an Owner or the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the "Investment in the Contract" is not affected by the Owner's or Annuitant's death. That is, the "Investment in the Contract" remains generally the total premium payments less amounts received which were not includible in gross income.

  Penalty Taxes. In the case of any amount received or deemed received from the Policy, e.g., upon a surrender of a Policy or a deemed distribution under a Policy resulting from a pledge, assignment or agreement to pledge or assign or an Annuity Payment with respect to a Policy, there may be imposed on the recipient a federal penalty tax equal to 10% of the amount includable in gross income. The penalty tax generally will not apply to any distribution: (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a result of the death of the holder (generally the Owner); (iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his/her beneficiary. Other rules may apply to Qualified Policies.

  Withholding. The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain Qualified Policies, certain distributions are subject to mandatory withholding.

  Qualified Policies. The Qualified Policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2

(subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law.

  AUSA makes no attempt to provide more than general information about use of the Policy with the various types of retirement plans. Purchasers of Policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Policy.

  Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Policy must contain certain provisions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a Contingent Owner or assign the Policy as collateral security; (iii) the total Premium Payments for any calendar year may not exceed $2,000, except in the case of as a rollover amount or contribution under Section 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv)
Annuity Payments or withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2; (v) an Annuity Payment Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Annuity Purchase Value. Policies intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.

  Section 408 of the Code also indicates that no part of the funds for an individual retirement account or annuity ("IRA") should be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the cash value for the contract. The Policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Policy under Section 408 of the Code. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision, such as the provision in the Policy, comports with IRA qualification requirements.

  Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant, or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments.

  Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts required under a
Section 457 Plan are taxable and are subject to federal income tax withholding as wages.

  Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Annuity Purchase Value as of the close of the taxable year and all previous distributions under the Policy over (ii) the sum of the Premium Payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Policy. For these purposes, the Annuity Purchase Value at year end may have to be increased by any positive Excess Interest Adjustment which could result from a full surrender at such time. There is, however, no definitive guidance on the proper tax treatment of Excess Interest Adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an Excess Interest Adjustment. Notwithstanding the preceding sentences in this paragraph, Section 72(u) of the Code does not apply to (i) a Policy the nominal Owner of which is not a natural person but the beneficial Owner of which is a natural person, (ii) a Policy acquired by the estate of a decedent by reason of such decedent's death (iii) a Qualified Policy (other than one qualified under Section 457) or (iv) a single-payment annuity the Annuity Commencement Date for which is no later than one year from the date of the single Premium Payment; instead, such Policies are taxed as described above under the heading "Taxation of Annuities."

  Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

                          DISTRIBUTOR OF THE POLICIES

  AEGON USA Securities, Inc., an affiliate of AUSA, is the principal underwriter of the Policies. AEGON USA Securities, Inc. has entered or will enter into one or more agreements with various broker-dealers for the distribution of the Policies. Commissions and expense allowances on Policy sales are paid to dealers. Commissions and expense allowances payable to a broker-dealer will be up to 4 1/2% of Premium Payments. In addition, certain broker-dealers may receive additional commissions and certain expense allowances based upon the attainment of specific sales volume targets and other factors. These commissions and expense allowances are not deducted from Premium Payments, they are paid by AUSA.

                                 VOTING RIGHTS

  To the extent required by law, AUSA will vote the Underlying Funds shares held by the Mutual Fund Account at regular and special shareholder meetings of the Underlying Funds in accordance with instructions received from persons having voting interests in the portfolios. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result AUSA determines that it is permitted to vote the Underlying Funds' shares in its own right, it may elect to do so.

  Before the Annuity Commencement Date, the Policy Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing his or her Annuity Purchase

Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted.

  After the Annuity Commencement Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

  The number of votes that the Owner or person receiving income payments has the right to instruct will be determined as of the date established by the Underlying Funds for determining shareholders eligible to vote at the meeting of the Underlying Funds. AUSA will solicit voting instructions by sending Owners or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Underlying Funds. Portfolio shares as to which no timely instructions are received and shares held by AUSA in which Owners or other persons entitled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Policies participating in the same Subaccount.

  Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Mutual Fund Account is a party or to which the assets of the Account are subject. AUSA is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Mutual Fund Account.

                      STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
The Policy--General Provisions............................................   3
  Owner...................................................................   3
  Entire Policy...........................................................   3
  Deferment of Payment and Transfers......................................   3
  Misstatement of Age or Sex..............................................   4
  Reallocation of Annuity Purchase Values After the Annuity Commencement
    Date..................................................................   4
  Assignment..............................................................   4
  Evidence of Survival....................................................   4
  Amendments..............................................................   4
Federal Tax Matters.......................................................   5
  Tax Status of the Policy................................................   5
  Taxation of AUSA........................................................   6
Investment Experience.....................................................   6
State Regulation of AUSA..................................................  10
Records and Reports.......................................................  10
Distribution of the Policies..............................................  10
Custody of Assets.........................................................  10
Historical Performance Data...............................................  11
  Money Market Yields.....................................................  11
  Other Subaccount Yields.................................................  12
  Total Returns...........................................................  12
  Other Performance Data..................................................  13
Legal Matters.............................................................  13
Independent Auditors......................................................  13
Other Information.........................................................  14
Financial Statements......................................................  14

                                  APPENDIX A

                         EXCESS INTEREST ADJUSTMENT(1)

  The formula which will be used to determined the Excess Interest Adjustment
(EIA) is:

                               S*(G - C)* (M/12)

S=  Gross amount being withdrawn that is subject to the EIA

G=  Guaranteed Interest Rate in effect for the policy

C= Current Guaranteed Interest Rate then being offered on new premiums for the next longer option period than "M". If this policy form or such an option period is no longer offered, "C" will be the U.S. Treasury rate for the next longer maturity (in whole years) than "M" on the 25th day of the previous calendar month, plus up to 2%.

M= Number of months remaining in the current option period, rounded up to the next higher whole number of months.

EXAMPLE 1 (FULL SURRENDER, RATES INCREASE BY 3%):

Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Full Surrender:                        Middle of Contract Year 3

Annuity Purchase Value ("APV") at
  middle of Contract Year 3            = 50,000* (1.055) R 2.5 = 57,161.18
Penalty Free Amount at middle of
  Contract Year 3                      = 57,161.18* .10 = 5,716.12
Amount Subject to EIA                  = 57,161.18 - 5,716.12 = 51,445.06
EIA Floor                              = 50,000* (1.03) R 2.5 = 53,834.80

Excess Interest Adjustment

 G = .055

 C = .085

 M = 30

Excess Interest Adjustment
                                       = S* (G - C)* (M/12)
                                       = 51,445.06* (.055 - .085)* (30/12)
                                       = (3,858.38), but Excess Interest
                                         Adjustment cannot cause the Adjusted
                                         APV to fall below the floor, so the
                                         adjustment is limited to 53,834.80 -
                                          57,161.18 = (3,326.38)
Adjusted Annuity Purchase
  Value ("AAPV")                       = APV + EIA = 57,161.18 + (3,326.38)
                                       = 53,834.80

Surrender Charges                       = (50,000 - 5,716.12)* .05
                                        = 2,214.19
Net Surrender Value at middle of
  Contract Year 3                       = 53,834.80 - 2,214.19
                                        = 51,620.61

EXAMPLE 2 (FULL SURRENDER, RATES DECREASE BY 1%):

Single Premium:                         $50,000
Guarantee Period:                       5 Years
Guarantee Rate:                         5.50% per annum
Full Surrender:                         Middle of Contract Year 3

Annuity Purchase Value at middle
  of Contract Year 3                    = 50,000* (1.055) R 2.5 = 57,161.18
Penalty Free Amount at middle of
  Contract Year 3                       = 57,161.18* .10 = 5,716.12

Amount Subject to EIA                   = 57,161.18 - 5,716.12 = 51,445.06
EIA Floor                               = 50,000* (1.03) R 2.5 = 53,834.80

Excess Interest Adjustment
 G = .055
 C = .045
 M = 30

Excess Interest Adjustment              = S* (G - C)* (M/12) = 51,445.06*
                                          (.055 - .045)* (30/12) = 1,286.13

Adjusted APV                            = 57,161.18 + 1,286.13 = 58,447.31

Surrender Charges                       = (50,000 - 5,716.12)* .05 = 2,214.19

Net Surrender Value at middle of
  Contract Year 3                       = 58,447.31 - 2,214.19 = 56,233.12

  On a partial surrender, AUSA will pay the policy holder the full amount of withdrawal requested (as long as the Annuity Purchase Value is sufficient). Surrender Charge free/adjustment free withdrawals will reduce the APV by the amount withdrawn. Amounts withdrawn in excess of the Surrender Charge free/adjustment free portion will reduce the APV by an amount equal to:

                                     X-Y+Z

X=  Excess Partial Withdrawal
Y= Excess Interest Adjustment = (X)*(G-C)*(M/12) where G, C, and M are defined above.
Z=  Surrender Charge on X and Y.

EXAMPLE 3 (PARTIAL WITHDRAWAL, RATES INCREASE BY 1%):

Single Premium:                        $50,000
Guarantee Period:                      5 Years
Guarantee Rate:                        5.50% per annum
Partial Surrender:                     $20,000; Middle of Contract Year 3

Annuity Purchase Value at middle
  of Contract Year 3                   = 50,000* (1.055) R 2.5 = 57,161.18
Penalty Free Amount at middle of
  Contract Year 3                      = 57,161.18* .10 = 5,716.12

Excess Interest/Surrender Charge (SC) Adjustment
 X = 20,000 - 5,716.12=14,283.88
 G = .055
 C = .065
 M = 30
 Y = 14,283.88* (.055 - .065)* (30/12) = (357.10)
 Z = .05* (20,000 - 5,716.12 - (357.10)) = 732.05

Reduction to APV for Excess
Withdrawal:                            = X - Y + Z

                                       = 14,283.88 - (357.10) + 732.05
                                       = 15,373.03

Remaining Annuity Purchase Value at
middle of Contract Year 3              = 57,161.18 - 5,716.12 - 15,373.03
                                       = 36,072.03

EXAMPLE 4 (PARTIAL WITHDRAWAL, RATES DECREASE BY 1%):

Single Premium:                         $50,000
Guarantee Period:                       5 Years
Guarantee Rate:                         5.50% per annum
Partial Surrender:                      $20,000; Middle of Contract Year 3

Annuity Purchase Value at middle
  of Contract Year 3                    = 50,000* (1,055) R 2.5 = 57,161.18
Penalty Free Amount at middle of
  Contract Year 3                       = 57,161.18* .10 = 5,716.12

Excess Interest/Surrender Charge Adjustment
 X=20,000 - 5,716.12 = 14,283.88
 G=.055
 C=.045
 M=30
 Y=14.283.88*(.055 - .045)*(30/12) = 357.10
 Z=.05* (20,000 - 5,716.12 - 357.10) = 696.34

Reduction to APV for Excess
Withdrawal:

                                        = X - Y = Z
                                        = 14,283.88 - 357.10 + 696.34
                                        = 14,623.12

Remaining Annuity Purchase Value at
middle of Contract Year 3
                                        = 57,161.18 - 5,716.12 - 14,623.12
                                        = 38,821.94

(1)* represents multiplication;
R represents exponentiation.

PROSPECTUS
----------
                             ENDEAVOR SERIES TRUST

  Endeavor Series Trust (the "Fund") is a diversified, open-end management investment company, that offers a selection of managed investment portfolios, each with its own investment objective designed to meet different investment goals. There can be no assurance that these investment objectives will be achieved.

  This Prospectus describes the following nine portfolios currently offered by the Fund (the "Portfolios").

  . TCW Money Market Portfolio
  . TCW Managed Asset Allocation Portfolio
  . T. Rowe Price International Stock Portfolio
  . Value Equity Portfolio
  . Dreyfus Small Cap Value Portfolio
  . Dreyfus U.S. Government Securities Portfolio
  . T. Rowe Price Equity Income Portfolio
  . T. Rowe Price Growth Stock Portfolio
  . Opportunity Value Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Please read the Prospectus and retain it for future reference. Additional information contained in a Statement of Additional Information also dated November 4, 1996, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Fund at the address or telephone number set forth on the back cover of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.

                The date of this Prospectus is November 4, 1996.

                                    THE FUND

  Endeavor Series Trust is a diversified, open-end management investment company that offers a selection of managed investment portfolios. Each portfolio constitutes a separate mutual fund with its own investment objective and policies. The Fund consists of 10 portfolios and currently issues shares of nine portfolios. The Trustees of the Fund may establish additional portfolios at any time.

  Shares of the Portfolios are issued and redeemed at their net asset value without a sales load and currently are offered only to various separate accounts of PFL Life Insurance Company and certain of its affiliates ("PFL") to fund various insurance contracts, including variable life insurance policies (whether scheduled premium, flexible premium or single premium policies) or variable annuity contracts. These insurance contracts are hereinafter referred to as the "Contracts." The rights of PFL as the record holder for a separate account of shares of the Portfolios are different from the rights of the owner of a Contract. The terms "shareholder" or "shareholders" in this Prospectus refer to PFL and not to any Contract owner.

  The structure of the Fund permits Contract owners, within the limitations described in the appropriate Contract, to allocate the amounts held by PFL under the Contracts for investment in the various portfolios of the Fund. See the prospectus and other material accompanying this Prospectus for a description of the Contracts, which portfolios of the Fund are available to Contract owners, and the relationship between increases or decreases in the net asset value of shares of the portfolios (and any dividends and distributions on such shares) and the benefits provided under the Contracts.

  It is conceivable that in the future it may be disadvantageous for scheduled premium variable life insurance separate accounts, flexible and single premium variable life insurance separate accounts, and variable annuity separate accounts to invest simultaneously in the Fund due to tax or other considerations. The Trustees of the Fund intend to monitor events for the existence of any irreconcilable material conflict between or among such accounts, and PFL will take whatever remedial action may be necessary.

INVESTMENT OBJECTIVES

  The Investment objectives of the Portfolios are as follows:

  TCW Money Market Portfolio (formerly, Money Market Portfolio)--seeks current income, preservation of capital and maintenance of liquidity through investment in short-term money market securities. The Portfolio's shares are neither insured by nor guaranteed by the U.S. government. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

  TCW Managed Asset Allocation Portfolio (formerly, Managed Asset Allocation Portfolio)--seeks high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

  T. Rowe Price International Stock Portfolio--seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

  Value Equity Portfolio (formerly, Quest for Value Equity Portfolio)-- seeks long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value oriented approach to investing.

  Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio)--seeks capital appreciation through investment in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Dreyfus U.S. Government Securities Portfolio (formerly, U.S. Goverment Securities Portfolio)--seeks as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  T. Rowe Price Equity Income Portfolio--seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

  T. Rowe Price Growth Stock Portfolio--seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies.

  Opportunity Value Portfolio--seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based upon the Portfolio Adviser's assessment of relative values.

                             FINANCIAL HIGHLIGHTS

  The following tables are based on a Portfolio share outstanding throughout each period and should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report dated December 31, 1995 and in the Fund's Semi-Annual Report dated June 30, 1996, each of which is incorporated by reference into the Statement of Additional Information. The information contained in the Fund's Annual Report has been audited by Ernst & Young LLP, independent auditors, whose report appears in the Annual Report. Additional information concerning the performance of the Fund is included in the Annual Report and in the Semi-Annual Report which may be obtained without charge by writing the Fund at the address on the back cover of this Prospectus.

TCW MONEY MARKET PORTFOLIO*

                          SIX MONTHS
                             ENDED      YEAR      YEAR      YEAR      YEAR     PERIOD
                            6/30/96    ENDED     ENDED     ENDED     ENDED     ENDED
                          (UNAUDITED) 12/31/95  12/31/94  12/31/93  12/31/92  12/31/91*
                          ----------- --------  --------  --------  --------  --------
Operating Performance:
 Net asset value,
  beginning of period...    $  1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            -------   --------  --------  --------  --------  --------
 Net investment income#.     0.0238     0.0540    0.0337    0.0218    0.0287    0.0377
                            -------   --------  --------  --------  --------  --------
 Distributions:
 Dividends from net
  investment income.....    (0.0238)   (0.0540)  (0.0336)  (0.0218)  (0.0287)  (0.0377)
 Distributions from net
  realized capital
  gains.................        --         --    (0.0001)      --        --        --
                            -------   --------  --------  --------  --------  --------
 Total distributions....    (0.0238)   (0.0540)  (0.0337)  (0.0218)  (0.0287)  (0.0377)
                            -------   --------  --------  --------  --------  --------
 Net asset value, end of
  period................    $  1.00   $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                            =======   ========  ========  ========  ========  ========
 Total return++.........       2.41%      5.54%     3.41%     2.19%     2.90%     3.84%
                            =======   ========  ========  ========  ========  ========
Ratios to average net
 assets/
 supplemental data:
 Net assets, end of
  period
  (in 000's)............    $31,241   $ 27,551  $ 20,766  $ 12,836  $  4,527  $  1,907
 Ratio of net investment
  income to average net
  assets................       4.80%+     5.37%     3.58%     2.19%     2.84%     5.02%+
 Ratio of operating
  expenses to average
  net assets**..........       0.60%+     0.60%     0.85%     0.99%     0.91%     0.00%+

----------
  * Effective May 1, 1996, the name of the Money Market Portfolio was changed to TCW Money Market Portfolio. The Portfolio commenced operations on April 8, 1991.
 ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 were 1.23%, 2.37% and 8.48%, respectively.
  + Annualized.
 ++ Total return represents the aggregate total return for the periods indicated. The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
  # Net investment income/(loss) before fees waived and/or reimbursement of expenses by investment manager for the years ended December 31, 1993, December 31, 1992 and the period ended December 31, 1991 were $0.0195, $0.0140 and $(0.0259), respectively.

TCW MANAGED ASSET ALLOCATION PORTFOLIO*

                         SIX MONTHS
                            ENDED       YEAR       YEAR         YEAR        YEAR      PERIOD
                           6/30/96     ENDED       ENDED        ENDED       ENDED      ENDED
                         (UNAUDITED)  12/31/95  12/31/94+++  12/31/93+++ 12/31/92+++ 12/31/91*
                         -----------  --------  -----------  ----------- ----------- ---------
Operating Performance:
  Net asset value,
   beginning of period..  $  16.28    $  13.48   $  14.30      $ 12.31     $ 11.37    $10.00
                          --------    --------   --------      -------     -------    ------
  Net investment
   income#..............      0.12        0.33       0.28         0.23        0.24      0.10
  Net realized and
   unrealized
   gain/(loss) on
   investments..........      1.30        2.72      (1.03)        1.84        0.77      1.27
                          --------    --------   --------      -------     -------    ------
  Net
   increase/(decrease)
   in net assets from
   investment
   operations...........      1.42        3.05      (0.75)        2.07        1.01      1.37
  Dividends from net
   investment income....     (0.32)      (0.25)     (0.07)       (0.08)      (0.07)      --
                          --------    --------   --------      -------     -------    ------
  Net asset value, end
   of period............  $  17.38    $  16.28   $  13.48      $ 14.30     $ 12.31    $11.37
                          ========    ========   ========      =======     =======    ======
  Total return++........      8.69%      22.91%     (5.28)%      16.79%       9.01%    13.70%
                          ========    ========   ========      =======     =======    ======
Ratios to average net
 assets/supplemental
 data:
  Net assets, end of
   period (in 000's)....  $219,790    $198,876   $172,449      $96,657     $14,055    $4,247
  Ratio of net
   investment income to
   average net assets...      1.46%+      2.12%      2.03%        1.71%       2.11%     4.54%+
  Ratio of operating
   expenses to average
   net assets**.........      0.87%+      0.84%      0.90%        1.12%       1.18%     0.00%+
  Portfolio turnover
   rate.................        33%         93%        67%          67%         50%       61%
  Average commission
   rate (per share of
   security)(a).........  $ 0.0029         --         --           --          --        --

----------
  * Effective May 1, 1996, the name of the Managed Asset Allocation Portfolio was changed to TCW Managed Asset Allocation Portfolio. The Portfolio commenced operations on April 8, 1991.
 ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expense by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 1.73% and 5.18%, respectively.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.
  # Net investment income/(loss) before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $0.18 and $(0.01), respectively.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO*

                           SIX MONTHS
                             ENDED         YEAR      YEAR                               PERIOD
                            6/30/96       ENDED     ENDED     YEAR ENDED  YEAR ENDED     ENDED
                         (UNAUDITED)+++ 12/31/95## 12/31/94   12/31/93+++ 12/31/92+++  12/31/91*
                         -------------- ---------- --------   ----------- -----------  ---------
Operating Performance:
  Net asset value,
   beginning of period..    $  12.19     $ 11.31   $ 11.99      $ 10.12     $10.52      $10.00
                            --------     -------   -------      -------     ------      ------
  Net investment
   income/(loss)#.......        0.09        0.09     (0.02)       (0.04)      0.00***     0.06
  Net realized and
   unrealized
   gain/(loss) on
   investments..........        1.06        1.06     (0.66)        1.91      (0.38)       0.46
                            --------     -------   -------      -------     ------      ------
  Net
   increase/(decrease)
   in net assets from
   investment
   operations...........        1.15        1.15     (0.68)        1.87      (0.38)       0.52
                            --------     -------   -------      -------     ------      ------
  Distributions:
  Dividends from net
   investment income....       (0.09)        --        --           --       (0.02)        --
  Distributions from net
   realized gains.......        0.00***    (0.27)      --           --         --          --
                            --------     -------   -------      -------     ------      ------
  Total distributions...       (0.09)      (0.27)      --           --       (0.02)        --
                            --------     -------   -------      -------     ------      ------
  Net asset value, end
   of period............    $  13.25     $ 12.19   $ 11.31      $ 11.99     $10.12      $10.52
                            ========     =======   =======      =======     ======      ======
  Total return++........        9.45%      10.37%    (5.67)%      18.48%     (3.61)%      5.20%
                            ========     =======   =======      =======     ======      ======
Ratios to average net
 assets/supplemental
 data:
  Net assets, end of
   period (in 000's)....    $115,036     $92,352   $84,102      $52,777     $6,305      $3,200
  Ratio of net
   investment
   income/(loss) to
   average net assets...        1.34%+      0.81%    (0.16)%      (0.31)%     0.01%       3.18%+
  Ratio of operating
   expenses to average
   net assets**.........        1.21%+      1.15%     1.16%        1.52%      1.43%       0.00%+
  Portfolio turnover
   rate.................           7%        111%       88%          37%        34%          0%
  Average commission
   rate (per share of
   security)(a).........    $ 0.0014         --        --           --         --          --

----------
  * Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the investment objective was changed from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies). The Portfolio commenced operations on April 8, 1991.
 ** Annualized operating expense ratios before waiver of fees and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were 2.10% and 6.83%, respectively.
*** Amount represents less than $0.01 per share.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method does not accord with results of operations.
  # Net investment loss before fees waived and/or reimbursement of expenses by investment manager for the year ended December 31, 1992 and the period ended December 31, 1991 were $(0.07) and $(0.07), respectively.
 ## Rowe Price-Fleming International, Inc. became the Portfolio's Adviser effective January 3, 1995.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

VALUE EQUITY PORTFOLIO*

                                    SIX MONTHS     YEAR      YEAR       PERIOD
                                  ENDED 6/30/96   ENDED     ENDED       ENDED
                                  (UNAUDITED)+++ 12/31/95  12/31/94  12/31/93*+++
                                  -------------- --------  --------  ------------
Operating Performance:
  Net asset value, beginning of
    period.......................    $ 14.23     $ 10.69   $ 10.28     $ 10.00
                                     -------     -------   -------     -------
  Net investment income#.........       0.10        0.15      0.09        0.05
  Net realized and unrealized
    gain on investments..........       1.59        3.52      0.33        0.23
                                     -------     -------   -------     -------
  Net increase in net assets from
    investment operations........       1.69        3.67      0.42        0.28
                                     -------     -------   -------     -------
  Distributions:
  Dividends from net investment
    income.......................      (0.13)      (0.09)    (0.01)        --
  Distributions from net realized
    gains........................      (0.24)      (0.04)      --          --
                                     -------     -------   -------     -------
  Total distributions............      (0.37)      (0.13)    (0.01)        --
                                     -------     -------   -------     -------
  Net asset value, end of period.    $ 15.55     $ 14.23   $ 10.69     $ 10.28
                                     =======     =======   =======     =======
  Total return++.................      11.89%      34.59%     4.09%       2.80%
                                     =======     =======   =======     =======
Ratios to average net
  assets/supplemental data:
  Net assets, end of period (in
    000's).......................    $96,555     $68,630   $32,776     $11,178
  Ratio of net investment income
    to average net assets........       1.35%+      1.56%     1.31%       0.84%+
  Ratio of operating expenses to
    average net assets**.........       0.93%+      0.86%     1.02%       1.30%+
  Portfolio turnover rate........         20%         28%       56%          1%
  Average commission rate (per
    share of security)(a) .......    $0.0571         --        --          --

-----------
  * Effective May 1, 1996, the name of the Quest for Value Equity Portfolio was changed to Value Equity Portfolio. The Portfolio commenced operations on May 27, 1993.
 ** Annualized expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.
  # Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.00.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

DREYFUS SMALL CAP VALUE PORTFOLIO*

                                 SIX MONTHS     YEAR       YEAR        PERIOD
                               ENDED 6/30/96   ENDED       ENDED       ENDED
                               (UNAUDITED)+++ 12/31/95  12/31/94+++ 12/31/93*+++
                               -------------- --------  ----------- ------------
Operating Performance:
  Net asset value, beginning
    of period.................    $ 12.22     $ 10.98     $ 11.18     $ 10.00
                                  -------     -------     -------     -------
  Net investment income#......       0.08        0.15        0.10        0.22
  Net realized and unrealized
    gain/(loss) on
    investments...............       1.02        1.36       (0.30)       0.96
                                  -------     -------     -------     -------
  Net increase/(decrease) in
    net assets from investment
    operations................       1.10        1.51       (0.20)       1.18
                                  -------     -------     -------     -------
  Distributions:
  Dividends from net
    investment income.........      (0.14)      (0.10)        --          --
  Distributions from net
    realized gains............      (0.46)      (0.17)        --          --
                                  -------     -------     -------     -------
  Total distributions.........      (0.60)      (0.27)        --          --
                                  -------     -------     -------     -------
  Net asset value, end of
    period....................    $ 12.72     $ 12.22     $ 10.98     $ 11.18
                                  =======     =======     =======     =======
  Total return++..............       8.78%      14.05%      (1.79)%     11.80%
                                  =======     =======     =======     =======
Ratios to average net
  assets/supplemental data:
  Net assets, end of period
    (in 000's)................    $67,940     $52,597     $35,966     $12,699
  Ratio of net investment
    income to average net
    assets....................       1.22%+      1.56%       0.89%       3.98%+
  Ratio of operating expenses
    to average net assets**...       0.95%+      0.87%       1.03%       1.30%+
  Portfolio turnover rate.....         38%         75%         77%         41%
  Average commission rate (per
    share of security)(a).....    $0.0492         --          --          --

-----------
  * Effective October 29, 1996, the name of the Value Small Cap Portfolio was changed to Dreyfus Small Cap Value Portfolio. On May 1, 1996, the name of the Quest for Value Small Cap Portfolio was changed to Value Small Cap Portfolio. The Portfolio commenced operations on May 4, 1993.
 ** Annualized operating expense ratio before waiver of fees by investment manager for the period ended December 31, 1993 was 2.10%.
  + Annualized.
 ++ Total return represents aggregate total return for the periods indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.
  # Net investment income before fees waived by investment manager for the period ended December 31, 1993 was $0.18.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO*

                                             SIX MONTHS     YEAR       PERIOD
                                           ENDED 6/30/96   ENDED       ENDED
                                           (UNAUDITED)+++ 12/31/95  12/31/94*+++
                                           -------------- --------  ------------
Operating Performance:
  Net asset value, beginning of period....    $ 11.39     $  9.96      $10.00
                                              -------     -------      ------
  Net investment income#..................       0.30        0.30        0.24
  Net realized and unrealized gain/(loss)
    on investments........................      (0.60)       1.25       (0.28)
                                              -------     -------      ------
  Net increase/(decrease) in net assets
    resulting from investment operations..      (0.30)       1.55       (0.04)
                                              -------     -------      ------
Distributions:
  Dividends from net investment income....      (0.22)      (0.12)        --
  Distributions from net realized gains...      (0.12)        --          --
                                              -------     -------      ------
  Total distributions.....................      (0.34)      (0.12)        --
                                              -------     -------      ------
  Net asset value, end of period..........    $ 10.75     $ 11.39      $ 9.96
                                              =======     =======      ======
  Total return++..........................      (2.54)%     15.64%      (0.40)%
                                              =======     =======      ======
Ratios to average net assets/supplemental
  data:
  Net assets, end of period (in 000's)....    $19,569     $12,718      $3,505
  Ratio of net investment income to
    average net assets....................       5.53%+      5.58%       4.14%+
  Ratio of operating expenses to average
    net assets**..........................       0.80%+      0.84%       0.78%+
  Portfolio turnover rate.................        143%        161%        100%

-----------
  * Effective May 1, 1996, the name of the U.S. Government Securities Portfolio was changed to Dreyfus U.S. Government Securities Portfolio. The Portfolio commenced operations on May 13, 1994.
 ** Annualized operating expense ratio before waiver of fees and reimbursement of expenses by investment manager for the period ended December 31, 1994 was 1.83%.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for this period since use of the undistributed method did not accord with results of operations.
  # Net investment income before fees waived and reimbursement of expenses by investment manager for the period ended December 31, 1994 was $0.18.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

                                                      SIX MONTHS
                                                        ENDED          YEAR
                                                       6/30/96        ENDED
                                                    (UNAUDITED)+++ 12/31/95*+++
                                                    -------------- ------------
Operating performance:
  Net asset value, beginning of year...............    $ 13.05       $ 10.00
                                                       -------       -------
  Net investment income............................       0.20          0.34
  Net realized and unrealized gain on investments..       0.82          2.71
                                                       -------       -------
  Net increase in net assets resulting from
    investment operations..........................       1.02          3.05
                                                       -------       -------
  Distributions:
  Dividends from net investment income.............      (0.10)          --
  Distribution from net realized gains.............      (0.04)          --
                                                       -------       -------
  Total distributions..............................      (0.14)          --
                                                       -------       -------
  Net asset value, end of year.....................    $ 13.93       $ 13.05
                                                       =======       =======
  Total return++...................................       7.81%        30.50%
                                                       =======       =======
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)...............    $45,764       $21,910
  Ratio of net investment income to average net
    assets.........................................       2.96%+        3.24%+
  Ratio of operating expenses to average net
    assets.........................................       1.03%+        1.15%+
  Portfolio turnover rate..........................          9%           16%
  Average commission rate (per share of
    security)(a)...................................    $0.0278           --

-----------
  * The Portfolio commenced operations on January 3, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

T. ROWE PRICE GROWTH STOCK PORTFOLIO

                                                      SIX MONTHS
                                                        ENDED          YEAR
                                                       6/30/96        ENDED
                                                    (UNAUDITED)+++ 12/31/95*+++
                                                    -------------- ------------
Operating performance:
  Net asset value, beginning of year...............    $ 13.72       $ 10.00
                                                       -------       -------
  Net investment income............................       0.09          0.08
  Net realized and unrealized gain on investments..       1.00          3.64
                                                       -------       -------
  Net increase in net assets resulting from
    investment operations..........................       1.09          3.72
                                                       -------       -------
Distributions:
  Dividends from net investment income.............      (0.01)          --
  Distributions from net realized gains............      (0.24)          --
                                                       -------       -------
  Total distributions..............................      (0.25)          --
                                                       -------       -------
  Net asset value, end of year.....................    $ 14.56       $ 13.72
                                                       =======       =======
  Total return++...................................       7.94%        37.20%
                                                       =======       =======
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)...............    $39,539       $21,651
  Ratio of net investment income to average net
    assets.........................................       1.24%+        0.69%+
  Ratio of operating expenses to average net
    assets.........................................       1.07%+        1.26%+
  Portfolio turnover rate..........................         31%           64%
  Average commission rate (per share of
    security)(a)...................................    $0.0387           --

-----------
  * The Portfolio commenced operations on January 3, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period indicated.
    The total return of the Portfolio does not reflect the charges against the separate accounts of PFL or the Contracts.
+++ Per share amounts have been calculated using the monthly average share method which more appropriately presents the per share data for the period since use of the undistributed method did not accord with results of operations.
(a) Average commission rate paid per share of securities purchased and sold by the Portfolio.

                            ----------------------

  Endeavor Investment Advisers (the "Manager") has agreed, until terminated by the Manager, to assume expenses of the Portfolios that exceed the rates stated below. This has the effect of lowering each Portfolio's expense ratio and of increasing returns otherwise available to investors at the time such amounts are assumed. While this arrangement is in effect, the Manager pays all expenses of the Portfolios to the extent they exceed the following percentages of a Portfolio's average net assets: TCW Money Market--.99%, TCW Managed Asset Allocation--1.25%, T. Rowe Price International Stock--1.53%, Value Equity-- 1.30%, Dreyfus Small Cap Value--1.30%, Dreyfus U.S. Government Securities-- 1.00%, T. Rowe Price Equity Income--1.30%, T. Rowe Price Growth Stock--1.30% and Opportunity Value--1.30%.

  The offering of shares of the Opportunity Value Portfolio is expected to commence on or about the date of the Prospectus. Accordingly, no comparable data is available for shares of this Portfolio.

                       INVESTMENT OBJECTIVES AND POLICIES

  The following is a brief description of the investment objectives and policies of the Portfolios. The investment objective and the policies of each Portfolio other than those listed under the caption "Investment Restrictions" in the Statement of Additional Information are not fundamental policies and may be changed by the Trustees of the Fund without the approval of shareholders. Certain portfolio investments and techniques discussed below are described in greater detail in the Statement of Additional Information. Due to the uncertainty inherent in all investments, there can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

TCW MONEY MARKET PORTFOLIO

  The investment objective of the TCW Money Market Portfolio (formerly known as the Money Market Portfolio) is to provide current income, preservation of capital and liquidity through investment in short-term money market securities.

  The Portfolio seeks to maintain a constant net asset value of $1.00 per share. If the Trustees believe that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to shareholders, they will take such steps as they consider appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity, shortening the average maturity of the Portfolio, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Portfolio's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.

  The Portfolio expects to invest in the following types of money market securities:

  . securities issued or guaranteed as to principal and interest by the U.S.
    government or by its agencies or instrumentalities ("U.S. government securities");

  . certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies in the United States and their subsidiaries;

  . U.S. dollar denominated obligations ("Eurodollar obligations") of bank holding companies in the United States, their subsidiaries and their foreign branches or of the International Bank for Reconstruction and Development (also known as the World Bank);

  . commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by U.S. and foreign corporations; and

  . repurchase agreements (see "Investment Strategies").

  Investment Criteria. With respect to investments in money market securities, in accordance with applicable regulations of the Securities and Exchange Commission, the Portfolio will:

  . invest only in high quality money market instruments that present minimal credit risks;

  . invest only in money market instruments with remaining or implied maturities of thirteen months or less; and

  . maintain an average dollar weighted maturity of the Portfolio's investments of 90 days or less.

  The Portfolio will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by nationally recognized statistical rating organizations ("NRSROs") such as "A-1" by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") or "Prime-1" by Moody's Investors Service, Inc. ("Moody's"), or if not rated, determined to be of comparable quality; provided, that up to 5% of the Portfolio's total assets may be invested in instruments assigned the second highest quality ratings such as "A-2" or "Prime-2", or if not rated, determined to be of comparable quality. For a description of the NRSROs and their ratings, see the Appendix attached to the Statement of Additional Information.

  The Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided, that this limitation does not apply to U.S. government securities or to repurchase agreements secured by such securities and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality ratings by NRSROs, or if not rated, have been determined to be of comparable quality. With respect to U.S. government securities, the Portfolio will not invest more than 55% of its assets in securities issued or guaranteed by the U.S. Treasury or any single U.S. government agency or instrumentality. See "Investment Restrictions" in the Statement of Additional Information for a further description of the Portfolio's investment criteria.

  U.S. Government Securities. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and instrumentalities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

  Other Money Market Securities. Other money market securities in which the Portfolio may invest include U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the United States, their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

  Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed but unpaid commitments of its member countries. There can be no assurance that these commitments will be undertaken or complied with in the future.

  The other money market securities in which the Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations the Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that the Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the Portfolio will be regarded as illiquid.

  Other money market securities in which the Portfolio may invest also include bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security. See "Investment Restrictions" in the Statement of Additional Information.

  Foreign Securities. The Portfolio may invest up to 10% of its total assets in the securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  The Portfolio may employ certain investment strategies which are described under the caption "Investment Strategies" below and in the Statement of Additional Information.

TCW MANAGED ASSET ALLOCATION PORTFOLIO

  The investment objective of the TCW Managed Asset Allocation Portfolio (formerly known as the Managed Asset Allocation Portfolio) is to provide high total return through a managed asset allocation portfolio of equity, fixed income and money market securities. The Portfolio seeks to achieve its objective by investing primarily in securities issued by United States companies.

  The composition of the Portfolio's investments will be based on the determination by the Portfolio's Adviser (as hereinafter defined) of the appropriate weighting for each asset class and will be adjusted periodically. In making adjustments to the asset allocation, the Portfolio's Adviser will use its asset allocation model and will integrate its view of the expected returns for each asset class, conditions in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions.

  The asset class weightings may theoretically range from 0% to 100%, although the Portfolio's Adviser expects these extremes to be reached rarely, if at all, for any class. The Portfolio will be "rebalanced" or checked for possible reallocation monthly or more often if market conditions demand. The Portfolio's Adviser generally expects the number of asset shifts between asset classes to occur approximately three or four times per year.

  The equity portion of the Portfolio will be invested in a diversified selection of equity securities of established companies in sound financial condition. The equity securities in which the Portfolio will be invested may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks and warrants. The Portfolio's Adviser will strive to achieve total returns from dividends and capital gains in excess of those from broadly-based stock market indices, but will not incur excessive risk of loss to do so.

  The fixed income portion of the Portfolio will be invested in taxable securities including securities issued or guaranteed by the U.S. government and its agencies or instrumentalities, collateralized mortgage obligations that are issued or guaranteed by the U.S. government or instrumentalities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality and high grade corporate and mortgage-backed bonds with maturities typically ranging from 2 to 30 years. The weighted average maturity of such investments will generally range from 3 to 10 years and securities will, at time of purchase, have ratings within the four highest rating categories established by Moody's, Standard & Poor's, or a similar NRSRO or if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  Mortgage-backed bonds have yield and maturity characteristics corresponding to the underlying mortgage loans. Thus, for example, unlike other bonds, which pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on mortgage-backed bonds include both interest and a partial repayment of principal. Fluctuating prepayments of principal may result from the refinancing or foreclosure of the underlying mortgage loans. Although maturities of the underlying mortgage loans range up to 30 years, such prepayments may shorten the effective maturities. Because of the prepayment feature, mortgage-backed bonds may be less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the need to reinvest repayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, mortgage-backed bonds may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

  Foreign Securities. The Portfolio may invest up to 10% of its total assets in equity securities (payable in U.S. dollars) of foreign issuers in developed countries. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  The cash portion of the Portfolio will be invested in the same portfolio securities that are eligible for investment by the TCW Money Market Portfolio described above. The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

  The T. Rowe Price International Stock Portfolio was formerly known as the Global Growth Portfolio. Effective March 24, 1995, the name of the Global Growth Portfolio was changed to T. Rowe Price International Stock Portfolio and the Portfolio's investment objective was changed from seeking long-term capital appreciation through a policy of investing in small capitalization common stocks and their convertible equivalents on a global basis to the investment objective and policies set forth below.

  The investment objective of the T. Rowe Price International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established non-U.S. companies

  Over the last 30 years, many foreign economies have grown faster than the United States' economy, and the return from equity investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance between international equity markets over this period. Although there can be no assurance that these conditions will continue, the Portfolio's Adviser, within the framework of diversification, seeks to identify and invest in companies participating in the faster growing foreign economies and markets. The Adviser believes that investment in foreign securities offers significant potential for long-term capital appreciation and an opportunity to achieve investment diversification.

  The Adviser intends to invest substantially all of the Portfolio's assets outside the United States and diversify investments broadly among countries throughout the world--developed, newly industrialized and emerging--by having at least five different countries represented in the Portfolio. The Portfolio may invest in countries of the Far East and Europe as well as South Africa, Australia, Canada, and other areas (including developing countries). Further, not more than 20% of the Portfolio's net asset value will be invested in securities of issuers located in any one country with the exception of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany (where the investment limitation is 35%). In addition, the Adviser will consider factors applicable to United States investors in making investment decisions for the Portfolio.

  In seeking its objective, the Portfolio invests primarily in common stocks of established foreign companies which have, in the Adviser's opinion, the potential for growth of capital. However, the Portfolio may also invest in a variety of other equity related securities such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the Portfolio's investment objective and program. The Portfolio may also invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Portfolio's investment in these funds is subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium of their net asset value. Under normal conditions, the Portfolio's investments in securities other than common stocks is limited to no more than 35% of its total assets.

  In determining the appropriate distribution of investments among various countries and geographic regions, the Portfolio's Adviser ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors.

  In analyzing companies for investment, the Adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the Portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

  In the event that future economic or financial conditions abroad adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities, investment-grade debt obligations of U.S. companies and high quality (within the two highest rating categories assigned by a NRSRO) short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The international objectives of the Portfolio allow investors an opportunity to achieve potentially higher returns, reflecting participation in countries and economies with higher growth rates than those available domestically. However, foreign investments involve certain risks that are not present in domestic securities. Because the Portfolio intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income. In addition, although a portion of the Portfolio's investment income may be received or realized in such currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Portfolio's income has been earned and computed in U.S. dollars but before conversion and payment, the Portfolio could be required to liquidate portfolio securities to make such distributions.

  The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the values of foreign fixed income investments will fluctuate in response to changes in U.S. and foreign interest rates.

  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the

Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences may include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Portfolio. In less liquid and well developed stock markets, such as those in some Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices.

  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. Consequently, the overall expense ratios of international funds are usually somewhat higher than those of typical domestic stock funds.

  In addition, the economies, markets and political structures of a number of the countries in which the Portfolio can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures (for example, Japan, southeast Asia and Latin America). Some countries, particularly in Latin America, are grappling with severe inflation and high levels of national debt. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

  Certain portfolio countries have histories of instability and upheaval (Latin America) and internal politics that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Any such actions, for example, nationalizing an industry or company, could have a severe and adverse effect on security prices and impair the Portfolio's ability to repatriate capital or income. The Portfolio's Adviser will not invest the Portfolio's assets in countries where it believes such events are likely to occur.

  Income received by the Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the

United States may reduce or eliminate such taxes. The Portfolio's Adviser will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. Any such taxes paid by the Portfolio will reduce its net income available for distribution to shareholders.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

VALUE EQUITY PORTFOLIO

  The investment objective of the Value Equity Portfolio (formerly known as the Quest for Value Equity Portolio) is long term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

  It is the Portfolio Adviser's intention to invest in securities which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship.

  Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in common stocks or securities convertible into common stocks. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities listed on other domestic securities exchanges or traded in the domestic over-the-counter market and foreign securities that are listed on a domestic or foreign securities exchange, traded in the domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

  In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality short-term debt securities (with remaining maturities of one year or less) including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities.

These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Objective and Policies--Lower Rated Bonds" in the Statement of Additional Information.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

DREYFUS SMALL CAP VALUE PORTFOLIO

  The investment objective of the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that as the Quest for Value Small Cap Portfolio) is to seek capital appreciation through investments in a diversified portfolio of equity securities of companies with a median market capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Small-capitalization companies are often under-priced for the following reasons: (i) institutional investors, which currently represent a majority of the trading volume in the shares of publicly-traded companies, are often less interested in such companies because in order to acquire an equity position that is large enough to be meaningful to an institutional investor, such an investor may be required to buy a large percentage of the company's outstanding equity securities and (ii) such companies may not be regularly researched by stock analysts, thereby resulting in greater discrepancies in valuation.

  The Portfolio will invest in equity securities of domestic and foreign (up to 5% of its total assets) issuers which would be characterized as "value" companies according to criteria established by the Portfolio's Adviser. To manage the Portfolio, the Portfolio's Adviser classifies issuers as "growth" or "value" companies. In general, the Portfolio's Adviser believes that companies with relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price should be classified as value companies. Alternatively, companies which have above average earnings or sales growth and retention of earnings and command higher price to earnings ratios fit the more classic growth description.

  While seeking desirable equity investments, the Portfolio may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in money market instruments. However, when the Portfolio's Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest all of its assets in money market instruments.

  Equity securities consist of common stocks, preferred stocks and securities convertible into common stocks. Securities purchased by the Portfolio will be traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and will also include options, warrants, bonds, notes and debentures which are convertible into or exchangeable for, or which grant a right to purchase or sell, such securities. In addition, the Portfolio may purchase securities issued by closed-end investment companies and foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depositary Receipts.

  The Portfolio is expected to have greater risk exposure and reward potential than a fund which invests primarily in larger-capitalization companies. The trading volumes of securities of smaller-capitalization companies are normally less than those of larger-capitalization companies. This often translates into greater price swings, both upward and downward. Since trading volumes are lower, new demand for the securities of such companies could result in disproportionately large increases in the price of such securities. The waiting period for the achievement of an investor's objectives might be longer since these securities are not closely monitored by research analysts and, thus, it takes more time for investors to become aware of fundamental changes or other factors which have motivated the Portfolio's purchase. Small-capitalization companies often achieve higher growth rates and experience higher failure rates than do larger-capitalization companies.

  The Portfolio may invest in certain foreign securities which may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO

  The investment objective of the Dreyfus U.S. Government Securities Portfolio (formerly known as the U.S. Government Securities Portfolio) is to seek as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities").

  The Portfolio expects to invest in the following types of U.S. Government
Securities:

  . U.S. Treasury obligations;

  . obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

  . mortgage-backed securities guaranteed by the Government National
    Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

  . mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

  . collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. government.

  Mortgage-Backed Securities. The mortgage-backed securities in which the Portfolio invests represent participation interests in pools of mortgage loans which are guaranteed by agencies or instrumentalities of the U.S. government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the Portfolio and not the purchase of shares of the Portfolio.

  Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide for monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

  The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

  Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Portfolio of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

  Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes.

  Stripped Mortgage-Backed Securities. The Portfolio may also invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The Portfolio will only invest in SMBS whose mortgage assets are U.S. Government Securities.

  A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories. The Portfolio may invest not more than 5% of its total assets in CMOs deemed by its Adviser to be complex, such as floating rate and inverse floating rate tranches and SMBS.

  Non-Mortgage Asset Backed Securities. The Portfolio may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

  Non-mortgage backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

  The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset backed securities, credit card receivables are unsecured obligations of the card holder.

  U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds which principally differ in their interest rates, maturities and times of issuance. Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or
(iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law. The Portfolio will not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. government agency or instrumentality.

  Corporate and Other Obligations. In seeking to obtain its investment objective, the Portfolio may also invest in a broad range of debt securities, other than U.S. Government Securities, with varying maturities such as corporate convertible and non-convertible debt obligations such as fixed and variable rate bonds. The weighted average maturity of such investments will generally range from 2 to 10 years. Debt securities may also include money market securities, including bank certificates of deposit and time deposits, bankers' acceptances, prime commercial paper, high-grade, short-term corporate obligations, and repurchase agreements with respect to these instruments.

  Investment-grade debt securities are securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, and unrated securities that are of equivalent quality in the opinion of the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  Lower-Rated Securities. The Portfolio may also invest a portion of its assets, not to exceed 25%, in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"), so long as they are consistent with the Portfolio's objective of seeking as high a level of total return as is consistent with prudent investment strategies. Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. The Portfolio's Adviser anticipates that a substantial portion of the Portfolio's lower-rated securities will be in the higher end of these ratings.

  Lower-rated and comparable unrated securities (collectively referred to in this discussion as "lower-rated securities") will likely have some quality and protective characteristics that, in the judgment of the rating organization, are out-weighed by large uncertainties or major risk exposures to adverse conditions; and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

  While the market values of lower-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower-rated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated securities generally present a higher degree of credit risk. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower-rated securities may diminish the Portfolio's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. For additional information about the possible risks of investing in junk bonds, see "Investment Objectives and Policies--Lower-Rated Bonds" in the Statement of Additional Information.

  Foreign Securities. The Portfolio may invest up to 15% of its total assets in debt securities, including securities denominated in foreign currencies of foreign issuers (including foreign governments) in developed countries and emerging markets. Because the Portfolio may invest in foreign securities, investment in the Portfolio involves investment risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Such risks may include adverse future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the Portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the Portfolio. There may also be less publicly available information about a foreign issuer than about a domestic issuer and foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  The considerations described above generally are more of a concern in developing countries inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Portfolio seeks to mitigate the risks associated with these considerations through diversification and active portfolio management.

  The Portfolio may invest up to 35% of its assets in U.S. dollar-denominated obligations issued by foreign branches of domestic banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations).

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE EQUITY INCOME PORTFOLIO

  The investment objective of the T. Rowe Price Equity Income Portfolio is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies. In pursuing its objective, the Portfolio emphasizes companies with favorable prospects for increasing dividend income, and secondarily, capital appreciation. Over time, the income component (dividends and interest earned) of the Portfolio's investments is expected to be a significant contributor to the Portfolio's total return. The Portfolio's yield is expected to be significantly above that of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Total return will consist primarily of dividend income and secondarily of capital appreciation (or depreciation).

  The investment program of the Portfolio is based on several premises. First, the Portfolio's Adviser believes that, over time, dividend income can account for a significant component of the total return from equity investments. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Portfolio's Adviser believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

  To achieve its objective, the Portfolio, under normal circumstances, will invest at least 65% of its total assets in income-producing common stocks, whose prospects for dividend growth and capital appreciation are considered favorable by its Adviser. To enhance capital appreciation potential, the Portfolio also uses a "value" approach and invests in stocks and other securities its Adviser believes are temporarily undervalued by various measures, such as price/earnings ratios. The Portfolio's investments will generally be made in companies which share some of the following characteristics:

  . established operating histories;

  . above-average current dividend yields relative to the S&P 500;

  . low price/earnings ratios relative to the S&P 500;

  . sound balance sheets and other financial characteristics; and

  . low stock price relative to company's underlying value as measured by assets, earnings, cash flow or business franchises.

  Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objective and program.

  In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The Portfolio may invest up to 25% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may invest in debt securities of any type including municipal securities, without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the Portfolio. The price of a bond fluctuates with changes in interest rates, rising when interest rates fall and falling when interest rates rise. The Portfolio, however, will not invest more than 10% of its total assets in securities rated below Baa by Moody's or BBB by Standard & Poor's (commonly known as "junk bonds"). Such securities may include bonds rated as low as C by Moody's and by Standard & Poor's. See the Appendix to the Statement of Additional Information. Investments in non-investment grade securities entail certain risks which are discussed in the above section of this Prospectus describing the Dreyfus U.S. Government Securities Portfolio under the heading "Lower-Rated Securities."

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

T. ROWE PRICE GROWTH STOCK PORTFOLIO

  The investment objectives of the T. Rowe Price Growth Stock Portfolio are to seek long-term growth of capital and to increase dividend income through investment primarily in common stocks of well-established growth companies. A growth company is defined by the Portfolio's Adviser as one which: (1) has demonstrated historical growth of earnings faster than the growth of inflation and the economy in general; and (2) has indications of being able to continue this growth pattern in the future. Total return will consist primarily of capital appreciation or depreciation and secondarily of dividend income.

  More than fifty years ago, Thomas Rowe Price pioneered the Growth Stock Theory of Investing. It is based on the premise that inflation represents a more serious, long-term threat to an investor's portfolio than stock market fluctuations or recessions. Mr. Price believed that when a company's earnings grow faster than both inflation and the economy in general, the market will eventually reward its long-term earnings growth with a higher stock price. In addition, the company should be able to raise its dividend in line with its growth in earnings.

  Although corporate earnings can be expected to be lower during periods of recession, it is the Portfolio Adviser's opinion that, over the long term, the earnings of well-established growth companies will not be affected adversely by unfavorable economic conditions to the same extent as the earnings of more cyclical companies. However, investors should be aware that the Portfolio's share value may not always reflect the long-term earnings trend of growth companies.

  The Portfolio will invest primarily in the common stock of a diversified group of well-established growth companies. While current dividend income is not a prerequisite in the selection of a growth company, the companies in which the Portfolio will invest normally have a record of paying dividends and are generally expected to increase the amounts of such dividends in future years as earnings increase.

  Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio's investment objectives and program.

  In the event that future economic or financial conditions adversely affect equity securities, or stocks are considered overvalued, or the Portfolio's Adviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, the Portfolio may invest part or all of its assets in U.S. government securities and high quality (within the two highest rating categories assigned by a NRSRO) U.S. and foreign dollar-denominated money market securities including certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements.

  The Portfolio may invest up to 30% of its total assets in foreign securities. These include non-dollar denominated securities traded outside the U.S. and dollar denominated securities traded in the U.S. (such as American Depositary Receipts). Such investments increase a portfolio's diversification and may enhance return, but they may represent a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

OPPORTUNITY VALUE PORTFOLIO

  The investment objective of the Opportunity Value Portfolio is to achieve growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Portfolio Adviser's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be securities of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Adviser's intention to invest in securities of companies which in its opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange. In addition, it may also purchase securities of companies, including companies with small market capitalizations, listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts listed on a domestic securities exchange or traded in domestic or foreign over-the-counter markets.

  Investing in foreign securities may present a greater degree of risk than investing in domestic securities. These risks are discussed in the above section of this Prospectus describing the T. Rowe Price International Stock Portfolio. Investing in the securities of small capitalization companies involves greater risk exposure and reward potential than investments in larger capitalization companies. These risks are discussed in the above section of this Prospectus describing the Dreyfus Small Cap Value Portfolio.

  Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Portfolio's Adviser deems it advisable in order to preserve capital. The Portfolio's debt securities may also include mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities and collateralized mortgage obligations that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality.

  The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions.

  Investment grade securities will, at the time of purchase, have ratings within the four highest rating categories established by Moody's,

Standard & Poor's, or a similar NRSRO or, if not rated, be of comparable quality as determined by the Portfolio's Adviser. The NRSROs' descriptions of these bond ratings are set forth in the Appendix to the Statement of Additional Information. Securities rated in the fourth highest category may have speculative characteristics; changes in economic or business conditions are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. Like the three highest grades, however, these securities are considered investment grade.

  It is the present intention of the Portfolio's Adviser to invest no more than 5% of the Portfolio's net assets in bonds rated below Baa3 by Moody's or BBB by Standard & Poor's (commonly knows as "junk bonds"). In the event that the Portfolio's Adviser intends in the future to invest more than 5% of the Portfolio's net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. For information about the possible risks of investing in junk bonds see "Investment Objectives and Policies-- Lower Rated Bonds" in the Statement of Additional Information.

  The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Portfolio Adviser's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. Although there is neither a minimum nor maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above, it is anticipated that most of the time the majority of the Portfolio's assets will be invested in common stocks.

  The Portfolio may employ certain investment strategies which are discussed under the caption "Investment Strategies" below and in the Statement of Additional Information.

INVESTMENT STRATEGIES

  In addition to making investments directly in securities, the Portfolios (other than the TCW Money Market Portfolio) may write covered call and put options and hedge their investments by purchasing options and engaging in transactions in futures contracts and related options. The Adviser to the TCW Managed Asset Allocation Portfolio does not presently intend to utilize futures contracts and related options but may do so in the future. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Growth Portfolio do not currently intend to write covered call and put options or engage in transactions in futures contracts and related options, but may do so in the future. The T. Rowe Price International Stock, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and

Opportunity Value Portfolios may engage in foreign currency exchange transactions to protect against changes in future exchange rates. All Portfolios except the TCW Money Market Portfolio may invest in American Depositary Receipts and European Depositary Receipts. All Portfolios may enter into repurchase agreements, may make forward commitments to purchase securities, lend their portfolio securities and borrow funds under certain limited circumstances. The T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Dreyfus U.S. Government Securities Portfolios may invest in hybrid instruments. The investment strategies referred to above and the risks related to them are summarized below and certain of these strategies are described in more detail in the Statement of Additional Information.

  Options and Futures Transactions. A Portfolio (other than the TCW Money Market Portfolio) may seek to increase the current return on its investments by writing covered call or covered put options. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio have no present intention to engage in this strategy, but may do so in the future.

  In addition, a Portfolio (other than the TCW Money Market Portfolio) may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options on securities and any index of securities in which the Portfolio may invest and the purchase and sale of futures contracts and related options. The Advisers to the TCW Managed Asset Allocation, Dreyfus Small Cap Value and Opportunity Value Portfolios have no present intention to use this strategy, but may do so in the future.

  The Adviser to the Dreyfus U.S. Government Securities Portfolio does not presently intend to purchase or sell call or put options but may enter into interest rate futures contracts and write and purchase put and call options on such futures contracts. The Portfolio may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contracts might be accomplished more easily and quickly. For example, if the Portfolio holds long-term U.S. Government Securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined, the value of the Portfolio's futures contracts would increase, thereby protecting the Portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Portfolio might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

  A Portfolio (other than the TCW Money Market Portfolio) also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option.

  The Dreyfus U.S. Government Securities Portfolio may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the Portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

  A Portfolio may not purchase futures contracts or related options if, immediately thereafter, more than 33 1/3% (25% for the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and the T. Rowe Price International Stock Portfolio) of the Portfolio's total assets would be so invested.

  The Portfolios' Advisers generally expect that options and futures transactions for the Portfolios will be conducted on securities and other exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. There can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the prices of the securities that are being hedged. Expenses and losses incurred as a result of these hedging strategies will reduce the Portfolio's current return.

  Foreign Currency Transactions. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Opportunity Value Portfolios may purchase foreign currency on a spot (or cash) basis, enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"), purchase and sell foreign currency futures contracts, and purchase exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Adviser to a Portfolio may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

  Hedging transactions involve costs and may result in losses. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock,
T. Rowe Price International Stock and Opportunity Value Portfolios may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

  Interest Rate Transactions. In order to attempt to protect the value of its portfolio from interest rate fluctuations, the Dreyfus U.S. Government Securities Portfolio may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio expects to enter into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. The Portfolio will not sell interest rate caps or floors that it does not own.

  The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities and accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any interest rate swap, cap or floor transactions unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such a securities transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

  Dollar Roll Transactions. The Dreyfus U.S. Government Securities Portfolio may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

  Reverse Repurchase Agreements. Each Portfolio is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For the purposes of the 1940 Act it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

  Borrowings. A Portfolio other than the Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Opportunity Value Portfolios may borrow money for temporary purposes in amounts up to 5% of its total assets. The Dreyfus U.S. Government Securities Portfolio may borrow from banks and enter into reverse repurchase agreements or dollar rolls transactions in an amount equal to up to 33 1/3% of the value of its net assets (computed at the time the loan is made) to take advantage of investment opportunities and for temporary, extraordinary or emergency purposes. The Dreyfus U.S. Government Securities Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings.

  The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may borrow money as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Portfolio's investment objective and program in an amount up to 33 1/3% of the Portfolio's net assets. Each Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. These Portfolios may not purchase additional securities when borrowings exceed 5% of total assets.

  The Opportunity Value Portfolio may borrow money from banks as a temporary measure for extraordinary or emergency purposes in amounts up to 10% of its total assets. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

  As a matter of operating policy, each of the Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios will limit all borrowings to no more than 25% of such Portfolio's net assets.

  American and European Depositary Receipts. All Portfolios except the TCW Money Market Portfolio may purchase foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other securities convertible into securities of corporations in which the Portfolios are permitted to invest pursuant to their respective investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

  Repurchase Agreements. All Portfolios may enter into repurchase agreements with a bank, broker-dealer or other financial institution as a means of earning a fixed rate of return on its cash reserves for periods as short as overnight. A repurchase agreement is a contract pursuant to which a Portfolio, against receipt of securities of at least equal value including accrued interest, agrees to advance a specified sum to the financial institution which agrees to reacquire the securities at a mutually agreed upon time (usually one day) and price. Each repurchase agreement entered into by a Portfolio will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest. The Portfolio's right to liquidate such securities in the event of a default by the seller could involve certain costs, losses or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

  Forward Commitments. Each Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if it holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if it enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

  Securities Loans. Each Portfolio may seek to obtain additional income by making secured loans of its portfolio securities with a value up to 33 1/3% of its total assets. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high-grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

  Hybrid Instruments. The T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios may invest up to 10% of their total assets, and the Dreyfus U.S. Government Securities Portfolio may invest up to 5% of its total assets, in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contacts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

  Fixed-Income Securities--Downgrades. If any security invested in by any of the Portfolios loses its rating or has its rating reduced after the Portfolio has purchased it, unless required by law, the Portfolio is not required to sell or otherwise dispose of the security, but may consider doing so.

  Illiquid Securities. Each Portfolio may invest up to 10% (15% with respect to T. Rowe Price International Stock Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Growth Stock Portfolio, Dreyfus Small Cap Value Portfolio and Opportunity Value Portfolio) of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Fund's Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the

Portfolios' Advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% or 15% limits. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' Advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 10% or 15%, as applicable, of its assets invested in illiquid or not readily marketable securities.

                             MANAGEMENT OF THE FUND

  The Trustees and officers of the Fund provide broad supervision over the business and affairs of the Portfolios and the Fund.

THE MANAGER

  The Fund is managed by Endeavor Investment Advisers ("the Manager") which, subject to the supervision and direction of the Trustees of the Fund, has overall responsibility for the general management and administration of the Fund. The Manager is a general partnership of which Endeavor Management Co. is the managing partner. Endeavor Management Co., by whose employees all management services performed under the management agreement are rendered to the Fund, holds a 50.01% interest in the Manager and AUSA Financial Markets, Inc., an affiliate of PFL, holds the remaining 49.99% interest therein. Vincent
J. McGuinness, a Trustee of the Fund, together with his family members and trusts for the benefit of his family members, own all of Endeavor Management Co.'s outstanding common stock. Mr. McGuinness is Chairman, Chief Executive Officer and President of Endeavor Management Co.

  The Manager is responsible for providing investment management and administrative services to the Fund and in the exercise of such responsibility selects the investment advisers for the Fund's Portfolios (the "Advisers") and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Fund with various federal and state statutes, and carries out the directives of the Trustees. The Manager is responsible for providing the Fund with office space, office equipment, and personnel necessary to operate and administer the Fund's business, and also supervises the provision of services by third parties such as the Fund's custodian and transfer agent. Pursuant to an administration agreement, First Data Investor Services Group, Inc. ("First Data") will assist the Manager in the performance of its administrative responsibilities to the Fund.

  As compensation for these services the Fund pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets: TCW Money Market Portfolio--.50%; TCW Managed Asset Allocation Portfolio--.75%; T. Rowe Price International Stock Portfolio--.90%; Value Equity Portfolio--.80%; Dreyfus Small Cap Value Portfolio--.80%; Dreyfus U. S. Government Securities Portfolio--.65%; T. Rowe Price Equity Income Portfolio--.80%; T. Rowe Price Growth Stock Portfolio--.80%; Opportunity Value Portfolio--.80%. The management fees paid by the Portfolios (other than the TCW Money Market Portfolio and Dreyfus U.S. Government Securities Portfolio), although higher than the fees paid by most other investment companies in general, are comparable to management fees paid for similar services by many investment companies with similar investment objectives and policies. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each Portfolio and the fees and expenses of First Data pursuant to the administration agreement.

  In addition to the management fees, the Fund pays all expenses not assumed by the Manager, including, without limitation, expenses for legal, accounting and auditing services, interest, taxes, costs of printing and distributing reports to shareholders, proxy materials and prospectuses, charges of its custodian, transfer agent and dividend disbursing agent, registration fees, fees and expenses of the Trustees who are not interested persons of the Fund, insurance, brokerage costs, litigation, and other extraordinary or nonrecurring expenses. All general Fund expenses are allocated among and charged to the assets of the Portfolios of the Fund on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio.

THE ADVISERS

  Pursuant to an investment advisory agreement with the Manager, the Adviser to a Portfolio furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of the Portfolio. An Adviser may place portfolio securities transactions with broker-dealers who furnish it with certain services of value in advising the Portfolio and other clients. In so doing, an Adviser may cause a Portfolio to pay greater brokerage commissions than it might otherwise pay. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as a factor in the selection of broker-dealers. OpCap Advisors may select, under certain circumstances, Oppenheimer & Co., Inc., one of its affiliates, to execute transactions for the Value Equity and Opportunity Value Portfolios. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. may utilize certain brokers indirectly related to them in the capacity as broker in connection with the execution of transactions for the T. Rowe Price Equity Income, T. Rowe Price Growth Stock and T. Rowe Price International Stock Portfolios. See the Statement of Additional Information for a further discussion of Portfolio trading.

  The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

  The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Fund's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.

  The Manager will not implement this program until any required exemptive or no action relief is obtained from the Securities and Exchange Commission.

  TCW Funds Management, Inc. ("TCW") is the Adviser to the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio. As compensation for its services as investment adviser, the Manager pays TCW a monthly fee at the annual rate of .25% of the average daily net assets of the TCW Money Market Portfolio and .375% of the average daily net assets of the TCW Managed Asset Allocation Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc., whose subsidiaries, including Trust Company of the West and TCW Asset

Management Company, provide a variety of trust, investment management and investment advisory services. TCW and its affiliates, which as of December 31, 1995 had approximately $52 billion under management or committed for management, provide investment advisory services to a number of open-end and closed-end investment companies.

  James M. Goldberg, a Managing Director and Chairman of the Fixed Income Policy Committee of TCW, is the portfolio manager for the TCW Money Market Portfolio. Mr. Goldberg has been with TCW since 1984. Investment decisions for the equity portion of the TCW Managed Asset Allocation Portfolio are made by Norman Ridley in consultation with Stefan D. Abrams. Mr. Ridley is a Senior Vice President of TCW and has been with the firm since 1985. Since 1992 Mr. Abrams has been a Managing Director of TCW and is Director of Equity Strategy and Asset Allocation. Investment decisions for the fixed income portion of the TCW Managed Asset Allocation Portfolio are made by Mr. Goldberg.

  OpCap Advisors ("OpCap") (formerly known as Quest for Value Advisors) is the Adviser to the Value Equity Portfolio and the Opportunity Value Portfolio. As compensation for its services as investment adviser, the Manager pays OpCap a monthly fee at the annual rate of .40% of the average daily net assets of each of the Value Equity and Opportunity Value Portfolios, subject to reduction with respect to the Opportunity Value Portfolio in certain circumstances.

  OpCap is a majority-owned subsidiary of Oppenheimer Capital, a general partnership which is registered as an investment adviser under the Investment Advisers Act of 1940. The employees of Oppenheimer Capital render all investment management services performed under the Investment Advisory Agreement to the Portfolios. Oppenheimer Financial Corp. holds a 33% interest in Oppenheimer Capital. Oppenheimer Capital, L.P., a Delaware limited partnership of which Oppenheimer Financial Corp. is the sole general partner, owns the remaining 67% interest of Oppenheimer Capital. The units of Oppenheimer Capital, L.P. are traded on the New York Stock Exchange. OpCap and its affiliates have operated as investment advisers to both mutual funds and other clients since 1968, and had approximately $37.3 billion under management as of December 31, 1995.

  Eileen Rominger, Managing Director of Oppenheimer Capital, is the portfolio manager for the Value Equity Portfolio. Ms. Rominger has been with Oppenheimer Capital since 1981. Richard J. Glasebrook II, Managing Director of Oppenheimer Capital, is the portfolio manager for the Opportunity Value Portfolio. Mr. Glasebrook has been with Oppenheimer Capital since 1990. Mr. Glasebrook was recently named by Morningstar, Inc. (an independent service that monitors the performance of registered investment companies) as its 1995 Variable Fund Manager of the Year.

  The Dreyfus Corporation ("Dreyfus") is the Adviser to the Dreyfus U.S. Government Securities Portfolio and the Dreyfus Small Cap Value

Portfolio. Dreyfus, which was formed in 1947, is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of December 31, 1995, Dreyfus managed or administered approximately $80 billion in assets for more than 1.7 million investor accounts nationwide. As compensation for its services as investment adviser, the Manager pays Dreyfus a monthly fee at the annual rate of .15% of the average daily net assets of the Dreyfus U.S. Government Securities Portfolio and .375% of the average daily net assets of the Dreyfus Small Cap Value Portfolio.

  Prior to September 16, 1996, OpCap was the Adviser to the Dreyfus Small Cap Value Portfolio (formerly known as the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio). As compensation for its services as investment adviser, the Manager paid OpCap a monthly fee at the annual rate of .40% of the Portfolio's average daily net assets.

  Mellon is a publicly-owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed more than $233 billion in assets as of December 31, 1995, including approximately $81 billion in proprietary mutual fund assets. As of December 31, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administrative services, for more than $786 billion in assets, including approximately $60 billion in mutual fund assets.

  Prior to May 1, 1996, The Boston Company Asset Management, Inc. ("Boston Company"), an affiliate of Dreyfus, was the Dreyfus U.S. Government Securities Portfolio's Adviser. Boston Company is a wholly-owned subsidiary of The Boston Company, Inc., which is an indirect wholly-owned subsidiary of Mellon.

  Andrew S. Windmueller, who has been employed by Dreyfus since October 1994 and by The Boston Company, Inc. since 1986, is the portfolio manager for the Dreyfus U.S. Government Securities Portfolio. Mr. Windmueller is co-member of the Fixed Income Strategy Committee and the Head of Credit Research of The Boston Company, Inc. and Vice President of Boston Company.

  The portfolio managers for the Dreyfus Small Cap Value Portfolio are David L. Diamond and Peter I. Higgins. Mr. Diamond has been employed by Boston Company since June, 1991 and by Dreyfus since October, 1994. Mr. Higgins has been employed by The Boston Company,

Inc. since August, 1988, by Boston Company since June, 1991 and by Dreyfus since February, 1996.

  T. Rowe Price Associates, Inc. ("T. Rowe Price") is the Adviser to the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. As compensation for its services as investment adviser, the Manager pays T. Rowe Price a monthly fee at the annual rate of .40% of the daily net assets of each of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios. T. Rowe Price serves as investment manager to a variety of individual and institutional investor accounts, including limited and real estate partnerships and other mutual funds.

  Investment decisions with respect to the T. Rowe Price Equity Income Portfolio are made by an Investment Advisory Committee composed of the following members: Brian C. Rogers, Chairman, Thomas H. Broadus, Jr., Richard
P. Howard, and William J. Stromberg. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Rogers has been Chairman of the Committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

  Investment decisions with respect to the T. Rowe Price Growth Stock Portfolio are made by an Investment Advisory Committee composed of the following members:
John D. Gillespie, Chairman, James A.C. Kennedy and Brian C. Rogers. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program. Mr. Gillespie has been Chairman of the Committee since 1994. He joined
T. Rowe Price in 1986 and has been managing investments since 1989.

  Rowe Price-Fleming International, Inc. ("Price-Fleming") is the Adviser to the T. Rowe Price International Stock Portfolio (formerly the Global Growth Portfolio). As compensation for its services as investment adviser, the Manager pays Price-Fleming a monthly fee at an annual rate based on the Portfolio's average daily net assets as follows: .75% up to $20 million; .60% in excess of $20 million up to $50 million; and .50% of assets in excess of $50 million. At such time as the net assets of the Portfolio exceed $200 million, the fee shall be .50% of total average daily net assets.

  Prior to January 1, 1995, Ivory & Sime International, Inc. ("I&S") and Ivory & Sime plc acted as adviser and sub-adviser, respectively, for the Global Growth Portfolio. As compensation for its services as investment adviser, the Manager paid ISI a monthly fee at the annual rate of .45% of the average daily net assets of the Portfolio up to $400 million and .30% of average daily net assets in excess of $400 million. As compensation for its services, Ivory & Sime plc received from ISI 78% of the gross monthly fees paid by the Manager to ISI.

  Price-Fleming was incorporated in Maryland in 1979 as a joint venture between
T. Rowe Price and Robert Fleming Holdings Limited ("Flemings"). Flemings is a diversified investment organization which participates in a global network of regional investment offices in New York, London, Zurich, Geneva, Tokyo, Hong Kong, Manila, Kuala Lampur, South Korea and Taiwan.

  T. Rowe Price was incorporated in Maryland in 1947 as successor to the investment counseling business founded by the late Thomas Rowe Price, Jr., in 1937. Flemings was incorporated in 1974 in the United Kingdom as successor to the business founded by Robert Fleming in 1873. As of December 31, 1995, T. Rowe Price and its affiliates managed more than $70 billion of assets of which Price-Fleming managed the U.S. equivalent of approximately $20 billion.

  The common stock of Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Fleming and 25% by Jardine Fleming Group Limited ("Jardine Fleming"). (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

  Investment decisions with respect to the T. Rowe Price International Stock Portfolio are made by an investment advisory group composed of the following members: Martin G. Wade, Christopher D. Alderson, Peter B. Askew, Richard J. Bruce, Mark J. T. Edwards, John R. Ford, Robert C. Howe, James B. M. Seddon, Benedict R. F. Thomas and David J. L. Warren.

  Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service and investment management. (Fleming Group includes Flemings and/or Jardine Fleming). Christopher Alderson jointed Price-Fleming in 1988 and has 10 years of experience with the Fleming Group in research and portfolio management. Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed income portfolios. Richard Bruce joined Price-Fleming in 1991 and has eight years of experience in investment management with the Fleming Group in Tokyo. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 16 years of experience with Fleming Group in research and portfolio management. Robert Howe joined Price-Fleming in 1986 and has 15 years of experience in economic research, company research and portfolio management. James Seddon joined Price-Fleming in 1987 and has nine years of experience in investment management. Benedict Thomas joined Price-Fleming in 1988 and has seven years of portfolio management experience. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed income research and portfolio management.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to shareholders.

  It is the intention of each Portfolio to distribute substantially all its net investment income. Although the Trustees of the Fund may decide to declare dividends at other intervals, dividends from investment income of each Portfolio are expected to be declared annually (except with respect to the TCW Money Market Portfolio where dividends will be declared daily and paid monthly) and will be distributed to the various separate accounts of PFL and not to Contract owners in the form of additional full and fractional shares of the Portfolio and not in cash. The result is that the investment performance of the Portfolios, including the effect of dividends, is reflected in the cash value of the Contracts. See the prospectus for the Contracts accompanying this Prospectus.

  All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually either during or after the close of the Portfolio's fiscal year and will be reinvested in additional full and fractional shares of the Portfolio. In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Fund intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

  For a discussion of the impact on Contract owners of income taxes PFL may owe as a result of (i) its ownership of shares of the Portfolios, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the prospectus for the Contracts accompanying this Prospectus.

                         SALE AND REDEMPTION OF SHARES

  The Fund continuously offers shares of each Portfolio only to separate accounts of PFL, but may at any time offer shares to a separate account of any other insurer approved by the Trustees.

  AEGON USA Securities, Inc. ("AEGON Securities"), an affiliate of PFL, is the principal underwriter and distributor of the Contracts. AEGON Securities places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division, policy loans, loan repayments, and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York City time), on that same date.

  The net asset value of the shares of each Portfolio for the purpose of pricing orders for the purchase and redemption of shares is determined as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. Net asset value per share is computed by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities of the Portfolio (including accrued expenses and dividends payable), by the number of outstanding shares of the Portfolio. The assets of the TCW Money Market Portfolio are valued at amortized cost and the assets of the other Portfolios are valued on the basis of their market values or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees including the employment of an independent pricing service, as described in the Statement of Additional Information.

  Shares of the Portfolios may be redeemed on any day on which the Fund is open for business.

                            PERFORMANCE INFORMATION

  From time to time, the Fund may advertise the "average annual or cumulative total return" of the TCW Managed Asset Allocation, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Opportunity Value Portfolios or the "yield" and "effective yield" of the TCW Money Market and Dreyfus U.S. Government Securities Portfolios and may compare the performance of the Portfolios with that of other mutual funds with similar investment objectives as listed in rankings prepared by Lipper Analytical Services, Inc., or similar independent services monitoring mutual fund performance, and with appropriate securities or other relevant indices. The "average annual total return" of a Portfolio refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Portfolio at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges other than charges and deductions which are, or may be, imposed under the Contracts. Figures will be given for the recent one, five and ten year periods and for the life of the Portfolio if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in a Portfolio for a specified period (again reflecting changes in Portfolio share prices and assuming reinvestment of Portfolio distributions). The TCW Money Market Portfolio's "yield" refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Dreyfus U.S. Government Securities Portfolio may advertise its 30-day yield. Such yield refers to the income that is generated over a stated 30-day (or one month) period (which period will be stated in the advertisement), divided by the net asset value per share on the last day of the period. The income is annualized by assuming that the income during the 30-day period remains the same each month over one year and compounded semi-annually. The methods used to calculate "average annual and cumulative total return" and "yield" are described further in the Statement of Additional Information.

  The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

  OpCap is the investment adviser of the Managed Portfolio of the Accumulation Trust (formerly known as the Quest for Value Accumulation Trust) (the "Accumulation Trust"), a registered open-end investment company whose shares are sold to certain variable accounts of life insurance companies. The Managed Portfolio of the Accumulation Trust is substantially similar to the Opportunity Value Portfolio in that it has the same investment objective as the Opportunity Value Portfolio and is managed using the same investment strategies and techniques as contemplated for the Opportunity Value Portfolio.

  At December 31, 1995 and as of the date of this Prospectus, the Opportunity Value Portfolio had not commenced operations. Set forth below is certain performance information regarding the Managed Portfolio of the Accumulation Trust which has been obtained from OpCap, and is set forth in the current prospectus and statement of additional information of the Accumulation Trust. Investors should not rely on the following financial information as an indication of the future performance of the Opportunity Value Portfolio.

AVERAGE ANNUAL TOTAL RETURN OF COMPARABLE PORTFOLIO*(1)

                                                                FOR THE PERIOD
                             FOR THE YEAR    FOR THE FIVE YEARS FROM INCEPTION
                          ENDED DECEMBER 31, ENDED DECEMBER 31, TO DECEMBER 31,
                                 1995               1995            1995(2)
                          ------------------ ------------------ ---------------
Managed Portfolio of
  Accumulation Trust.....       45.55%             23.34%            19.74%

-----------
  * On September 16, 1994, an investment company called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds, the Old Trust and the Accumulation Trust, at which time the Accumulation Trust commenced operations. The total net assets for the Managed Portfolio immediately after the transaction was $682,601,380 with respect to the Old Trust and $51,345,102 with respect to the Accumulation Trust. For the period prior to September 16, 1994, the performance figures above for the Managed Portfolio reflect the performance of the corresponding Portfolio of the Old Trust.
(1) Reflects waiver of all or a portion of the advisory fees and reimbursements of other expenses. Without such waivers and reimbursements, the average annual total return during the periods would have been lower.
(2) The Portfolio commenced operations on August 1, 1988.

                            ----------------------

  The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholder accounts. The above tables do not reflect charges and deductions which are, or may be, imposed under the Contracts.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

  The Fund was established in November 1988 as a business trust under Massachusetts law. The Fund has authorized an unlimited number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series. Shares of the Fund are presently divided into ten series of shares. The Fund currently offers shares in nine Portfolios. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation are entitled to receive the net assets of their respective Portfolios, but not the net assets of the other Portfolios.

  Fund shares are entitled to vote at any meeting of shareholders. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to a shareholder vote must be approved by each portfolio of the Fund separately except (i) when required by the 1940 Act, shares will be voted together as a single class and (ii) when the Trustees have determined that the matter does not affect all portfolios, then only shareholders of the affected portfolio will be entitled to vote on the matter.

  Owners of the Contracts have certain voting interests in respect of shares of the Portfolios. See "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for a description of the rights granted Contract owners to instruct voting of shares.

                             ADDITIONAL INFORMATION

TRANSFER AGENT AND CUSTODIAN

  All cash and securities of the Fund are held by Boston Safe Deposit and Trust Company as custodian. First Data, located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent for the Fund.

INDEPENDENT AUDITORS

  Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts, 02116, serves as the Fund's independent auditors.

                            ----------------------

  Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Fund...................................................................   2
Financial Highlights.......................................................   4
Investment Objectives and Policies.........................................  12
 TCW Money Market Portfolio................................................  12
 TCW Managed Asset Allocation Portfolio....................................  15
 T. Rowe Price International Stock Portfolio...............................  17
 Value Equity Portfolio....................................................  21
 Dreyfus Small Cap Value Portfolio.........................................  22
 Dreyfus U.S. Government Securities Portfolio..............................  23
 T. Rowe Price Equity
   Income Portfolio........................................................  29
 T. Rowe Price Growth Stock Portfolio......................................  31
 Opportunity Value Portfolio...............................................  32
 Investment Strategies.....................................................  34
Management of the Fund.....................................................  42
 The Manager...............................................................  42
 The Advisers..............................................................  43
Dividends, Distributions and Taxes.........................................  49
Sale and Redemption of Shares..............................................  49
Performance Information....................................................  50
Organization and Capitalization of the Fund................................  52
Additional Information.....................................................  53
 Transfer Agent and
   Custodian ..............................................................  53
 Independent Auditors......................................................  53

                             ---------------------
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFOR-MATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                             ENDEAVOR SERIES TRUST

                      2101 East Coast Highway, Suite 300
                       Corona del Mar, California 92625
                                (714) 760-0505

                                    Manager

                         Endeavor Investment Advisers
                      2101 East Coast Highway, Suite 300
                       Corona del Mar, California 92625

                              Investment Advisers

                          TCW Funds Management, Inc.
                            865 S. Figueroa Street
                         Los Angeles, California 90071

                                OpCap Advisors
                          One World Financial Center
                           New York, New York 10281

                            The Dreyfus Corporation
                                200 Park Avenue
                           New York, New York 10166

                        T. Rowe Price Associates, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                    Rowe Price-Fleming International, Inc.
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                                   Custodian

                     Boston Safe Deposit and Trust Company
                               One Boston Place
                          Boston, Massachusetts 02108

                             WRL SERIES FUND, INC.

                               GROWTH PORTFOLIO

     SUPPLEMENT DATED OCTOBER 8, 1996 TO THE PROSPECTUS DATED MAY 1, 1996.

  THE RESTRUCTURING PLAN. Pursuant to an internal restructuring plan (the "Restructuring"), Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), the current investment adviser of the WRL Series Fund, Inc. (the "Fund"), has formed two new wholly-owned subsidiaries. WRL Investment Management, Inc. ("WRL Management") and WRL Investment Services, Inc. ("WRL Services"). It is anticipated that WRL Management and WRL Services together will assume the business of Western Reserve as it relates to the management, supervision, and administration of registered investment companies, including the Fund. If the Restructuring is implemented, (i) WRL Management will replace Western Reserve as the investment adviser to each Portfolio of the Fund; and
(ii) WRL Services will replace Western Reserve as the provider of administrative services to each Portfolio of the Fund. Western Reserve seeks to implement the Restructuring effective January 1, 1997.

  PROPOSED CHANGES IN ADVISORY AND SUB-ADVISORY ARRANGEMENTS. In light of the Restructuring, shareholders of the Fund will be asked to approve a new advisory agreement between the Fund, on behalf of each Portfolio, and WRL Management. The new advisory agreements, if approved, will result in an indirect increase in advisory fees. A change in the Funds investment adviser from Western Reserve to WRL Management will also result in the assignment and automatic termination of the current sub-advisory agreements for each Portfolio of the Fund. Accordingly, with respect to each Portfolio, shareholders of such Portfolio will be asked to approve a new sub-advisory agreement between WRL Management and each sub-adviser to the Portfolios.

  PROPOSED IMPLEMENTATION OF A DISTRIBUTION ("12B-1") PLAN. It is also contemplated that, subject to shareholder approval, the Fund will adopt a distribution plan ("12b-1 Plan") effective January 1, 1997. Under the 12b-1 Plan, InterSecurities, Inc. ("ISI"), an affiliate of Western Reserve, will perform distribution-related services for the Fund. The 12b-1 Plan provides that the Fund, on behalf of the Portfolios, will reimburse ISI for certain expenses related to the distribution of Fund shares, and incurred or paid by ISI. The 12b-1 Plan limits reimbursements to 0.15% on an annual basis, of the average daily net asset value of shares of each Portfolio.

  NECESSARY BOARD AND SHAREHOLDER APPROVALS. On October 3, 1996, at a special meeting of the Board of Directors of the Fund (the "Board"), the Board unanimously approved the proposed advisory and sub-advisory agreements, and the 12b-1 Plan and related distribution agreement. The proposed advisory and sub-advisory agreements, and the 12b-1 Plan, are subject to approval by a vote of the majority of the outstanding voting securities of each Portfolio at a special shareholders meeting (the "Meeting") currently anticipated to be held on or about December 16, 1996. Policyowners with cash value attributable to a Portfolio of the Fund on the record date of the shareholders' meeting will be asked to provide voting instructions to Western Reserve in connection with the Meeting.

PROSPECTUS
                             WRL SERIES FUND, INC.
                               GROWTH PORTFOLIO
                             201 HIGHLAND AVENUE
                            LARGO, FLORIDA 34640
                           TELEPHONE (319) 398-8511

  WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Growth Portfolio of the Fund (the "Portfolio").

  The investment objective of the Growth Portfolio is growth of capital. There can be, of course, no assurance that the Portfolio will achieve its objective.

  Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

  WRL and Janus Capital Corporation serve as the investment adviser ("Investment Adviser") and the sub-adviser ("Sub-Adviser") respectively, to the Portfolio (collectively, "Advisers"). See "The Investment Adviser" and "The Sub-Adviser."

  This Prospectus sets forth concisely the information about the Portfolio that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  Additional information about the Fund, the Portfolio and other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Portfolio bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                            ----------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                            ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

                         PROSPECTUS DATED MAY 1, 1996

                               TABLE OF CONTENTS

Financial Highlights........................................................   3
The Growth Portfolio and the Fund...........................................   4
Management of the Fund......................................................  11
Dividends and Distributions.................................................  14
Taxes.......................................................................  14
Purchase and Redemption of Shares...........................................  15
Valuation of Shares.........................................................  16
The Fund and Its Shares.....................................................  16
Performance Information.....................................................  17
General Information.........................................................  18

                             FINANCIAL HIGHLIGHTS

                     PER SHARE INCOME AND CAPITAL CHANGES

  The information contained in the table below for a share of capital stock outstanding for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987 and for the period October 2, 1986 through December 31, 1986 is taken from the Fund's audited financial statements incorporated by reference in the Statement of Additional Information. The per share data and ratios for the period October 2, 1986 through December 31, 1986 are not annualized amounts or percentages. The Fund's Annual Report contains additional performance information for the Portfolio. A copy of the Annual Report may be obtained without charge upon request.

                               GROWTH PORTFOLIO

                                                     YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------
                                                                                                                       PERIOD
                                                                                                                        FROM
                                                                                                                     10/2/86 TO
                             1995       1994       1993      1992      1991      1990      1989     1988     1987     12/31/86
                          ----------  --------   --------  --------  --------  --------   -------  -------  -------  ----------
 Net Asset Value,
  Beginning of Period...  $    23.81  $  26.25   $  25.83  $  26.26  $  17.48  $  17.85   $ 12.97  $ 11.14  $ 10.14    $10.00
 INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income.         .26       .22        .28       .36       .27       .30       .19      .31      .21       .00
  Net Gains or Losses on
   Securities (both
   realized and
   unrealized)..........       10.97     (2.41)       .79       .52     10.75      (.33)     6.29     1.83     1.00       .14
                          ----------  --------   --------  --------  --------  --------   -------  -------  -------    ------
   Total Income (Loss)
    From Investment
    Operations..........       11.23     (2.19)      1.07       .88     11.02      (.03)     6.48     2.14     1.21       .14
                          ----------  --------   --------  --------  --------  --------   -------  -------  -------    ------
 LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...        (.24)     (.22)      (.28)     (.36)     (.27)     (.30)     (.19)    (.31)    (.21)      .00
  Distributions (from
   capital gains).......       (3.14)     (.00)      (.37)     (.95)    (1.97)     (.04)    (1.41)     .00      .00       .00
  Distributions in
   excess of capital
   gains................         .00      (.03)       .00       .00       .00       .00       .00      .00      .00       .00
                          ----------  --------   --------  --------  --------  --------   -------  -------  -------    ------
   Total Distributions..       (3.38)     (.25)      (.65)    (1.31)    (2.24)     (.34)    (1.60)    (.31)    (.21)      .00
                          ----------  --------   --------  --------  --------  --------   -------  -------  -------    ------
 Net Asset Value,
  End of Period.........  $    31.66  $  23.81   $  26.25  $  25.83  $  26.26  $  17.48   $ 17.85  $ 12.97  $ 11.14    $10.14
                          ==========  ========   ========  ========  ========  ========   =======  =======  =======    ======
 Total Return*..........       47.12%    (8.31%)     3.97%     2.35%    59.79%     (.22%)   47.04%   18.62%   10.90%     5.84%
 RATIOS/SUPPLEMENTAL
  DATA
 Net Assets, End of
  Period (000 omitted)..  $1,195,174  $814,383   $934,810  $711,422  $393,511  $129,057   $74,680  $28,497  $15,815      $716
 Ratio of Expenses to
  Average Net Assets**..         .86%      .84%       .87%      .86%      .90%     1.00%     1.00%    1.00%    1.00%      .19%
 Ratio of Net Investment
  Income to Average Net
  Assets................         .90%      .88%      1.07%     1.44%     1.21%     2.06%     1.18%    2.50%    1.84%      .03%
 Portfolio Turnover Rate
  ......................      130.48%   107.33%     77.91%    77.70%     7.27%   157.07%   123.80%   76.27%  222.13%     8.55%

----------
 *The total return shown for 1986 is for the three month period ended December 31, 1986 and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract.
**Ratio is not annualized and is net of advisory fee waiver for the periods ended December 31, 1986, 1987, 1988 and 1989 for which periods the annualized ratio of expenses to average net assets would have been 6.76%, 1.90%, 1.49% and 1.13%, respectively, absent the advisory fee waiver by Western Reserve Life.

                       THE GROWTH PORTFOLIO AND THE FUND

  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Growth Portfolio is a series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Growth Portfolio.

INVESTMENT OBJECTIVE OF THE PORTFOLIO

  The Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Owner approval. A change in the investment objective or policies of the Portfolio may result in the Portfolio having an investment objective or policies different from that which an Owner deemed appropriate at the time of investment.

GROWTH PORTFOLIO

  The investment objective of the Portfolio is growth of capital.

  The Portfolio will invest substantially all of its assets in common stocks when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.

  The Portfolio may invest up to 25% of its assets in foreign securities, as described below and in the Statement of Additional Information. (See "Foreign Investments and Special Risks", p. 8.)

  Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the Statement of Additional Information for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent it would if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 25% of its assets in securities of issuers in a single industry. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities. See the Statement of Additional Information for further information concerning such securities and bond ratings.

  The Portfolio may also invest in repurchase agreements and reverse repur-chase agreements. See "Certain Portfolio Policies and Techniques--Repurchase and Reverse Repurchase Agreements", p.6.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES; RISK FACTORS

  FUTURES CONTRACTS, RELATED OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. Subject to certain limitations, the Portfolio may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Portfolio may engage in hedging strategies to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective. Generally, the use of hedging strategies involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect the Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The loss from investing in futures is potentially unlimited. Further information on these instruments, hedging strategies and risk considerations relating to them is set forth in the Statement of Additional Information.

  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by the Portfolio and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities and are subject to the limit stated below.

  When the Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may expose the Portfolio to greater fluctuations in the value of its assets.

  ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. on resale. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.

  WHEN-ISSUED SECURITIES. The Portfolio may purchase new issues of U.S. Government securities on a "when-issued" basis. However, the Portfolio does not intend to invest more than 20% of its assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, the Portfolio that purchases when-issued securities bears the risk that interest rates and the security's value at the time of delivery may have changed prior to delivery of the when-issued security.


  ZERO COUPON SECURITIES. The Portfolio may invest in zero coupon bonds or "strips." However, the Portfolio does not presently intend to do so. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. For a description of these securities, see "Zero Coupon Securities" in the Statement of Additional Information.

  SPECIAL SITUATIONS. The Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Portfolio will depend on the Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

  LENDING AND BORROWING. The Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of the Portfolio's total assets. Securities lending may involve some credit risk to the Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. The Portfolio does not presently intend to lend securities or make any other loans valued at more than 5% of its total assets. To secure borrowings, the Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets, at the time the loan or borrowing is made. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking to market daily. If a material event is to be voted upon affecting the Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment.

  The Portfolio may borrow money from or lend money to other funds that permit such transactions and are also advised by the Sub-Adviser and if the Portfolio seeks and obtains permission to do so from the Securities and Exchange Commission ("SEC"). There is no assurance that such permission would be granted. The Portfolio may also borrow money from banks. Any such loans or borrowings are expected to be short-term in nature and used for temporary or emergency purposes, such as to provide cash for redemptions, and will not exceed 25% of the Portfolio's net assets at the time the loan or borrowing is made. In accordance with the requirements of current California insurance regulations, the Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 25% of toal assets, the Portfolio may conduct borrowings in accordance with such revised limits.

  FOREIGN INVESTMENTS AND SPECIAL RISKS. The Portfolio may invest up to 25% of net assets at the time of purchase in the securities of foreign issuers and obligors. Investments may be made in both domestic and foreign companies. In selecting investments in foreign securities for the Portfolio, the Sub-Adviser considers a variety of factors which may include the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of the investment in that country's securities markets. If appropriate and available, the Sub-Adviser may purchase foreign securities through dollar-denominated American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of receipts or shares evidencing ownership of the underlying foreign securities. While ADRs are dollar-denominated receipts that are issued by domestic banks and traded in the United States, EDRs are typically issued by European banks, and GDRs may be issued by either domestic or foreign banks. In addition, the Portfolio may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies).

  Investing in foreign securities involves opportunities and risks that differ from those involved with investing solely in U.S. markets. The Sub-Adviser believes that there is substantial opportunity from a professionally managed portfolio of securities selected from the U.S. and foreign markets. This investment framework seeks to take advantage of the investment opportunities created by the global economy. Accordingly, an investor may benefit from worldwide access to investment opportunities, without being constrained by the location of a company's headquarters or the trading market for its shares.

  At the same time, these opportunities involve considerations and risks that may not be encountered in U.S. investments. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments, and therefore the Portfolio's share prices and returns. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. The Portfolio may encounter difficulties in enforcing obligations in foreign countries and negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Security trading practices abroad may offer less protection to investors such as the Portfolio than the practices of domestic securities trading. Custody charges are generally higher for foreign securities than for domestic securities.

  The considerations noted above may be intensified in the case of investments in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

  At times, securities held by the Portfolio may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when the Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

  In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Portfolio; political or social instability or war; or diplomatic developments which could affect U.S. investments in those countries. These latter considerations generally are more of a concern in developing countries. Developing countries may also have economies that are based on only a few industries. Although investments in companies domiciled in developing countries may be subject to potentially greater risk than investments in developed countries, the Portfolio will not invest in any securities of issuers located in developing countries if the Sub-Adviser determines these securities to be speculative.

  To the extent the Portfolio invests in international foreign securities markets, changes in the Portfolio's share price may have a reduced correlation with movements in the U.S. markets. The Portfolio's share price reflects the movements of both the prices of securities in which the Portfolio is invested and the currencies in which the investments are denominated. Because the foreign securities in which the Portfolio may invest include those that are denominated in foreign currencies, or that otherwise have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be, to that extent, an important factor in the performance of the Portfolio. In an effort to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date). The Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business, and may purchase and sell currencies through currency exchange contracts in order to fix a price for securities they have agreed to buy or sell. The Sub-Adviser may also seek to hedge some or all of the Portfolio's investments denominated in foreign currency against a decline in the value of that currency relative to U.S. dollars, by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the Portfolio's assets denominated in that currency), or by participating in options or futures contracts with respect to such currency. This type of hedge may minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in that currency.

  The Portfolio may also enter into foreign currency exchange contracts to shift exposure to currency exchange rate changes from one foreign currency to another. This technique is known as cross-hedging. For example, if the Sub-Adviser believed that a particular currency may decline relative to the U.S. dollar, the Portfolio could enter into a contract to sell that currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. As a non-fundamental operating policy, the Portfolio will not enter into currency exchange contracts if, as a result, more than 10% of its assets would be committed to the consummation of cross-hedge contracts, and will instruct its custodian bank to set aside high-grade, liquid assets to cover the Portfolio's purchase obligations under this type of contract.

  Generally, the use of hedging strategies involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these hedging instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy has not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See the Statement of Additional Information for further information concerning these risks.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

  The Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of the shareholders of the Portfolio.

PORTFOLIO TURNOVER

  A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. See "Financial Highlights" for the Portfolio on page 3 for more information on historical turnover rates. The Portfolio may engage frequently in short-term trading. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for the Portfolio. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

  Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and Janus Capital Corporation as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

  WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Fund's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

The Investment Adviser has served as the investment adviser to the Fund since its inception in 1986.

  Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolio in accordance with the Portfolio's stated investment objective and policies. As compensation for its services to the Portfolio, the Investment Adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. For the fiscal year ended December 31, 1995, the Fund paid the Investment Adviser advisory fees of 0.80% of the average daily net assets of the Portfolio.

  The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolio the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolio's custodian. The Investment Adviser also assists the Portfolio in maintaining communications and relations with the shareholders of the Portfolio, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and maintenance of the Portfolio, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments and any qualification under state securities laws required in connection with the Portfolio's offering of shares. The Investment Adviser will also pay all reasonable compensation and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolio pays all other expenses incurred in their operations, including general administrative expenses. Accounting services are provided for the Portfolio by the Investment Adviser. The Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. For the fiscal year ended December 31, 1995, the expenses of the Portfolio, as a percentage of the Portfolio's average daily net assets, were 0.86%.

THE SUB-ADVISER

  Janus Capital Corporation, located at 100 Fillmore Street, Denver, Colorado 80206, serves as the Sub-Adviser to the Portfolio. Thomas H. Bailey is the President of Janus Capital Corporation. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of the Sub-Adviser. The Sub-Adviser provides investment management and related services to other mutual funds, and individual, corporate, charitable and retirement accounts. See "Management of the Fund-- The Sub-Adviser" in the Statement of Additional Information for a more detailed description of the previous experience of Janus Capital Corporation as an investment adviser.

  Scott W. Schoelzel has served as the portfolio manager for the Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice president of the Sub-Adviser, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).

  The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolio. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

  For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Portfolio.

  The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolio. The Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

JOINT TRADING ACCOUNTS

  Subject to approval by the Fund's Board of Directors, the Portfolio may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be registered mutual funds or other clients of the Sub-Adviser or its affiliates. The Portfolio will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with the Portfolio's investment policies and restrictions. the Sub-Adviser anticipates that the investments made by the Portfolio through the joint trading accounts will be at least as advantageous to the Portfolio as if the Portfolio had made such investment directly. (See "The Sub-Adviser" in the Statement of Additional Information.)

PERSONAL SECURITIES TRANSACTIONS

  The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.

                          DIVIDENDS AND DISTRIBUTIONS

  The Portfolio intends to distribute substantially all of the net investment income, if any. Dividends from investment income, if any, of the Portfolio normally are declared and paid semi-annually in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.

                                     TAXES

  The Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, the Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolio's intention to distribute all such income and gains.

  Shares of the Portfolio are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Contract). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Account, as well as the tax treatment of the Contract and the holders thereof, see "Certain Federal Income Tax Consequences" included in the prospectus for the Contract.

  The Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat the Portfolio's assets as assets of the related Separate Accounts, these limitations also apply to the Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions will be considered securities issued by the same issuer. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Contract, and tax consequences to the holders thereof, other than as described in the prospectus for the Contract.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of the Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Contract. Such charges are described in the prospectus for the Contract.

                              VALUATION OF SHARES

  The Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

  Except for money market instruments maturing in 60 days or less, securities held by the Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the Statement of Additional Information for details.)

                            THE FUND AND ITS SHARES

  The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

  The Portfolio offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because the Portfolio's shares are sold to the Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Portfolio simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

  The Fund offers a separate class of Common Stock for each portfolio. All shares of the Portfolio and of each of the other portfolios of the Fund have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon any liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of the Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

  Only the Separate Accounts of the Life Companies may hold shares of the Portfolio and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Portfolio's shares held in the Separate Accounts, including the Portfolio's shares which are not attributable to Owners, at meetings of the Fund in accordance with instructions received from Owners having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Portfolio's shares in their own right, they may elect to do so. The rights of Owners are described in more detail in the prospectuses or disclosure documents for the Contracts.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include quotations of the Portfolio's total return or yield in connection with the total return for the Separate Account in advertisements, sales literature or reports to Owners or to prospective investors. Total return and yield quotations for the Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the Separate Account or charges and deductions against the Contract. Where relevant, the prospectus for the Contract contains additional performance information.

  The total return of the Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When the Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations for the Portfolio are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of the Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

  The Portfolio may, from time to time, disclose in advertisements, sales literature and reports to Owners or to prospective investors, total returns for the Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

  The Portfolio may also, from time to time, compare performance information for the Portfolio in advertisements, sales literature and reports to Owners or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices;
(2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, the Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

  (See the Statement of Additional Information for more information about the Portfolio's performance.)

                              GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

  The fiscal year of the Portfolio ends on December 31 of each year. The Fund will send to the Portfolio's Owners, at least semiannually, reports showing the Portfolio's composition and other information. An annual report, containing financial statements, audited by the Fund's independent accountants, will be sent to Owners each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

  Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of the Portfolio's assets.

ADDITIONAL INFORMATION

  The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                             WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                              201 HIGHLAND AVENUE
                              LARGO, FLORIDA 34640
                            TELEPHONE (319) 398-8511

INVESTMENT ADVISER:

  Western Reserve Life Assurance Co. of Ohio
  201 Highland Avenue
  Largo, FL 34640


SUB-ADVISER:

  Janus Capital Corporation
  100 Fillmore Street
  Denver, CO 80206


CUSTODIAN:

  Investors Bank & Trust Company
  89 South Street
  Boston, MA 02111


INDEPENDENT ACCOUNTANTS:

  Price Waterhouse LLP
  1055 Broadway
  Kansas City, MO 64105


   NO PERSON HAS BEEN AUTHORIZED TO GIVE
 ANY INFORMATION OR TO MAKE ANY REPRESEN-
 TATION NOT CONTAINED IN THIS PROSPECTUS
 AND, IF GIVEN OR MADE, SUCH INFORMATION
 OR REPRESENTATION MUST NOT BE RELIED UPON
 AS HAVING BEEN AUTHORIZED. THIS PROSPEC-
 TUS DOES NOT CONSTITUTE AN OFFERING OF
 ANY SECURITIES OTHER THAN THE REGISTERED
 SECURITIES TO WHICH IT RELATES OR AN OF-
 FER TO ANY PERSON IN ANY STATE OR JURIS-
 DICTION OF THE UNITED STATES OR ANY COUN-
 TRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                      STATEMENT OF ADDITIONAL INFORMATION

                         THE ENDEAVOR VARIABLE ANNUITY

                                Issued through

                            AUSA ENDEAVOR VARIABLE
                                ANNUITY ACCOUNT

                                  Offered by
                       AUSA LIFE INSURANCE COMPANY, INC.

                               666 Fifth Avenue
                           New York, New York 10103

                               ----------------

  This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Endeavor Variable Annuity (the "Policy") offered by AUSA Life Insurance Company, Inc. You may obtain a copy of the Prospectus dated May 1, 1996, as revised November 4, 1996 by calling 1-800-525-6205, or by writing to the Service Office, Financial Markets Division-- Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY, ENDEAVOR SERIES TRUST AND THE GROWTH PORTFOLIO OF THE WRL SERIES FUND, INC.

Dated: May 1, 1996, as revised November 4, 1996


AVAS1196

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
The Policy--General Provisions............................................   3
  Owner...................................................................   3
  Entire Policy...........................................................   3
  Deferment of Payment and Transfers......................................   3
  Misstatement of Age or Sex..............................................   4
  Reallocation of Annuity Purchase Values After the Annuity Commencement
   Date...................................................................   4
  Assignment..............................................................   4
  Evidence of Survival....................................................   4
  Amendments..............................................................   4
Federal Tax Matters (45)..................................................   5
  Tax Status of the Policy................................................   5
  Taxation of AUSA........................................................   6
Investment Experience.....................................................   6
State Regulation of AUSA..................................................  10
Records and Reports.......................................................  10
Distribution of the Policies (51).........................................  10
Custody of Assets.........................................................  10
Historical Performance Data (8)...........................................  11
  Money Market Yields.....................................................  11
  Other Subaccount Yields.................................................  12
  Total Returns...........................................................  12
  Other Performance Data..................................................  13
Legal Matters.............................................................  13
Independent Auditors......................................................  13
Other Information.........................................................  14
Financial Statements (8)..................................................  14

(Numbers in parenthesis indicate corresponding pages of the Prospectus).

  In order to supplement the description in the Prospectus, the following provides additional information about AUSA and the Policy which may be of interest to an Owner.

                        THE POLICY--GENERAL PROVISIONS

OWNER

  The Policy shall belong to the Policy Owner upon issuance of the Policy after completion of an application and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the Policy;
(2) surrender the Policy; (3) amend or modify the Policy with AUSA's consent;
(4) receive annuity payments or name a Payee to receive the payments; and
(5) exercise, receive and enjoy every other right and benefit contained in the Policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary.

  A Successor Owner can be named in the Policy application or in a Written Notice. The Successor Owner will become the new Owner upon the Owner's death, if the Owner predeceases the Annuitant. If no Successor Owner survives the Owner and the Owner predeceases the Annuitant, the Owner's estate will become the Owner.

  The Owner may change the ownership of the Policy in a Written Notice. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner.

  When there is a change of Owner or Successor Owner, the change will take effect as of the date the Owner signs the Written Notice, subject to any payment AUSA has made or action AUSA has taken before recording the change. Changing the Owner or naming a new Successor Owner cancels any prior choice of Successor Owner, but does not change the designation of the Beneficiary or the Annuitant.

  If ownership is transferred (except to the Owner's spouse) because the Owner dies before the Annuitant, the Cash Value generally must be distributed to the Successor Owner within five years of the Owner's death, or payments must be made for a period certain or for the Successor Owner's lifetime so long as any period certain does not exceed that Successor Owner's life expectancy, if the first payment begins within one year of the Owner's death.

ENTIRE POLICY

  The Policy and any endorsements thereon and the Policy application constitute the entire contract between AUSA and the Owner. All statements in the application are representations and not warranties. No statement will cause the Policy to be void or to be used in defense of a claim unless contained in the application.

DEFERMENT OF PAYMENT AND TRANSFERS

  Payment of any amount due from the Mutual Fund Account in respect of a surrender, the Death Benefit or the death of the Owner of a Nonqualified Policy generally will occur within seven business days from the date the Written Notice (and any other required documentation or information) is received, except that AUSA may be permitted to defer such payment from the Mutual Fund Account if: (1) the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Owners. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances.

  Certain delays and restrictions apply to transfers of amounts out of the Fixed Account. See page 27 of the Policy Prospectus.

MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Annuitant has been misstated, AUSA will change the annuity benefit payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by AUSA shall be paid in full with the next payment due such person or the Beneficiary. The dollar amount of any overpayment made by AUSA due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant may be established at any time by the submission of proof satisfactory to AUSA.

REALLOCATION OF ANNUITY PURCHASE VALUES AFTER THE ANNUITY COMMENCEMENT DATE

  After the Annuity Commencement Date, the Policy Owner may reallocate the value of a designated number of Annuity Units of a Subaccount of the Mutual Fund Account then credited to a Policy into an equal value of Annuity Units of one or more other Subaccounts of the Mutual Fund Account, or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the Account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the Account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an Account or Subaccount after a reallocation is less than $10, AUSA reserves the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to AUSA's Service Office. There is no charge assessed in connection with such reallocation. AUSA reserves the right to limit the number of times a reallocation of Annuity Purchase Value may be made in any given Policy Year.

ASSIGNMENT

  During the lifetime of the Annuitant the Policy Owner may assign any rights or benefits provided by the Policy. An assignment will not be binding on AUSA until a copy has been filed at its Service Office. The rights and benefits of the Policy Owner and Beneficiary are subject to the rights of the assignee. AUSA assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

  Unless the Policy Owner so directs by filing written notice with AUSA, no Beneficiary may assign any payments under the Policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.

EVIDENCE OF SURVIVAL

  AUSA reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until AUSA receives such evidence.

AMENDMENTS

  No change in the Policy is valid unless made in writing by AUSA and approved by one of AUSA's officers. No Registered Representative has authority to change or waive any provision of the Policy.

  AUSA reserves the right to amend the Policies to meet the requirements of the Internal Revenue Code, regulations or published rulings. A Policy Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

                              FEDERAL TAX MATTERS

TAX STATUS OF THE POLICY

  Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg.
(S) 1.817-5) apply a diversification requirement to each of the Subaccounts of the Mutual Fund Account. The Mutual Fund Account, through the Underlying Funds and their Portfolios, intend to comply with the diversification requirements of the Treasury. AUSA has entered into agreements regarding participation in the Endeavor Series Trust and WRL Series Fund, Inc. that require the Underlying Funds and their Portfolios to be operated in compliance with the Treasury regulations.

  Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but difference in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium Payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Mutual Fund Account. In addition, AUSA does not know what standards will be set forth, in any, in the regulations or rulings which the Treasury Department has stated it expects to issue. AUSA therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Mutual Fund Account.

  Distribution Requirements. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy proceeds upon the death of the Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the Annuity Commencement Date, the entire interest in the Policy must generally be distributed within 5 years after such Owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the "Designated Beneficiary" as defined in Section 72(s) of the Code. However, if upon such Owner's death prior to the Annuity Commencement Date, such Owner's surviving spouse becomes the sole new Owner under the Policy, then the Policy may be continued with the surviving spouse as the new Owner. Under the Policy, the Beneficiary is the Designated Beneficiary of an Owner/Annuitant and the Successor Owner is the Designated Beneficiary of an Owner who is not the Annuitant. If any Owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as the Owner, and any death or change of such primary Annuitant shall be treated as the death of the Owner. The Policy contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

TAXATION OF AUSA

  AUSA at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Mutual Fund Account is treated as part of AUSA and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. AUSA does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Mutual Fund Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Mutual Fund Account for federal income taxes. If, in future years, any federal income taxes are incurred by AUSA with respect to the Mutual Fund Account, AUSA may make a charge to the Mutual Fund Account.

                             INVESTMENT EXPERIENCE

  An "Investment Experience Factor" is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.

ACCUMULATION UNITS

  Upon allocation to the selected Subaccount of the Mutual Fund Account, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Service Office or, in the case of the initial Premium Payment, when the Policy application is completed, whichever is later. The value of an Accumulation Unit was arbitrarily established at $1 (except the WRL Growth Subaccount which was established at $10) at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange and AUSA's Service Office are open for business.

  An index (the "Investment Experience Factor") which measures the investment performance of a Subaccount during a Valuation Period is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The Investment Experience Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same from one Valuation Period to the next. The Policy Owner bears this investment risk. The Net Investment Performance of a Subaccount and deduction of certain charges affects the Accumulation Unit Value.

  The Investment Experience Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

    (a) is the net result of:

      (1) the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus

      (2) The per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus

      (3) a per share charge or credit for any taxes determined by AUSA to have resulted from the investment operations of the Subaccount and for which it has created a reserve;

    (b) is the net result of:

      (1) the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period, plus or minus

      (2) the per share charge or credit for taxes pertaining to the immediately preceding Valuation Period for which AUSA has created a reserve; and

    (c) is the charge for mortality and expense risk during the Valuation Period equal on an annual basis to 1.25% of the daily net asset value of the Subaccount, plus the .15% administrative charge.

             ILLUSTRATION OF ACCUMULATION UNIT VALUE CALCULATIONS

                   FORMULA AND ILLUSTRATION FOR DETERMINING
                       THE INVESTMENT EXPERIENCE FACTOR

Investment Experience Factor = (A + B -- C) -- F
                              -------------
                                     D -- E

 Where: A   The Net Asset Value of an Underlying Fund share as of the end of
        =   the current Valuation Period.
            Assume..........................................A = $11.57

      B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
            Assume...............................................B = 0

      C = The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
            Assume...............................................C = 0

      D = The Net Asset Value of an Underlying Fund share at the end of the immediately preceding Valuation Period.
            Assume..........................................D = $11.40

      E = The per share amount of any taxes reserved for at the end of the immediately preceding Valuation Period.
            Assume...............................................E = 0

      F = The daily deduction for mortality and expense risk and administrative charges, which totals 1.40% on an annual basis.
            On a daily basis............................ = .0000380909

Then, the Investment Experience Factor = (11.57 + 0 -- 0) --
 .0000380909 = Z = 1.0148741898         -----------------
                                             (11.40 -- 0)

FORMULA AND ILLUSTRATION FOR DETERMINING ACCUMULATION UNIT VALUE

Accumulation Unit Value = A x B

   Where:   The Accumulation Unit Value for the immediately preceding
      A =   Valuation Period.
            Assume.............................................. = $ X

      B =   The Net Investment Factor for the current Valuation Period.
            Assume.................................................= Y

Then, the Accumulation Unit Value = $ X x Y = $ Z

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

  The amount of Variable Annuity Payments will vary with Annuity Unit Values. Annuity Unit Values rise if the net investment performance of the Subaccount exceeds the assumed interest rate of 5% annually. Conversely, Annuity Unit Values fall if the net investment performance of the Subaccount is less than the assumed rate. The value of a Variable Annuity Unit in each Subaccount was established at $1.00 on the date operations began for that Subaccount. The value of a Variable Annuity Unit on any subsequent Business Day is equal to
(a) multiplied by (b) multiplied by (c), where:

    (a) is the variable Annuity Unit Value on the immediately preceding Business Day;

    (b) is the net investment factor of the valuation period; and

    (c) is the investment result adjustment factor for the valuation period.

  The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.

  The net investment factor for the Policy used to calculate the value of a variable Annuity Unit in each Subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

    (i) is the result of:

      (1) the net asset value of a fund share held in the Mutual Fund Account for that Subaccount determined at the end of the current valuation period; plus

      (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in the Mutual Fund Account for that Subaccount if the ex-dividend date occurs during the valuation period.

    (ii) is the net asset value of a fund share held in the Mutual Fund Account for that Subaccount determined as of the end of the immediately preceding valuation period.

    (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a fund share held in the Mutual Fund Account for that Subaccount.

  The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit Values.

  The annuity payment rates vary according to the Annuity Option elected and the sex and adjusted age of the Annuitant at the Annuity Commencement Date. The Policy also contains a table for determining the adjusted age of the Annuitant.

              ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                         AND VARIABLE ANNUITY PAYMENTS

FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

Annuity Unit Value = A x B x C

   Where:   Annuity Unit Value for the immediately preceding Valuation Period.
      A =   Assume.............................................. = $ X

      B = Investment Experience Factor for the Valuation Period for which the Annuity Unit value is being calculated.
            Assume................................................ = Y

      C = A factor to neutralize the assumed interest rate of 5% built into the Annuity Tables used.
            Assume................................................ = Z

Then, the Annuity Unit Value is:
            $ X x Y x Z = $ Q

                FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT
                   OF FIRST MONTHLY VARIABLE ANNUITY PAYMENT

First Monthly Variable Annuity Payment =    A     x B
                                        ---------
                                         $1,000

   Where:   The Annuity Purchase Value as of the Annuity Commencement Date.
      A =   Assume.............................................. = $ X

      B = The Annuity purchase rate per $1,000 based upon the option selected, the sex and adjusted age of the Annuitant according to the tables contained in the Policy.
            Assume.............................................. = $ Y

Then, the first Monthly Variable Annuity
    Payment =    X     x  $ Y =  $ Z
             ---------
               1,000

         FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY
           UNITS REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT

Number of Annuity Units = A
                         ---
                          B

   Where:   The dollar amount of the first monthly Variable Annuity Payment.
      A =   Assume.............................................. = $ X

      B = The Annuity Unit Value for the Valuation Date on which the first monthly payment is due.
            Assume.............................................. = $ Y

Then, the number of Annuity Units =  $ X  = Z
                                    -----
                                     $ Y

                           STATE REGULATION OF AUSA

  AUSA is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of AUSA for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine AUSA's contract liabilities and reserves so that the Department may determine the items are correct. AUSA's books and accounts are subject to review by the Department of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, AUSA is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                              RECORDS AND REPORTS

  All records and accounts relating to the Mutual Fund Account will be maintained by AUSA. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, AUSA will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                         DISTRIBUTION OF THE POLICIES

  The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and AUSA does not anticipate discontinuing the offering of the Policies. However, AUSA reserves the right to discontinue the offering of the Policies.

  AEGON USA Securities, Inc., an affiliate of AUSA, will be the principal underwriter of the Policies. AEGON USA Securities, Inc. has entered into agreements with broker-dealers for the distribution of the Policies. During 1995, the amount paid to AEGON USA Securities, Inc. and/or broker-dealers for their services was $397,382. No Policies had yet been issued as of May 1, 1995, therefore no fees had been paid to AEGON USA Securities, Inc. and/or the broker/dealers for their services during 1994 or prior years.

                               CUSTODY OF ASSETS

  The assets of each of the Subaccounts of the Mutual Fund Account are held by AUSA. The assets of each of the Subaccounts of the Mutual Fund Account are segregated and held separate and apart from the assets of the other Subaccounts and from AUSA's general account assets. AUSA maintains records of all purchases and redemptions of shares of the Underlying Funds held by each of the Subaccounts. Additional protection for the assets of the Mutual Fund Account is afforded by AUSA's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of AUSA.

                          HISTORICAL PERFORMANCE DATA

MONEY MARKET YIELDS

  AUSA may from time to time disclose the current annualized yield of the TCW Money Market Subaccount, which invests in the TCW Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the TCW Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account; having a balance of 1 unit of the TCW Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and
(ii) charges and deductions imposed under a Policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the Administrative Charges; and
(ii) the Mortality and Expense Risk Charge. Current Yield will be calculated according to the following formula:

                  Current Yield = ((NCS -- ES)/UV) x (365/7)

Where:
NCS =The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES=  Per unit expenses of the Subaccount for the 7-day period.

UV=  The unit value on the first day of the 7-day period.

  Because of the charges and deductions imposed under a Policy, the yield for the TCW Money Market Subaccount will be lower than the yield for the TCW Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or Contingent Deferred Sales Charges that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 7% to 0% of the amount of premium withdrawn based on the Policy Year since payment of the premium.

  AUSA may also disclose the effective yield of the TCW Money Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

          Effective Yield = (1 + ((NCS -- ES)/UV))/365/7/ - 1

Where:
NCS =The net change in the value of the Portfolio (exclusive of realized gains and losses onthe sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES = Per unit expenses of the Subaccount for the 7-day period.

UV = The unit value on the first day of the 7-day period.

  The yield on amounts held in the TCW Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TCW Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the TCW Money Market Portfolio, the types and quality of portfolio securities held by the TCW Money Market Portfolio and its operating expenses. For the seven days ended December 31, 1995, the yield of the TCW Money Market Subaccount was 2.99%, and the effective yield was 3.03%.

OTHER SUBACCOUNT YIELDS

  AUSA may from time to time advertise or disclose the current annualized yield of one or more of the Subaccounts of the Mutual Fund Account (except the TCW Money Market Subaccount) for 30-day periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Subaccount less Subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Subaccount include (i) the Administrative Charge and (ii) the Mortality and Expense Risk Charge. The 30-day yield is calculated according to the following formula:

               Yield = 2 x ((((NI -- ES)/(U x UV)) + 1)/6/ -- 1)

Where:
NI = Net investment income of the Subaccount for the 30-day period attributable to the Subaccount's unit.

ES = Expenses of the Subaccount for the 30-day period.

U =  The average number of units outstanding.

UV = The unit value at the close (highest) of the last day in the 30-day period.

  Because of the charges and deductions imposed by the Mutual Fund Account, the yield for a Subaccount of the Mutual Fund Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 7% to 0% of the amount of premium withdrawn based on the Policy Year since payment of the premium.

  The yield on amounts held in the Subaccounts of the Mutual Fund Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

  AUSA may from time to time also advertise or disclose total returns for one or more of the Subaccounts of the Mutual Fund Account for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

  Total returns will be calculated using Subaccount Unit Values which AUSA calculates on each Business Day based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge and the Administrative Charges. Total return calculations will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                P(1 + T)/n/ = ERV

Where:
T =  The average annual total return net of Subaccount recurring charges.

ERV =The ending redeemable value of the hypothetical account at the end of the period.

P =  A hypothetical initial payment of $1,000.

N =  The number of years in the period.

OTHER PERFORMANCE DATA

  AUSA may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%.

  AUSA may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Charge percentage will be 0%.

                              CTR = (ERV/P) -- 1

Where:
CTR =The cumulative total return net of Subaccount recurring charges for the period.

ERV =The ending redeemable value of the hypothetical investment at the end of the period.

P =  A hypothetical initial payment of $1,000.

  All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

                                 LEGAL MATTERS

  Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Policies has been provided to AUSA by Sutherland, Asbill & Brennan, of Washington D.C.

                             INDEPENDENT AUDITORS

  The Financial Statements of AUSA, at December 31, 1995 and 1994, and for each of the two years in the period ended December 31, 1995, and the Financial Statements of the AUSA Endeavor Variable Annuity Account at December 31, 1995, and for each of the two years in the period then ended, included in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, Des Moines, Iowa.

                               OTHER INFORMATION

  A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

  The values of the interest of Policy Owners in the Mutual Fund Account will be affected solely by the investment results of the selected Subaccount(s). Financial statements for the AUSA Endeavor Variable Annuity Account are contained herein. The Financial Statements of AUSA, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AUSA to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Mutual Fund Account.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors
  AUSA Life Insurance Company, Inc.

   We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. as of December 31, 1995 and 1994, and the statutory-basis statements of operations, changes in capital and surplus and cash flows for the years then ended. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. The variances between such practices and generally accepted accounting principles are described in Note 1. The effects of these variances have not been determined but we believe they are material.

   In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1995 and 1994, or the results of its operations or its cash flows for the years then ended.

   Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects information set forth therein.

                                          Ernst & Young LLP

Des Moines, Iowa
February 23, 1996

                       AUSA LIFE INSURANCE COMPANY, INC.

                        BALANCE SHEETS--STATUTORY BASIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             DECEMBER 31
                                                        ----------------------
                                                           1995        1994
                                                        ----------  ----------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments...................... $  112,379  $   89,532
  Bonds................................................  2,523,719   2,099,349
  Stocks:
    Preferred..........................................        236         236
    Common, at market (cost: $141 in 1995 and 1994)....        346         274
  Mortgage loans on real estate........................    768,424     862,352
  Real estate acquired in satisfaction of debt.........     29,333      10,485
  Policy loans.........................................         25          24
  Other invested assets................................        723         --
                                                        ----------  ----------
  Total cash and invested assets.......................  3,435,185   3,062,252
Accrued investment income..............................     51,281      47,156
Federal income taxes recoverable.......................         12          12
Receivable from affiliates.............................      1,932         --
Other assets...........................................      6,189       1,690
Separate account assets................................  4,249,345   2,907,674
                                                        ----------  ----------
  Total admitted assets................................ $7,743,944  $6,018,785
                                                        ==========  ==========
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life............................................... $      356  $      199
    Annuity............................................    122,145       7,572
    Accident and health................................      4,354         --
  Policy and contract claim reserves:
    Life...............................................          3           3
    Accident and health................................        152         --
  Other policyholders' funds...........................  2,991,630   2,761,658
  Remittances and items not allocated..................     24,147      16,763
  Asset valuation reserve..............................     35,160      25,552
  Interest maintenance reserve.........................      3,399       1,314
  Payable to affiliates................................        --        7,858
  Short-term note payable to affiliate.................     15,200       5,200
  Deferred income......................................     19,182      26,592
  Payable under assumption reinsurance agreement.......     73,546      85,612
  Other liabilities....................................     21,559       4,656
  Separate account liabilities.........................  4,230,472   2,891,976
                                                        ----------  ----------
  Total liabilities....................................  7,541,305   5,834,955
Commitments and contingencies
Capital and surplus:
  Common stock, $125 par value, 20 shares authorized,
   issued and outstanding..............................      2,500       2,500
  Paid-in surplus......................................    251,150     210,150
  Unassigned surplus (deficit).........................    (51,011)    (28,820)
                                                        ----------  ----------
  Total capital and surplus............................    202,639     183,830
                                                        ----------  ----------
  Total liabilities and capital and surplus............ $7,743,944  $6,018,785
                                                        ==========  ==========

                            See accompanying notes.

                       AUSA LIFE INSURANCE COMPANY, INC.

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                      YEAR ENDED DECEMBER 31
                                                      -------------------------
                                                          1995         1994
                                                      ------------  -----------
Revenues:
  Premiums and other considerations, net of
   reinsurance:
    Life............................................. $        180  $       10
    Annuity..........................................    1,107,020     426,329
    Accident and health..............................          213         --
  Net investment income..............................      268,678     254,539
  Amortization of interest maintenance reserve.......        1,987         158
  Commissions and expense allowances on reinsurance
   ceded.............................................        8,793      11,191
                                                      ------------  ----------
                                                         1,386,871     692,957
Benefits and expenses:
  Benefits paid or provided for:
    Life and accident and health benefits............          221           8
    Surrender benefits...............................      764,290     453,799
    Other benefits...................................        1,931         870
    Increase (decrease) in aggregate reserves for
     policies and contracts:
      Life...........................................          157          (1)
      Annuity........................................      114,209       2,722
      Accident and health............................          175         --
    Increase in liability for premium and other
     deposit type funds..............................      229,962      34,294
                                                      ------------  ----------
                                                         1,110,945     491,692
  Insurance expenses:
    Commissions......................................       83,579      91,312
    General insurance expenses.......................       63,316      57,207
    Taxes, licenses and fees.........................          421         131
    Transfers to separate accounts...................      139,912      63,209
    Other expenses...................................           11         --
                                                      ------------  ----------
                                                           287,239     211,859
                                                      ------------  ----------
                                                         1,398,184     703,551
                                                      ------------  ----------
Loss from operations before federal income taxes and
 net realized capital losses on investments..........      (11,313)    (10,594)
Federal income tax expense...........................          --          --
                                                      ------------  ----------
Loss from operations before net realized capital
 losses on investments...............................      (11,313)    (10,594)
Net realized capital losses on investments (net of
 amounts transferred to interest maintenance
 reserve)............................................       (3,432)       (928)
                                                      ------------  ----------
Net loss............................................. $    (14,745) $  (11,522)
                                                      ============  ==========

                            See accompanying notes.

                       AUSA LIFE INSURANCE COMPANY, INC.

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                          YEAR ENDED DECEMBER 31, 1995

                                                                       TOTAL
                                                ADDITIONAL UNASSIGNED CAPITAL
                                         COMMON  PAID-IN    SURPLUS     AND
                                         STOCK   CAPITAL   (DEFICIT)  SURPLUS
                                         ------ ---------- ---------- --------
Balance at January 1, 1994.............. $2,500  $210,150   $ (4,297) $208,353
  Net loss for 1994.....................    --        --     (11,522)  (11,522)
  Net unrealized capital losses.........    --        --         (35)      (35)
  Increase in non-admitted assets.......    --        --        (855)     (855)
  Increase in asset valuation reserve...    --        --     (12,809)  (12,809)
  Seed money contributed to separate
   account..............................    --        --     (15,000)  (15,000)
  Increase in surplus in separate
   account..............................    --        --      15,698    15,698
                                         ------  --------   --------  --------
Balance at December 31, 1994............  2,500   210,150    (28,820)  183,830
  Capital contribution..................    --     41,000        --     41,000
  Net loss for 1995.....................    --        --     (14,745)  (14,745)
  Net unrealized capital gains..........    --        --         172       172
  Increase in non-admitted assets.......    --        --         (61)      (61)
  Increase in asset valuation reserve...    --        --      (9,608)   (9,608)
  Surplus effect of reinsurance.........    --        --         (70)      (70)
  Redemption of separate account seed
   money................................    --        --      (1,000)   (1,000)
  Increase in surplus in separate
   account..............................    --        --       3,121     3,121
                                         ------  --------   --------  --------
Balance at December 31, 1995............ $2,500  $251,150   $(51,011) $202,639
                                         ======  ========   ========  ========


                            See accompanying notes.

                       AUSA LIFE INSURANCE COMPANY, INC.

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS
                             (DOLLARS IN THOUSANDS)

                                                       YEAR ENDED DECEMBER 31
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
SOURCES OF CASH
Premiums and other considerations, net of
 reinsurance.........................................  $ 1,116,102  $   438,260
Net investment income................................      265,966      246,801
                                                       -----------  -----------
                                                         1,382,068      685,061
Life and accident and health claims..................         (215)         (10)
Surrender benefits and other fund withdrawals........     (764,290)    (453,799)
Other benefits to policyholders......................       (1,931)        (868)
Commissions, other expenses and other taxes..........     (160,462)     (63,919)
Net transfers to separate accounts...................     (139,912)     (63,209)
Federal income taxes, excluding tax on capital gains.          --           (62)
Net increase in policy loans.........................           (1)          (6)
Increase in remittances and items not allocated......        7,384       10,340
                                                       -----------  -----------
Net cash provided by operations......................      322,641      113,528
Proceeds from investments sold, matured or repaid:
  Bonds..............................................      432,605      421,275
  Common stocks......................................          --         2,022
  Mortgage loans.....................................      138,243      189,421
  Real estate........................................        4,952           32
  Other, net.........................................            5          (48)
                                                       -----------  -----------
Total cash from investments..........................      575,805      612,702
Capital contribution.................................       41,000          --
Cash received in connection with a reinsurance
 transaction.........................................           38          --
Issuance of intercompany notes payable, net..........       10,000        5,200
Other sources........................................       22,224       14,695
                                                       -----------  -----------
Total sources of cash................................      971,708      746,125
APPLICATIONS OF CASH
Cost of investments acquired:
  Bonds..............................................      878,082    1,038,312
  Common stocks......................................          --            27
  Mortgage loans.....................................       54,140        1,544
  Other invested assets..............................          725          --
                                                       -----------  -----------
Total investments acquired...........................      932,947    1,039,883
Seed money contributed to separate accounts..........        1,000       15,000
Other applications...................................       14,914        4,229
                                                       -----------  -----------
Total applications of cash...........................      948,861    1,059,112
                                                       -----------  -----------
Net change in cash and short-term investments........       22,847     (312,987)
Cash and short-term investments at beginning of year.       89,532      402,519
                                                       -----------  -----------
Cash and short-term investments at end of year.......  $   112,379  $    89,532
                                                       ===========  ===========

                            See accompanying notes.

                       AUSA LIFE INSURANCE COMPANY, INC.

                NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)
                               DECEMBER 31, 1995

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Organization

  AUSA Life Insurance Company, Inc. ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA") which, in turn, is a wholly-owned subsidiary of AEGON USA ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation ("Dreyfus"), its entire interest in Dreyfus Life Insurance Company, a stock life insurance company. At the time of purchase, the Company had total assets and capital and surplus of approximately $17 million and $11 million, respectively. Effective September 27, 1993, Dreyfus Life Insurance Company changed its name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York ("MONY") to transfer certain group pension business of MONY to the Company.

  During 1995, the Board of Directors adopted a resolution calling for the merger of all the assets and liabilities of International Life Investors Insurance Company, an affiliate, into the Company. This merger is expected to occur in 1996.

 Financial Statements

  The accompanying financial statements present the condition of the Company at December 31, 1995 and 1994 and the results of its operations for the year ended December 31, 1995 and 1994. Results of operations for 1993 are not included, as the Company believes such data would not provide a meaningful comparison with respect to financial results after the date of the acquisition.

 Nature of Business

  The Company primarily sells group fixed and variable annuities. The Company is licensed in 44 states and the District of Columbia and is actively in the process of becoming licensed in all 50 states. Sales of the Company's products are primarily through brokers and agents.

 Basis of Presentation

  The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract reserves, guarantee fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

  The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding receivable or payable rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed;
(h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; and (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations. The effects of these variances have not been determined by the Company.

  The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

 Cash and Cash Equivalents

  For purposes of the statement of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

 Investments

  Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement, described earlier, were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks, which may include shares of mutual funds (money market and other), are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

  Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

  Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1995 and 1994, the Company excluded investment income due and accrued of $183 and $774, respectively, with respect to such practices.

  MONY entered into foreign exchange interest rate swap agreements to modify the interest characteristics of certain of its outstanding fixed maturity securities from a fixed rate in a foreign currency to a fixed rate in U. S. Dollars prior to the reinsurance assumption agreement. These agreements were assigned to the Company in connection with the reinsurance assumption agreement. The interest rate swap agreements involve the exchange of a fixed rate in a foreign currency for fixed rate interest payments in U. S. Dollars over the life of the agreement without an exchange of the underlying principal amount of $32,500 at December 31, 1995 and 1994. The differential to be paid or received is accrued as incurred and recognized as an adjustment to interest related to the underlying fixed maturity. The related amount payable to or receivable from counterparties is included in other liabilities or assets. The fair values of the swap agreements are not recognized in the financial statements.

  Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note
4) are returned to Mutual of New York at the time of realization pursuant to the agreement.

 Aggregate Policy Reserves

  Life and annuity benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

  The aggregate policy reserves for life insurance policies are based principally upon the 1941 and 1958 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 4.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods.

  Deferred annuity and other policyholders' funds reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.50 to
7.50 percent and mortality rates, where appropriate, from a variety of tables.

  Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

 Policy and Contract Claim Reserves

  Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

 Separate Account

  Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders. The Company received separate account premiums of $536,128 and $180,789 in 1995 and 1994, respectively. The assets in the separate accounts for the variable annuities and participating annuities are held at a market value of $3,650,091 and $2,398,125 for the years ended December 31, 1995 and 1994, respectively.

  The separate account assets in the fixed government accounts and stable fund accounts are carried at an amortized cost of $599,254 and $509,549 for the years ended December 31, 1995 and 1994, respectively.

 Reclassifications

  Certain reclassifications have been made to the 1994 financial statements to conform to the 1995 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

  Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.

In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    Cash and cash equivalents, short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

    Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices and are recognized in the statutory-basis balance sheet.

    Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

    Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

    Interest rate swap: Estimated fair value of the foreign currency interest rate swap is based upon the pricing differential for similar swap agreements. The fair value of the interest rate swap has been included with the fair value of the underlying fixed maturities.

  Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

  The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS No.107 and No. 119:

                                             DECEMBER 31
                             -------------------------------------------
                                     1995                  1994
                             --------------------- ---------------------
                              CARRYING              CARRYING
                               VALUE    FAIR VALUE   VALUE    FAIR VALUE
                             ---------- ---------- ---------- ----------
   ADMITTED ASSETS
   Bonds...................  $2,523,719 $2,605,786 $2,099,349 $1,976,667
   Preferred stocks........         236        180        236        162
   Common stock............         346        346        274        274
   Mortgage loans on real
    estate.................     768,424    806,395    862,352    851,352
   Policy loans............          25         25         24         24
   Cash and short-term
    investments............     112,379    112,379     89,532     89,532
   Separate account assets.   4,249,345  4,261,843  2,907,674  2,876,170
   LIABILITIES
   Investment contract
    liabilities............   3,113,766  3,077,557  2,771,701  2,685,570
   Separate account
    annuities..............   4,237,983  4,219,281  2,886,836  2,841,006

3. INVESTMENTS

  The carrying value and estimated market value of investments in debt securities were as follows:

                                                 GROSS      GROSS    ESTIMATED
                                     CARRYING  UNREALIZED UNREALIZED    FAIR
                                      VALUE      GAINS      LOSSES     VALUE
                                    ---------- ---------- ---------- ----------
   DECEMBER 31, 1995
   Bonds:
     United States Government and
      agencies..................... $   81,460  $ 1,010    $     21  $   82,449
     State, municipal and other
      government...................     20,584      871          14      21,441
     Public utilities..............    169,422    3,105         498     172,029
     Industrial and miscellaneous..  1,482,600   51,205       7,727   1,526,078
     Mortgage-backed securities....    769,653   36,675       2,539     803,789
                                    ----------  -------    --------  ----------
                                     2,523,719   92,866      10,799   2,605,786
   Preferred stocks................        236      --           56         180
                                    ----------  -------    --------  ----------
                                    $2,523,955  $92,866    $ 10,855  $2,605,966
                                    ==========  =======    ========  ==========
   DECEMBER 31, 1994
   Bonds:
     United States Government and
      agencies..................... $  101,024  $   247    $  7,604  $   93,667
     State, municipal and other
      government...................     23,270      --        1,903      21,367
     Public utilities..............    162,527       15      14,017     148,525
     Industrial and miscellaneous..  1,448,647    3,569      82,144   1,370,072
     Mortgage-backed securities....    363,881      377      21,222     343,036
                                    ----------  -------    --------  ----------
                                     2,099,349    4,208     126,890   1,976,667
   Preferred stocks................        236      --           74         162
                                    ----------  -------    --------  ----------
                                    $2,099,585  $ 4,208    $126,964  $1,976,829
                                    ==========  =======    ========  ==========

  The carrying value and estimated market value of bonds at December 31, 1995, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           CARRYING  ESTIMATED
                                                            VALUE    FAIR VALUE
                                                          ---------- ----------
   Due in one year or less............................... $   62,034 $   62,250
   Due after one year through five years.................    795,601    808,309
   Due after five years through ten years................    773,886    809,464
   Due after ten years...................................    122,545    121,974
                                                          ---------- ----------
                                                           1,754,066  1,801,997
   Mortgage-backed securities............................    769,653    803,789
                                                          ---------- ----------
                                                          $2,523,719 $2,605,786
                                                          ========== ==========

  A detail of net investment income is presented below:

                                                                DECEMBER 31
                                                             ------------------
                                                               1995      1994
                                                             --------  --------
   Interest on bonds and notes.............................. $180,500  $145,612
   Mortgage loans...........................................   98,653   117,859
   Real estate..............................................    2,400       322
   Dividends on equity investments..........................       19        51
   Interest on policy loans.................................        1         1
   Other investment loss....................................   (3,927)   (2,458)
                                                             --------  --------
   Gross investment income..................................  277,646   261,387
   Investment expenses......................................    8,968     6,848
                                                             --------  --------
   Net investment income.................................... $268,678  $254,539
                                                             ========  ========

  Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                                DECEMBER 31
                                                             ------------------
                                                               1995      1994
                                                             --------  --------
   Proceeds................................................. $432,605  $421,275
                                                             ========  ========
   Gross realized gains..................................... $  7,214  $  7,643
   Gross realized losses....................................   13,407    13,681
                                                             --------  --------
   Net realized losses...................................... $ (6,193) $ (6,038)
                                                             ========  ========

  At December 31, 1995, investments with an aggregate carrying value of $2,089 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

  Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                 REALIZED
                                                              ----------------
                                                                YEAR ENDED
                                                                DECEMBER 31
                                                              ----------------
                                                               1995     1994
                                                              -------  -------
   Debt securities........................................... $(6,193) $(6,038)
   Short-term investments....................................       2      (48)
   Mortgage loans on real estate.............................  (3,650)   1,067
   Real estate...............................................    (628)     --
   Other invested assets.....................................  11,109    5,412
                                                              -------  -------
                                                                  640      393
   Tax effect................................................     --       --
   Transfer to interest maintenance reserve..................  (4,072)  (1,321)
                                                              -------  -------
   Total realized losses..................................... $(3,432) $  (928)
                                                              =======  =======

                                                                  CHANGE IN
                                                                  UNREALIZED
                                                                 -------------
                                                                  YEAR ENDED
                                                                 DECEMBER 31
                                                                 -------------
                                                                  1995   1994
                                                                 ------  -----
   Debt securities.............................................. $(750)  $ --
   Equity securities............................................    72    (35)
                                                                 -----   ----
   Change in unrealized depreciation............................ $(678)  $(35)
                                                                 =====   ====

   Gross unrealized gains and gross unrealized losses on equity securities at December 31, 1995 were as follows:

                                                                     YEAR ENDED
                                                                     DECEMBER 31
                                                                     -----------
                                                                     1995   1994
                                                                     ----   ----
   Unrealized gains................................................. $205   $133
   Unrealized losses................................................  --     --
                                                                     ----   ----
   Net unrealized gains............................................. $205   $133
                                                                     ====   ====

   During 1995, the Company issued mortgage loans with interest rates ranging from 7.41% to 9.86%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 86%. Mortgage loans with a carrying value of $13,780 were non-income producing for the previous twelve months. Accrued interest of $150 related to these mortgage loans was excluded from investment income. The Company refinanced the mortgage loans of two properties with an aggregate carrying value of $23,378 to reduce the interest rates, as a result of the current interest rate environment. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

   During 1995 and 1994, there were $14,264 and $10,587, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 1995 and 1994, the Company held a mortgage loan loss reserve in the asset valuation reserve of $9,921 and $9,061, respectively.

   At December 31, 1995, the mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

   GEOGRAPHIC DISTRIBUTION            PROPERTY TYPE DISTRIBUTION
-----------------------------        -----------------------------
South Atlantic.......... 31.1%       Retail.................. 36.7%
E. North Central........ 20.7        Office.................. 33.2
Mountain................ 15.6        Apartment............... 17.2
New England............. 11.5        Other................... 10.4
W. North Central........  9.8        Industrial..............  2.5
W. South Central........  8.3
Pacific.................  3.0

  At December 31, 1995, the Company had the following investments, excluding U.S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

                                                                        CARRYING
   DESCRIPTION OF SECURITY                                               VALUE
   -----------------------                                              --------
   Bonds:
     Falcon Telecable.................................................. $44,370
     Connecticut National Bank.........................................  36,220
     Green Tree Financial Corporation..................................  35,831
     Standard Credit Card..............................................  32,629
     PSEG Capital......................................................  28,783
     Chemical Banking..................................................  26,166
     Triax Association.................................................  25,000

4. REINSURANCE

  The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

  Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                                                              1995       1994
                                                           ----------  --------
   Direct premiums........................................ $1,105,029  $295,678
   Reinsurance assumed....................................     35,847   130,665
   Reinsurance ceded......................................    (33,463)       (4)
                                                           ----------  --------
   Net premiums earned.................................... $1,107,413  $426,339
                                                           ==========  ========

  The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1995 and 1994 of $32,948 and $0, respectively.

  On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby, all of the general account liabilities were novated to the Company from MONY as state approvals were received.

  In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that exist at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 1995 and 1994, the Company owed MONY $73,546 and $85,612, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years.

  In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature in nine years.

  AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new pension business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

  On October 1, 1995, the Company entered into a reinsurance agreement with a non-affiliate. As a result, the Company received $4,242 of assets, including $38 of cash and $4,312 of liabilities. The difference between the assets and the liabilities of $70 was charged directly to unassigned surplus.

5. INCOME TAXES

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to loss from operations before taxes and realized capital losses for the following reasons:

                                                                 YEAR ENDED
                                                                 DECEMBER 31
                                                               ----------------
                                                                1995     1994
                                                               -------  -------
   Computed tax benefit at federal statutory rate (35%)....... $(3,959) $(3,708)
   Tax reserve adjustment.....................................     184      121
   Deferred acquisition cost-- tax basis......................     596        6
   Carryforward of current year operating loss................   3,351    3,460
   Other items--net...........................................    (172)     121
                                                               -------  -------
   Federal income tax expense................................. $   --   $   --
                                                               =======  =======

  Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($800 at December 31, 1995). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $280.

  At December 31, 1995, the Company had net operating loss carryforwards of approximately $19,400 which expire through 2010.

6. POLICY AND CONTRACT ATTRIBUTES

  A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                         DECEMBER 31, 1995
                                                    ---------------------------
                                                      AMOUNT   PERCENT OF TOTAL
                                                    ---------- ----------------
   Subject to discretionary withdrawal with market
    value adjustment............................... $  506,683       16.1%
   Subject to discretionary withdrawal at book
    value less surrender charge....................  1,892,739       60.1%
   Subject to discretionary withdrawal at market
    value..........................................          2        0.0%
   Subject to discretionary withdrawal at book
    value (minimal or no charges or adjustments)...    523,843       16.7%
   Not subject to discretionary withdrawal
    provision......................................    223,617        7.1%
                                                    ----------      -----
                                                     3,146,884      100.0%
   Less reinsurance ceded..........................     32,948
                                                    ----------
   Total policy reserves on annuities and deposit
    fund liabilities............................... $3,113,936
                                                    ==========

  Separate and variable account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, are summarized as follows:

                                                    DECEMBER 31, 1995
                                           ------------------------------------
                                           GUARANTEED NON-GUARANTEED
                                            SEPARATE     SEPARATE
                                            ACCOUNT      ACCOUNT       TOTAL
                                           ---------- -------------- ----------
   Subject to discretionary withdrawal
    with market value adjustment.......... $  290,684   $      --    $  290,684
   Subject to discretionary withdrawal at
    book value less surrender charge......    280,770          --       280,770
   Subject to discretionary withdrawal at
    market value..........................     97,049    1,492,670    1,589,719
   Not subject to discretionary
    withdrawal............................  2,076,810          --     2,076,810
                                           ----------   ----------   ----------
                                           $2,745,313   $1,492,670   $4,237,983
                                           ==========   ==========   ==========

  At December 31, 1995 and 1994, the Company had insurance in force aggregating $52 and $65, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa.

7. DIVIDEND RESTRICTIONS

  Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities. The Company is not entitled to pay out any dividends in 1996 without prior approval.

8. RETIREMENT AND COMPENSATION PLANS

  The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company was allocated no pension expense for the years ended December 31, 1995 and 1994. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

  The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated no expense for the years ended December 31, 1995 and 1994.

  AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

  In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company was allocated no expense for the years ended December 31, 1995 and 1994.

9. RELATED PARTY TRANSACTIONS

  In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

  The Company is allocated administrative and benefit expenses from the parent for employee related costs, as all employees are considered employees of the parent, not employees of the Company.

  The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1995 and 1994, the Company paid $2,212 and $0, respectively, for these services, which approximates their costs to the affiliates.

  Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rates ranging from 5.00% to 5.85% at December 31, 1995. During 1995 and 1994, the Company paid interest of $193 and $43, respectively, to affiliates.

10. COMMITMENTS AND CONTINGENCIES

  The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

  The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus. Assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY. The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. The guaranty fund expense was $15 and $0 for the years ended December 31, 1995 and 1994, respectively.

                                                                     SCHEDULE I

                       AUSA LIFE INSURANCE COMPANY, INC.

                      SUMMARY OF INVESTMENTS--OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1995

                                                               AMOUNT AT WHICH
                                                      MARKET     SHOWN IN THE
           TYPE OF INVESTMENT              COST(1)     VALUE   BALANCE SHEET(2)
           ------------------             ---------- --------- ----------------
FIXED MATURITIES
Bonds:
  United States Government and government
   agencies and authorities.............. $  499,932 $ 517,318    $  499,232
  States, municipalities and political
   subdivisions..........................      5,068     5,444         5,062
  Foreign governments....................     15,980    15,996        15,522
  Public utilities.......................    172,286   172,029       169,422
  All other corporate bonds..............  1,853,621 1,894,999     1,834,481
Redeemable preferred stock...............        236       180           236
                                          ---------- ---------    ----------
Total fixed maturities...................  2,547,123 2,605,966     2,523,955
EQUITY SECURITIES
Common stocks--industrial, miscellaneous
 and all other...........................        141       346           346
                                          ---------- ---------    ----------
Total equity securities..................        141       346           346
Mortgage loans on real estate............    768,424                 768,424
Real estate..............................     29,333                  29,333
Policy loans.............................         25                      25
Cash and short-term investments..........    112,379                 112,379
                                          ----------              ----------
Total investments........................ $3,457,425              $3,434,462
                                          ==========              ==========

--------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2) Amounts differ from cost as certain bonds have been adjusted to reflect other than temporary declines in value charged to surplus, as prescribed by the NAIC.

                                                                    SCHEDULE III

                       AUSA LIFE INSURANCE COMPANY, INC.

                      SUPPLEMENTARY INSURANCE INFORMATION
                             (DOLLARS IN THOUSANDS)

                                              FUTURE POLICY          POLICY AND
                                              BENEFITS AND  UNEARNED  CONTRACT
                                                EXPENSES    PREMIUMS LIABILITIES
                                              ------------- -------- -----------
YEAR ENDED DECEMBER 31, 1995
Individual life..............................   $    354      $--       $  3
Individual health............................      4,021       333       152
Group life and health........................          2       --        --
Annuity......................................    122,145       --        --
                                                --------      ----      ----
                                                $126,522      $333      $155
                                                ========      ====      ====
DECEMBER 31, 1994
Individual life..............................   $    197      $--       $  3
Individual health............................        --        --        --
Group life and health........................          2       --        --
Annuity......................................      7,572       --        --
                                                --------      ----      ----
                                                $  7,771      $--       $  3
                                                ========      ====      ====

                  NET            BENEFITS, CLAIMS           OTHER
 PREMIUM       INVESTMENT           LOSSES AND            OPERATING        PREMIUMS
 REVENUE         INCOME         SETTLEMENT EXPENSES       EXPENSES         WRITTEN
 -------       ----------       -------------------       ---------       ----------
$      180      $     47            $        4            $      4        $      --
       213            85                   386                  62               --
       --            --                    --                  --                195
 1,107,020       268,546             1,110,555             287,173         1,606,197
----------      --------            ----------            --------        ----------
$1,107,413      $268,678            $1,110,945            $287,239        $1,606,392
==========      ========            ==========            ========        ==========
$       10      $     19            $        5            $      2        $      --
       --            --                    --                  --                --
       --            --                    --                  --                --
   426,329       254,520               491,686             211,857           426,329
----------      --------            ----------            --------        ----------
$  426,339      $254,539            $  491,691            $211,859        $  426,329
==========      ========            ==========            ========        ==========

                                                                    SCHEDULE IV

                       AUSA LIFE INSURANCE COMPANY, INC.

                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

                                                ASSUMED             PERCENTAGE
                                     CEDED TO    FROM               OF AMOUNT
                            GROSS      OTHER     OTHER      NET      ASSUMED
                            AMOUNT   COMPANIES COMPANIES   AMOUNT     TO NET
                          ---------- --------- --------- ---------- ----------
YEAR ENDED DECEMBER 31,
 1995
Life insurance in force.. $      629  $   150  $     --  $      479     -- %
                          ==========  =======  ========  ==========    ====
Premiums:
  Individual life........ $      184  $     4  $     --  $      180     -- %
  Individual health......        --       --        --          --      --
  Group life and health..        --       --        --          --      --
  Annuity................  1,105,029   33,459    35,847   1,107,233       3
                          ----------  -------  --------  ----------    ----
                          $1,104,845  $33,463  $ 35,847  $1,107,413       3%
                          ==========  =======  ========  ==========    ====
YEAR ENDED DECEMBER 31,
 1994
Life insurance in force.. $      681  $   150  $     --  $      531     -- %
                          ==========  =======  ========  ==========    ====
Premiums:
  Individual life........ $       14  $     4  $     --  $       10     -- %
  Individual health......        --       --        --          --      --
  Group life and health..        --       --        --          --      --
  Annuity................    295,664      --    130,665     426,329      31
                          ----------  -------  --------  ----------    ----
                          $  295,678  $     4  $130,665  $  426,339      31%
                          ==========  =======  ========  ==========    ====

                  THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Contract Owners of
 The AUSA Endeavor Variable Annuity Account,
 AUSA Life Insurance Company, Inc.:

  We have audited the accompanying balance sheet of The AUSA Endeavor Variable Annuity Account, formerly the ILI Endeavor Variable Annuity Account, (comprising, respectively, the Money Market, Managed Asset Allocation, T. Rowe Price International Stock, formerly Global Growth, Quest for Value Equity, Quest for Value Small Cap, U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock and Growth subaccounts) as of December 31, 1995, and the related statements of operations and changes in contract owners' equity for the periods indicated therein. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1995 by correspondence with the mutual funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting The AUSA Endeavor Variable Annuity Account at December 31, 1995, and the results of their operations and changes in their contract owners' equity for the periods indicated therein in conformity with generally accepted accounting principles.

                                    Ernst & Young LLP

Des Moines, Iowa
February 6, 1996

                   THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                                 BALANCE SHEET
                               DECEMBER 31, 1995

                                                                       MANAGED
                                                             MONEY      ASSET
                                                             MARKET   ALLOCATION
                                                  TOTAL    SUBACCOUNT SUBACCOUNT
                                                ---------- ---------- ----------
ASSETS
Investments in mutual funds, at current market
 value:
  Endeavor Series Trust--Money Market
   Portfolio
   302,444.300 shares @ $1.00 (cost
   $302,444)..................................  $  302,444  302,444        --
  Endeavor Series Trust--Managed Asset
   Allocation Portfolio 58,916.896 shares
   @ $16.28 (cost $849,657)...................     959,167      --     959,167
  Endeavor Series Trust--T. Rowe Price
   International Stock Portfolio 65,430.721
   shares @ $12.19 (cost $775,306)............     797,600      --         --
  Endeavor Series Trust--Quest for Value
   Equity Portfolio 53,374.980 shares @ $14.23
   (cost $699,422)............................     759,526      --         --
  Endeavor Series Trust--Quest for Value Small
   Cap Portfolio 52,866.272 shares @ $12.22
   (cost $600,276)............................     646,026      --         --
  Endeavor Series Trust--U.S. Government
   Securities Portfolio 20,217.241 shares
   @ $11.39 (cost $224,556)...................     230,274      --         --
  Endeavor Series Trust--T. Rowe Price Equity
   Income Portfolio 28,963.239 shares @ $13.05
   (cost $356,632)............................     377,970      --         --
  Endeavor Series Trust--T. Rowe Price Growth
   Stock Portfolio 18,704.168 shares @ $13.72
   (cost $240,718)............................     256,621      --         --
  WRL Series Fund, Inc.--Growth Portfolio
   44,885.227 shares @ $31.660740 (cost
   $1,347,228)................................   1,421,100      --         --
                                                ----------  -------    -------
  Total investments in mutual funds...........   5,750,728  302,444    959,167
                                                ----------  -------    -------
  Total Assets................................  $5,750,728  302,444    959,167
                                                ==========  =======    =======
LIABILITIES AND CONTRACT OWNERS' EQUITY
Liabilities:
  Contract terminations payable...............  $      255       46         26
                                                ----------  -------    -------
  Total Liabilities...........................         255       46         26
Contract Owners' Equity:
  Deferred annuity contracts terminable by
   owners (Notes 2 and 5).....................   5,750,473  302,398    959,141
                                                ----------  -------    -------
                                                $5,750,728  302,444    959,167
                                                ==========  =======    =======

                See accompanying Notes to Financial Statements.

T. ROWE PRICE    QUEST      QUEST       U.S.    T. ROWE PRICE T. ROWE PRICE
INTERNATIONAL  FOR VALUE  FOR VALUE  GOVERNMENT    EQUITY        GROWTH
    STOCK        EQUITY   SMALL CAP  SECURITIES    INCOME         STOCK       GROWTH
 SUBACCOUNT    SUBACCOUNT SUBACCOUNT SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------  ---------- ---------- ---------- ------------- ------------- ----------
       --           --         --         --           --            --           --
       --           --         --         --           --            --           --
   797,600          --         --         --           --            --           --
       --       759,526        --         --           --            --           --
       --           --     646,026        --           --            --           --
       --           --         --     230,274          --            --           --
       --           --         --         --       377,970           --           --
       --           --         --         --           --        256,621          --
       --           --         --         --           --            --     1,421,100
   -------      -------    -------    -------      -------       -------    ---------
   797,600      759,526    646,026    230,274      377,970       256,621    1,421,100
   -------      -------    -------    -------      -------       -------    ---------
   797,600      759,526    646,026    230,274      377,970       256,621    1,421,100
   =======      =======    =======    =======      =======       =======    =========
        13           19         23          4           11             9          104
   -------      -------    -------    -------      -------       -------    ---------
        13           19         23          4           11             9          104
   797,587      759,507    646,003    230,270      377,959       256,612    1,420,996
   -------      -------    -------    -------      -------       -------    ---------
   797,600      759,526    646,026    230,274      377,970       256,621    1,421,100
   =======      =======    =======    =======      =======       =======    =========

                   THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                            STATEMENT OF OPERATIONS
                 YEAR ENDED DECEMBER 31, 1995, EXCEPT AS NOTED

                                                                       MONEY
                                                                       MARKET
                                                            TOTAL    SUBACCOUNT
                                                           --------  ----------
NET INVESTMENT INCOME (LOSS)
Income:
    Dividends............................................. $168,612     4,279
Expenses (Note 4):
    Administration Fee....................................    2,205        70
    Mortality and expense risk charge.....................   39,312     1,104
                                                           --------   -------
       Net investment income (loss).......................  127,095     3,105
                                                           --------   -------
NET REALIZED AND UNREALIZED CAPITAL GAIN FROM INVESTMENTS
Net realized capital gain (loss) from sales of
 investments:
    Proceeds from sales...................................  764,926   149,327
    Cost of investments sold..............................  733,060   149,327
                                                           --------   -------
Net realized capital gain (loss) from sales of
 investments..............................................   31,866       --
                                                           --------   -------
Net change in unrealized appreciation/depreciation of
 investments:
  Beginning of the period.................................  (72,254)      --
  End of the period.......................................  354,489       --
                                                           --------   -------
      Net change in unrealized appreciation/depreciation
       of investments.....................................  426,743       --
                                                           --------   -------
      Net realized and unrealized capital gain from
       investments........................................  458,609       --
                                                           --------   -------
INCREASE FROM OPERATIONS.................................. $585,704     3,105
                                                           ========   =======

(1) Period from June 16, 1995 (commencement of operations) to December 31, 1995
(2) Period from June 28, 1995 (commencement of operations) to December 31, 1995
(3) Period from April 28, 1995 (commencement of operations) to December 31,
    1995





                See accompanying Notes to Financial Statements.

 MANAGED    T. ROWE PRICE   QUEST      QUEST        U.S.      T. ROWE PRICE T. ROWE PRICE
  ASSET     INTERNATIONAL FOR VALUE  FOR VALUE   GOVERNMENT      EQUITY        GROWTH
ALLOCATION      STOCK       EQUITY   SMALL CAP   SECURITIES      INCOME         STOCK       GROWTH
SUBACCOUNT   SUBACCOUNT   SUBACCOUNT SUBACCOUNT SUBACCOUNT/1/ SUBACCOUNT/2/ SUBACCOUNT/3/ SUBACCOUNT
----------  ------------- ---------- ---------- ------------- ------------- ------------- ----------
  10,741         9,218       1,199      8,097          52           294            37      134,695
     658           364         174        251         --            --            --           688
  10,013         6,196       4,009      5,560         710           996           967        9,757
 -------       -------      ------    -------      ------        ------        ------      -------
      70         2,658      (2,984)     2,286        (658)         (702)         (930)     124,250
 -------       -------      ------    -------      ------        ------        ------      -------
 123,035       104,421      53,908    124,482      50,497        52,973         5,852      100,431
 119,969       109,820      41,468    121,345      49,695        50,009         5,042       86,385
 -------       -------      ------    -------      ------        ------        ------      -------
   3,066        (5,399)     12,440      3,137         802         2,964           810       14,046
 -------       -------      ------    -------      ------        ------        ------      -------
 (17,019)      (23,084)      1,856       (137)        --            --            --       (33,870)
 109,510        22,294      60,104     45,750       5,718        21,338        15,903       73,872
 -------       -------      ------    -------      ------        ------        ------      -------
 126,529        45,378      58,248     45,887       5,718        21,338        15,903      107,742
 -------       -------      ------    -------      ------        ------        ------      -------
 129,595        39,979      70,688     49,024       6,520        24,302        16,713      121,788
 -------       -------      ------    -------      ------        ------        ------      -------
 129,665        42,637      67,704     51,310       5,862        23,600        15,783      246,038
 =======       =======      ======    =======      ======        ======        ======      =======

                   THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
            YEARS ENDED DECEMBER 31, 1995 AND 1994, EXCEPT AS NOTED

                                                                         MANAGED        T. ROWE PRICE
                                                       MONEY              ASSET         INTERNATIONAL
                                                       MARKET          ALLOCATION           STOCK
                                   TOTAL             SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                            --------------------  -----------------  ----------------  ----------------
                               1995      1994       1995    1994/1/   1995     1994     1995     1994
                            ---------- ---------  --------  -------  -------  -------  -------  -------
OPERATIONS
Net investment income
 (loss)...................    $127,095   (11,336)    3,105      424       70   (3,641)   2,658   (4,028)
Net realized capital gain
 (loss)...................      31,866    (2,536)      --       --     3,066   (1,317)  (5,399)      78
Net change in unrealized
 appreciation/depreciation
 of investments...........     426,743   (72,009)      --       --   126,529  (17,283)  45,378  (23,321)
                            ---------- ---------  --------  -------  -------  -------  -------  -------
Increase (decrease) from
 operations...............     585,704   (85,881)    3,105      424  129,665  (22,241)  42,637  (27,271)
                            ---------- ---------  --------  -------  -------  -------  -------  -------
CONTRACT TRANSACTIONS
Net contract purchase
 payments.................   3,101,963 1,676,100   364,210   75,106  171,807  527,169  414,317  378,543
Transfer payments from
 (to) other subaccounts or
 general account..........     359,061    45,761  (120,602) (19,845) 123,270   12,015  (11,421)  12,264
Contract terminations,
 withdrawals, and other
 deductions...............   (116,242)    (8,786)      --       --   (36,468)  (6,310) (27,021)  (1,238)
                            ---------- ---------  --------  -------  -------  -------  -------  -------
Increase from contract
 transactions.............   3,344,782 1,713,075   243,608   55,261  258,609  532,874  375,875  389,569
                            ---------- ---------  --------  -------  -------  -------  -------  -------
Net increase in contract
 owners' equity...........   3,930,486 1,627,194   246,713   55,685  388,274  510,633  418,512  362,298
                            ---------- ---------  --------  -------  -------  -------  -------  -------
CONTRACT OWNERS' EQUITY
Beginning of period.......   1,819,987   192,793    55,685      --   570,867   60,234  379,075   16,777
                            ---------- ---------  --------  -------  -------  -------  -------  -------
End of period.............  $5,750,473 1,819,987   302,398   55,685  959,141  570,867  797,587  379,075
                            ========== =========  ========  =======  =======  =======  =======  =======

(1) Period from March 17, 1994 (commencement of operations) to December 31,
    1994
(2) Period from June 16, 1995 (commencement of operations) to December 31, 1995
(3) Period from June 28, 1995 (commencement of operations) to December 31, 1995
(4) Period from April 28, 1995 (commencement of operations) to December 31,
    1995

                See accompanying Notes to Financial Statements.

     QUEST             QUEST           U.S.    T. ROWE PRICE T. ROWE PRICE
   FOR VALUE         FOR VALUE      GOVERNMENT    EQUITY        GROWTH
    EQUITY           SMALL CAP      SECURITIES    INCOME         STOCK           GROWTH
  SUBACCOUNT         SUBACCOUNT     SUBACCOUNT  SUBACCOUNT    SUBACCOUNT       SUBACCOUNT
----------------  ----------------  ---------- ------------- ------------- ------------------
 1995     1994      1995    1994     1995/2/      1995/3/       1995/4/      1995      1994
-------  -------  -------- -------  ---------- ------------- ------------- --------- --------
 (2,984)    (628)    2,286  (2,828)     (658)        (702)         (930)     124,250     (635)
 12,440       18     3,137   (519)       802        2,964           810       14,046    (796)
 58,248    1,853    45,887   (166)     5,718       21,338        15,903      107,742 (33,092)
-------  -------  -------- -------   -------      -------       -------    --------- --------
 67,704    1,243    51,310 (3,513)     5,862       23,600        15,783      246,038 (34,523)
-------  -------  -------- -------   -------      -------       -------    --------- --------
452,866   96,333   337,487 282,278   223,574      269,068       203,721      664,913  316,671
138,439    1,925   (3,930)   4,475       834       86,340        38,125      108,006   34,927
 (2,005)     --   (23,639)     --        --        (1,049)       (1,017)    (25,043)  (1,238)
-------  -------  -------- -------   -------      -------       -------    --------- --------
589,300   98,258   309,918 286,753   224,408      354,359       240,829      747,876  350,360
-------  -------  -------- -------   -------      -------       -------    --------- --------
657,004   99,501   361,228 283,240   230,270      377,959       256,612      993,914  315,837
-------  -------  -------- -------   -------      -------       -------    --------- --------
102,503    3,002   284,775   1,535       --           --            --       427,082  111,245
-------  -------  -------- -------   -------      -------       -------    --------- --------
759,507  102,503   646,003 284,775   230,270      377,959       256,612    1,420,996  427,082
=======  =======  ======== =======   =======      =======       =======    ========= ========

                  THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization--Effective January 1, 1995, AUSA Life Insurance Company, Inc. assumed the Endeavor Variable Annuity policies issued by International Life Investors Insurance Company, another indirect, wholly-owned subsidiary of AEGON USA, Inc. In conjunction with this assumption, the AUSA Endeavor Variable Annuity Account ("Mutual Fund Account") commenced operations on January 1, 1995. On that same day, all the assets and liabilities of the ILI Endeavor Variable Annuity Account were merged into the Mutual Fund Account. The Mutual Fund Account is a segregated investment account of AUSA Life Insurance Company, Inc. ("AUSA Life"), an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AUSA"), a holding company. AUSA is an indirect, wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands.

  The T. Rowe Price Equity Income, the U.S. Government Securities, the T. Rowe Price Growth Stock, and the Money Market subaccounts, as part of the Mutual Fund Account, commenced operations on June 28, 1995, June 16, 1995, April 28, 1995, and March 17, 1994, respectively. Effective March 24, 1995, the names of the Global Growth Portfolio and Global Growth Subaccount were changed to T. Rowe Price International Stock Portfolio and T. Rowe Price International Stock Subaccount, respectively. The investment objective of the portfolio was changed from investment on a global basis to investment on an international basis (i.e. in non-U.S. companies). The investment adviser of the Endeavor Series Trust is Endeavor Investment Advisers, a general partnership between Endeavor Management Co. and AUSA Financial Markets Inc., an affiliate of AUSA Life. The investment advisor for the WRL Series Fund, Inc. is Western Reserve Life Assurance Co. of Ohio, an affiliate of AUSA Life.

  The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.

  Investments--Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Endeavor Series Trust, and the Growth Portfolio of the WRL Series Fund, Inc. (collectively the "Series Funds"), as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 1995.

  Realized capital gains and losses from sale of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

  Dividend Income--Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

2. CONTRACT OWNERS' EQUITY

  A summary of deferred annuity contracts terminable by owners at December 31, 1995 follows:

                                       ACCUMULATION ACCUMULATION     TOTAL
     SUBACCOUNT                        UNITS OWNED   UNIT VALUE  CONTRACT VALUE
     ----------                        ------------ ------------ --------------
     Money Market..................... 271,034.756   $ 1.115718    $  302,398
     Managed Asset Allocation......... 607,869.454     1.577873       959,141
     T. Rowe Price International
      Stock........................... 681,093.799     1.171039       797,587
     Quest for Value Equity........... 547,233.586     1.387903       759,507
     Quest for Value Small Cap........ 535,283.029     1.206843       646,003
     U.S. Government Securities....... 204,813.593     1.124292       230,270
     T. Rowe Price Equity Income...... 293,619.530     1.287240       377,959
     T. Rowe Price Growth Stock....... 189,613.999     1.353339       256,612
     Growth...........................  97,436.321    14.583843     1,420,996
                                                                   ----------
                                                                   $5,750,473
                                                                   ==========

   A summary of changes in contract owners' account units follows:

                                                 T. ROWE                                   T. ROWE  T. ROWE
                                    MANAGED       PRICE       QUEST     QUEST      U.S.     PRICE    PRICE
                          MONEY      ASSET    INTERNATIONAL FOR VALUE FOR VALUE GOVERNMENT  EQUITY   GROWTH
                          MARKET   ALLOCATION     STOCK      EQUITY   SMALL CAP SECURITIES  INCOME   STOCK    GROWTH
                         SUBACCT.   SUBACCT.    SUBACCT.    SUBACCT.  SUBACCT.   SUBACCT.  SUBACCT. SUBACCT. SUBACCT.
                         --------  ---------- ------------- --------- --------- ---------- -------- -------- --------
Units outstanding at
 1/1/94.................      --     43,225       14,507       2,948     1,386       --        --       --    10,009
Units purchased.........   70,621   390,851      328,628      93,234   259,793       --        --       --    29,222
Units redeemed and
 transferred............  (18,697)    4,490        9,835       1,850     4,237       --        --       --     3,260
                         --------   -------      -------     -------   -------   -------   -------  -------   ------
Units outstanding at
 12/31/94...............   51,924   438,566      352,970      98,032   265,416       --        --       --    42,491
Units purchased.........  329,022   110,905      362,256     344,140   292,146   204,064   223,477  160,519   48,457
Units redeemed and
 transferred............ (109,911)   58,398      (34,132)    105,062   (22,279)      750    70,143   29,095    6,488
                         --------   -------      -------     -------   -------   -------   -------  -------   ------
Units outstanding
 12/31/95...............  271,035   607,869      681,094     547,234   535,283   204,814   293,620  189,614   97,436
                         ========   =======      =======     =======   =======   =======   =======  =======   ======

3. TAXES

  Operations of the Mutual Fund Account form a part of AUSA Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of AUSA Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from AUSA Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity policies, is not taxable to AUSA Life.

4. ADMINISTRATIVE, MORTALITY AND EXPENSE RISK CHARGE

  Administrative charges include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments made less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Mutual Fund Account.

  AUSA Life deducts a daily charge equal to an annual rate of 1.25% of the value of the contract owners' account as a charge for assuming certain mortality and expense risks. AUSA Life also deducts a daily charge equal to an annual rate of .15% of the contract owners' account for administrative expenses.

5. NET ASSETS

  At December 31, 1995 contract owners' equity was comprised of:

                                                    T. ROWE   QUEST     QUEST              T. ROWE  T. ROWE
                                          MANAGED    PRICE     FOR       FOR       U.S.     PRICE    PRICE
                                 MONEY     ASSET     INT'L    VALUE     VALUE     GOV'T     EQUITY   GROWTH
                                 MARKET  ALLOCATION  STOCK    EQUITY  SMALL CAP SECURITIES  INCOME   STOCK    GROWTH
                       TOTAL    SUBACCT.  SUBACCT.  SUBACCT. SUBACCT. SUBACCT.   SUBACCT.  SUBACCT. SUBACCT. SUBACCT.
                     ---------- -------- ---------- -------- -------- --------- ---------- -------- -------- ---------
Unit transactions,
 accumulated net
 investment income
 and realized
 capital gains...... $5,395,984 302,398   849,631   775,293  699,403   600,253   224,552   356,621  240,709  1,347,124
Adjustment for ap-
 preciation to mar-
 ket value..........    354,489     --    109,510    22,294   60,104    45,750     5,718    21,338   15,903     73,872
                     ---------- -------   -------   -------  -------   -------   -------   -------  -------  ---------
Total Contract Own-
 ers' Equity........ $5,750,473 302,398   959,141   797,587  759,507   646,003   230,270   377,959  256,612  1,420,996
                     ========== =======   =======   =======  =======   =======   =======   =======  =======  =========


6. PURCHASES AND SALES OF INVESTMENT SECURITIES

  The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                               YEAR ENDED DECEMBER 31 OR
                                       COMMENCEMENT OF OPERATIONS TO DECEMBER 31
                                       -----------------------------------------
                                               1995                 1994
                                       -------------------- --------------------
                                        PURCHASES   SALES    PURCHASES   SALES
                                       -------------------- --------------------
     Endeavor Series Trust
       Money Market Portfolio........  $   396,123  149,327 $    85,906   30,258
       Managed Asset Allocation Port-
        folio........................      380,622  123,035     583,629   53,308
       T. Rowe Price International
        Stock Portfolio..............      482,406  104,421     403,512   17,370
       Quest for Value Equity Portfo-
        lio..........................      639,975   53,908      98,386      489
       Quest for Value Small Cap
        Portfolio....................      436,139  124,482     293,269    8,768
       U.S. Government Securities
        Portfolio....................      274,251   50,497         --       --
       T. Rowe Price Equity Income
        Portfolio....................      406,641   52,973         --       --
       T. Rowe Price Growth Stock
        Portfolio....................      245,760    5,852         --       --
     WRL Series Fund, Inc.
       Growth Portfolio..............      970,989  100,431     359,303    8,831
                                       ----------- -------- ----------- --------
                                       $ 4,232,906  764,926 $1,824,005   119,024
                                       =========== ======== =========== ========

                      STATEMENT OF ADDITIONAL INFORMATION

                             ENDEAVOR SERIES TRUST

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the TCW Money Market Portfolio (formerly, the Money Market Portfolio), the TCW Managed Asset Allocation Portfolio (formerly, the Managed Asset Allocation Portfolio), the T. Rowe Price International Stock Portfolio (formerly, the Global Growth Portfolio), the Value Equity Portfolio (formerly, the Quest for Value Equity Portfolio), the Dreyfus Small Cap Value Portfolio (formerly, the Value Small Cap Portfolio and prior to that the Quest for Value Small Cap Portfolio), the Dreyfus U.S. Government Securities Portfolio (formerly, the U.S. Government Securities Portfolio), the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and the Opportunity Value Portfolio of Endeavor Series Trust (the "Fund"), dated November 4, 1996, which may be obtained by writing the Fund at 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625 or by telephoning (714) 760-0505. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
  Options and Futures Strategies...........................................   2
  Foreign Currency Transactions............................................   6
  Repurchase Agreements....................................................   8
  Forward Commitments......................................................   9
  Securities Loans.........................................................   9
  Lower Rated Bonds........................................................   9
  Interest Rate Transactions...............................................  10
  Dollar Roll Transactions.................................................  11
  Portfolio Turnover.......................................................  11
Investment Restrictions....................................................  12
  Other Policies...........................................................  13
Performance Information....................................................  15
  Total Return.............................................................  15
  Yield....................................................................  16
  Non-Standardized Performance.............................................  17
Portfolio Transactions.....................................................  17
Management of the Fund.....................................................  20
  Trustees and Officers....................................................  20
  The Manager..............................................................  23
  The Advisers.............................................................  24
Redemption of Shares.......................................................  26
Net Asset Value............................................................  26
Taxes......................................................................  27
  Federal Income Taxes.....................................................  27
Organization and Capitalization of the Fund................................  28
Legal Matters..............................................................  30
Custodian..................................................................  30
Financial Statements.......................................................  30
Appendix................................................................... A-1

                               ----------------
  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR IN THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

    The date of this Statement of Additional Information is November 4, 1996.

                      INVESTMENT OBJECTIVES AND POLICIES

  The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus of the Fund. The Fund is managed by Endeavor Investment Advisers. The Manager has selected TCW Funds Management, Inc. as investment adviser for the TCW Money Market Portfolio and the TCW Managed Asset Allocation Portfolio, Rowe Price-Fleming International, Inc. as investment adviser for the T. Rowe Price International Stock Portfolio, OpCap Advisors (formerly, Quest for Value Advisors) as investment adviser for the Value Equity Portfolio and Opportunity Value Portfolio, The Dreyfus Corporation as investment adviser for the Dreyfus U.S. Government Securities Portfolio and Dreyfus Small Cap Value Portfolio and T. Rowe Price Associates, Inc. as investment adviser for the T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio.

OPTIONS AND FUTURES STRATEGIES (All Portfolios except TCW Money Market
Portfolio)

  A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. A Portfolio may utilize options or futures contracts and related options for other than hedging purposes to the extent that the aggregate initial margins and premiums do not exceed 5% of the Portfolio's net asset value. The Adviser to the TCW Managed Asset Allocation Portfolio does not presently intend to utilize options or futures contracts and related options but may do so in the future. The Advisers to the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio do not currently intend to write covered put and call options or engage in transactions in futures contracts and related options, but may do so in the future. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

  The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

  Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

  A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Fund's custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

  A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

  A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

  Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

  A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

  No Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

  Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

  Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-The-Counter Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

  A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

  If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

  Purchase and Sale of Interest Rate Futures. A Portfolio may purchase and sell interest rate futures contracts on U.S. Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

  A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

  The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

  A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

  A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris, at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

  Options on Futures Contracts. A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

  In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirement per contract is approximately 2% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

  Limitations. A Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio unless the transaction meets certain "bona fide hedging" criteria.

  Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its Adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. In certain instances, however, a Portfolio may purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

  The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

FOREIGN CURRENCY TRANSACTIONS (Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Opportunity Value Portfolios)

  Foreign Currency Exchange Transactions. The Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Opportunity Value Portfolios may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

  A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

  If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

  For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

  A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

  The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

  It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

  Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

  Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancellable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations.

  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

  At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

  Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

  Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

  The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

  Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

REPURCHASE AGREEMENTS (All Portfolios)

  Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 10% (15% with respect to each of the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock, Dreyfus Small Cap Value and Opportunity Value Portfolios) of its net assets in repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Fund's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

FORWARD COMMITMENTS (All Portfolios)

  Each of the Portfolios may enter into forward commitments to purchase securities. An amount of cash or short-term U.S. government securities equal to the Portfolio's commitment will be deposited in a segregated account at the Fund's custodian bank to secure the Portfolio's obligation. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the securities for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

SECURITIES LOANS (All Portfolios)

  Each of the Portfolios may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or the right to consent accompanying loaned securities pass to the borrower, a Portfolio retains the right to call the loan at any time on reasonable notice, and will do so in order that the securities may be voted by the Portfolio with respect to matters materially affecting the investment. A Portfolio may also call a loan in order to sell the securities involved. Loans of portfolio securities will only be made to borrowers considered by a Portfolio's Adviser to be creditworthy under guidelines adopted by the Trustees of the Fund.

LOWER RATED BONDS (Value Equity, Dreyfus U.S. Government Securities, Opportunity Value and T. Rowe Price Equity Income Portfolios)

  The Value Equity Portfolio and Opportunity Value Portfolio may invest up to 5% of their assets, the T. Rowe Price Equity Income Portfolio may invest up to 10% of its assets and the Dreyfus U.S. Government Securities Portfolio may invest up to 25% of its assets in bonds rated below Baa3 by Moody's Investors Service Inc. ("Moody's") or BBB by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("Standard & Poor's") (commonly known as "junk bonds"). Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are considered speculative by those rating agencies. It is each Portfolio Adviser's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Junk bonds may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. When economic conditions appear to be deteriorating, junk bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, recently many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for junk bonds, especially during periods of deteriorating economic conditions, may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, junk bond prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Under such conditions, a Portfolio may find it difficult to value its junk bonds accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its junk bond investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for junk bonds also may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loans gradually reduce their holdings of high-yield securities. Also, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, could depress the prices of outstanding junk bonds.

INTEREST RATE TRANSACTIONS (Dreyfus U.S. Government Securities Portfolio)

  Among the strategic transactions into which the Dreyfus U.S. Government Securities Portfolio may enter are interest rate swaps and the purchase or sale of related caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

  The Portfolio will usually enter into swaps on a net basis, i.e., the two payments streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser to the Portfolio and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolio will not enter into any swap, cap and floor transactions unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from a nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  With respect to swaps, the Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

DOLLAR ROLL TRANSACTIONS (Dreyfus U.S. Government Securities Portfolio)

  The Dreyfus U.S. Government Securities Portfolio may enter into "dollar roll" transactions, which consist of the sale by the Portfolio to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transactions may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

  The Portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions. The Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

  Dollar rolls are treated for purposes of the 1940 Act, as borrowings of the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Portfolio. For example, while the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

  The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, the Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to the Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

PORTFOLIO TURNOVER

  While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios other than the Dreyfus U.S. Government Securities Portfolio, Dreyfus Small Cap Value and the TCW Money Market Portfolio anticipate that portfolio turnover will generally not exceed 100% per year. The Adviser to the Dreyfus U.S. Government Securities Portfolio anticipates that portfolio turnover will generally not exceed 100% per year, exclusive of dollar roll transactions. The Adviser to the Dreyfus Small Cap Value Portfolio anticipates that the Portfolio's portfolio turnover rate will generally not exceed 175%. With respect to the TCW Money Market Portfolio, although the Portfolio intends normally to hold its investments to maturity, the short maturities of these investments are expected by the Portfolio's Adviser to result in a relatively high rate of portfolio turnover. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses.

  For the fiscal year ended December 31, 1995, the portfolio turnover rate for the T. Rowe Price International Stock Portfolio was 111% as compared with turnover rate of 88% for the fiscal year ended December 31, 1994. The increase in portfolio turnover rate was in connection with the change of the Portfolio's investment objective from investment on a global basis to investment on an international basis (i.e., in non-U.S. companies).

  For the fiscal year ended December 31, 1995, the portfolio turnover rate for the Dreyfus U.S. Government Securities Portfolio was 161% as compared with a turnover rate of 100% for the period ended December 31, 1994. The increase in portfolio turnover rate was due to an increased number of market-related investment opportunities for the Portfolio.

                            INVESTMENT RESTRICTIONS

  Except for restriction numbers 2, 3, 4, 11 and 12 with respect to the T. Rowe Price Equity Income, T. Rowe Price Growth Stock and Opportunity Value Portfolios and restriction number 11 with respect to the T. Rowe Price International Stock and Dreyfus Small Cap Value Portfolios (which restrictions are not fundamental policies), the following investment restrictions (numbers 1 through 12) are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio, and apply to each of the Portfolios except as otherwise indicated. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or
(2) more than 50% of the outstanding shares of the Portfolio.

  A Portfolio may not:

  1. Borrow money or issue senior securities (as defined in the 1940 Act), provided that a Portfolio may borrow amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary purposes, except that the Dreyfus U.S. Government Securities Portfolio may borrow from banks or through reverse repurchase agreements or dollar roll transactions in an amount equal to up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes and to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure these borrowings; except that the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio and T. Rowe Price International Stock Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with each Portfolio's investment objective and program, provided that the combination of
(i) and (ii) shall not exceed 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) and may pledge up to 33 1/3% of the value of its total assets to secure those borrowings; and except that the Opportunity Value Portfolio may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes in amounts up to 10% of its total assets.

  2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

  3. Purchase securities on margin, except a Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions and may make margin deposits in connection with transactions in options, futures contracts and options on such contracts.

  4. Make short sales of securities or maintain a short position for the account of the Portfolio, unless at all times when a short position is open the Portfolio owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible or exchangeable for securities of the same issue as, and in equal amounts to, the securities sold short.

  5. Underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

  6. Purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate.

  7. Purchase or sell commodities or commodity contracts, except that the all Portfolios other than the TCW Money Market Portfolio may purchase or sell financial futures contracts and related options. For purposes of this restriction, currency contracts or hybrid instruments shall not be considered commodities.

  8. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistently with its investment policies, by entering into repurchase agreements or through the lending of its portfolio securities.

  9. Invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer or acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that up to 25% of the Portfolio's total assets (taken at current value) may be invested without regard to this limitation.

  10. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations, and in the case of the TCW Money Market Portfolio obligations of domestic branches of United States banks.

  11. Invest more than 10% (15% with respect to the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the T. Rowe Price International Stock Portfolio, the Dreyfus Small Cap Value Portfolio and the Opportunity Value Portfolio) of its assets (taken at current value at the time of each purchase) in illiquid securities including repurchase agreements maturing in more than seven days.

  12. Purchase securities of any issuer for the purpose of exercising control or management.

  All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

OTHER POLICIES

  The TCW Money Market Portfolio may not invest in the securities of any one issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities or to repurchase agreements secured by such obligations and that with respect to 25% of the Portfolio's total assets more than 5% may be invested in securities of any one issuer for three business days after the purchase thereof if the securities have been assigned the highest quality rating by NRSROs, or if not rated, have been determined to be of comparable quality. These limitations apply to time deposits, including certificates of deposit, bankers' acceptances, letters of credit and similar instruments; they do not apply to demand deposit accounts. For a description of the NRSROs' ratings, see the Appendix.

  In addition, the TCW Money Market Portfolio may not purchase any security that matures more than thirteen months (397 days) from the date of purchase or which has an implied maturity of more than thirteen months (397 days) except as provided in (1) below. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

  1. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 25 months (762 days) may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  2. A variable rate instrument, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months (397 days) or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

  3. A variable rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

  4. A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

  5. A repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

  6. A portfolio lending agreement may be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities.

  Each of the Value Equity and Dreyfus Small Cap Value Portfolios may not invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. Each of the T. Rowe Price Equity Income, T. Rowe Price Growth Stock, T. Rowe Price International Stock and Opportunity Value Portfolios will not invest in warrants if, as a result thereof, more than 2% of the value of the total assets of the Portfolio would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange, or a recognized foreign exchange, or more than 5% of the value of the total assets of the Portfolio would be invested in warrants whether or not so listed. However, the acquisition of warrants attached to other securities is not subject to this restriction.

                            PERFORMANCE INFORMATION

  Total return and yield will be computed as described below.

TOTAL RETURN

  Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                 P(1+T)n = ERV

  Where: P   =   a hypothetical initial payment of $1000
         T   =   average annual total return
         n   =   number of years
         ERV =   Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof)

  The table below shows the average annual total return for the TCW Managed Asset Allocation, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios for the specific periods.

  With respect to the T. Rowe Price International Stock Portfolio which commenced operation April 8, 1991, effective January 1, 1995, the Portfolio's Adviser was changed to Rowe Price-Fleming International, Inc. ("Price-Fleming"). Prior to March 24, 1995, the Portfolio was known as the Global Growth Portfolio. Subsequent to such time, the Portfolio's investment objective was changed from investments in small capitalization companies on a global basis to investments in a broad range of established companies on an international basis (i.e., non-U.S. companies). Because of the change of the Portfolio's Adviser, performance information for the period from inception to December 31, 1995 is not presented. Such information is not reflective of Price-Fleming's ability to manage the Portfolio. Information with respect to the Portfolio's per share income and capital changes from inception through December 31, 1995 is set forth in the Prospectus. Average annual total return information for the year ended December 31, 1994 and for the period from inception to December 31, 1994 is available upon written request to the Fund.

                                                                   FOR PERIOD
                                    FOR THE ONE    FOR THE FIVE       FROM
                                        YEAR           YEAR       INCEPTION(1)
                                    PERIOD ENDED   PERIOD ENDED   TO JUNE 30,
                                   JUNE 30, 1996  JUNE 30, 1996       1996
                                   -------------- -------------- --------------
TCW Managed Asset Allocation(2)..  16.10%/16.10%* 12.67%/12.39%* 12.27%/11.96%*
T. Rowe Price International Stock  17.55%/17.55%*      N/A       17.32%/17.32%*
Quest for Value Equity(3)........  24.01%/24.01%*      N/A       16.67%/16.52%*
Quest for Value Small Cap(4).....  16.91%/16.91%*      N/A       10.29%/10.18%*
T. Rowe Price Equity Income(5)...  25.28%/25.28%*      N/A       25.71%/25.71%*
T. Rowe Price Growth Stock(5)....  21.29%/21.29%*      N/A       30.11%/30.11%*
Dreyfus U.S. Government
 Securities(6)...................   2.88%/ 2.88%*      N/A        5.57%/ 5.37%*

--------
 * The figure shows what the Portfolio's performance would have been in the absence of fee waivers and/or reimbursement of other expenses.
(1) With respect to T. Rowe Price International Stock Portfolio, period commenced on January 1, 1995.
(2) The Portfolio commenced operations on April 8, 1991.
(3) The Portfolio commenced operations on May 27, 1993.
(4) The Portfolio commenced operations on May 4, 1993.
(5) The Portfolio commenced operations on January 3, 1995.
(6) The Portfolio commenced operations on May 13, 1994.

  The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders accounts. The above table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

  The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

YIELD

  From time to time, the Fund may quote the TCW Money Market Portfolio's and the Dreyfus U.S. Government Securities Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

  The annualized current yield for the TCW Money Market Portfolio is computed by: (a) determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the TCW Money Market Portfolio may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.

  The Dreyfus U.S. Government Securities Portfolio's 30-day yield will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:


                             YIELD=2[a-b+1)/6/-1]
                                     cd

  Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the net asset value per share on the last day of the period

  For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

  Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios' investment portfolios, portfolio maturity, operating expenses and market conditions.

  It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

NON-STANDARDIZED PERFORMANCE

  In addition to the performance information described above, the Fund may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                            PORTFOLIO TRANSACTIONS

  Subject to the supervision and control of the Manager and the Trustees of the Fund, each Portfolio's Adviser is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Each Portfolio's Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, an Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios or their Advisers with brokerage and research services within the meaning of
Section 28(e) of the Securities Exchange Act of 1934. Each Portfolio's Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio by supplementing the Adviser's research. In seeking the most favorable price and execution available, an Adviser may, if permitted by law, consider sales of the Contracts as described in the Prospectus a factor in the selection of broker-dealers.

  The Board of Trustees of the Fund has authorized the Manager and the Advisers to enter into arrangements with brokers who execute brokerage transactions for the Portfolios whereby a portion of the commissions earned by such brokers will be shared with a broker-dealer affiliate of the Manager. The affiliated broker will act as an "introducing broker" in the transaction. Subject to the requirements of applicable law including seeking best price and execution of orders, commissions paid to executing brokers will not exceed ordinary and customary brokerage commissions.

  The Board of Trustees has determined that the Fund's brokerage commissions should be utilized for the Fund's benefit to the extent possible. After reviewing various alternatives, the Board concluded that commissions received by the broker-dealer affiliate of the Manager can be used to promote the distribution of the Fund's shares including payments to broker-dealers who sell the Contracts, the costs of training and educating such broker-dealers with respect to the Contracts and other bona-fide distribution costs payable to unaffiliated persons. Other than incidental costs related to establishing the broker-dealer affiliate as an "introducing broker", no portion of the commissions received by the broker-dealer affiliate of the Manager will be retained for its or any affiliate's benefit. On a quarterly basis, the Manager will report to the Board of Trustees the aggregate commissions received by its broker-dealer affiliate and the distribution expenses paid from such commissions. The Board of Trustees will periodically review the extent to which the foregoing arrangement reduces distribution expenses currently being incurred by the Manager or its affiliates on behalf of the Fund. The Board of Trustees may determine from time to time other appropriate uses for the Fund from the commissions it pays to executing brokers.

  The Manager will not implement this program until any required exemptive or no-action relief is obtained from the Securities and Exchange Commission.

  An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio. Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

  The Adviser to the Value Equity and Opportunity Value Portfolios may execute brokerage transactions through Oppenheimer & Co. Inc. ("Opco"), an affiliated broker-dealer of the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to Opco acting as principal for its own account.

  The Adviser to the T. Rowe Price International Stock, T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios may execute portfolio transactions through certain affiliates of Robert Fleming Holdings Limited and Jardine Fleming Group Limited, persons indirectly related to the Adviser, acting as agent in accordance with procedures established by the Fund's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

  For the year ended December 31, 1993, the TCW Money Market Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio and T. Rowe Price International Stock Portfolio (formerly, the Global Growth Portfolio) paid $84,401 and $199,921, respectively in brokerage commissions. For the fiscal period ended December 31, 1993, the Value Equity Portfolio and Dreyfus Small Cap Value Portfolio paid $11,051 and $23,537, respectively in brokerage commissions, of which $7,758 (70%) with respect to the Value Equity Portfolio and $17,401 (74%) with respect to the Dreyfus Small Cap Value Portfolio was paid to Opco. For the year ended December 31, 1994, the TCW Money Market Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio and T. Rowe Price International Stock Portfolio paid $175,548 and $554,048, respectively, in brokerage commissions. For the year ended December 31, 1994, the Value Equity Portfolio and Dreyfus Small Cap Value Portfolio paid $58,472 and $100,262, respectively, in brokerage commissions, of which $32,796 (78.29%) with respect to the Value Equity Portfolio and $58,028 (72.78%) with respect to the Dreyfus Small Cap Value Portfolio was paid to Opco. For the fiscal period ended December 31, 1994, the Dreyfus U.S. Government Securities Portfolio paid no brokerage commissions. For the year ended December 31, 1995, the TCW Money Market Portfolio and the Dreyfus U.S. Government Securities Portfolio did not pay any brokerage commissions, while the TCW Managed Asset Allocation Portfolio paid $187,103 in brokerage commissions. For the year ended December 31, 1995, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio and the Dreyfus Small Cap Value Portfolio paid $395,753, $57,800, and $101,885, respectively, in brokerage commissions of which $33,338 (8.42%), $15,101 (3.82%) and $673 (.17%) with respect to the T.
Rowe Price International Stock Portfolio was paid to Robert Fleming Holdings Limited and Jardine Fleming Group Limited, Ord Minnett and OpCo, respectively, $29,271 (50.64%) with respect to the Value Equity Portfolio and $36,216 (35.55%) with respect to the Dreyfus Small Cap Value Portfolio was paid to OpCo. For the fiscal period ended December 31, 1995, the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio paid $18,059 and $39,447, respectively in brokerage commissions of which $10 (0.06%) with respect to the T. Rowe Price Equity Income Portfolio was paid to OpCo and $536 (1.36%), $507 (1.29%) and $23 (0.06%) with respect to the T. Rowe Price Growth Stock Portfolio was paid to Boston Safe Deposit and Trust Company, Jardine Fleming Group Limited and OpCo, respectively.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 2101 East Coast Highway, Suite 300, Corona del Mar, California 92625.

                                                                PRINCIPAL
                                                              OCCUPATION(S)
                               POSITION(S) HELD                DURING PAST
  NAME, AGE AND ADDRESS        WITH REGISTRANT                   5 YEARS
  ---------------------        ----------------               -------------
James R. McInnis (48)             President        President of Endeavor Group (broker-
                                                   dealer) since June, 1991; President
                                                   of McGuinness & Associates
                                                   (insurance marketing) from March,
                                                   1983 to June, 1991.

*Vincent J. McGuinness (61)        Trustee         Chairman, Chief Executive Officer,
                                                   and Director of McGuinness &
                                                   Associates, Endeavor Group, VJM
                                                   Corporation (oil and gas),
                                                   McGuinness Group (insurance
                                                   marketing) and until January, 1994,
                                                   Swift Energy Marketing Company and
                                                   since September, 1988 Endeavor
                                                   Management Co.; President of VJM
                                                   Corporation, Endeavor Management Co.
                                                   and since February, 1996 McGuinness
                                                   & Associates.

Timothy A. Devine (61)             Trustee         Prior to September, 1993, President
2200 S. Fairview                                   and Chief Executive Officer, Devine
Santa Ana,                                         Properties, Inc. Since September,
California 92704                                   1993, Vice President, Plant Control,
                                                   Inc. (landscape contracting and
                                                   maintenance).

Thomas J. Hawekotte (61)           Trustee         President, Thomas J. Hawekotte, P.C.
1200 Lake Shore Drive                              (law practice).
Chicago, Illinois 60610

Steven L. Klosterman (44)          Trustee         Since July, 1995, President of
462 Stevens Avenue                                 Klosterman Capital Corporation
Suite 206                                          (investment adviser); Investment
Solana Beach,                                      Counselor, Robert J. Metcalf &
California 92075                                   Associates, Inc. (investment
                                                   adviser) from August, 1990 to June,
                                                   1995.

*Halbert D. Lindquist (49)         Trustee         President, Lindquist Enterprises,
1650 E. Fort Lowell Road                           Inc. (financial services) and since
Tucson, Arizona 85719-2324                         December, 1987 Tucson Asset
                                                   Management, Inc. (financial
                                                   services), and since November, 1987,
                                                   Presidio Government Securities,
                                                   Incorporated (broker-dealer).

                                                                       PRINCIPAL
                                                                     OCCUPATION(S)
                                    POSITION(S) HELD                  DURING PAST
  NAME, AGE AND ADDRESS             WITH REGISTRANT                     5 YEARS
  ---------------------             ----------------                  -------------
R. Daniel Olmstead, Jr. (64)            Trustee                Rancher since December, 1989.
2885 N. River Road
St. Anthony, Idaho 83445

Norman Ridley (50)                   Vice President            Since 1985, Senior Vice President,
865 S. Figueroa Street                                         TCW Asset Management Company and
Suite 1800                                                     Trust Company of the West.
Los Angeles, California
90017

Ronald E. Robison (57)               Vice President            Since November, 1987, Managing
865 S. Figueroa Street                                         Director and Chief Operating
Suite 1800                                                     Officer, TCW Funds Management, Inc.;
Los Angeles, California                                        since March, 1990, Managing
90017                                                          Director, Trust Company of the West
                                                               and TCW Asset Management Company.

James M. Goldberg (50)               Vice President            Since June, 1984, Managing Director,
865 S. Figueroa Street                                         TCW Asset Management Company and
Suite 1800                                                     Trust Company of the West and since
Los Angeles, California                                        January, 1987, Managing Director,
90017                                                          TCW Funds Management, Inc.

Eileen Rominger (41)                 Vice President            Since May, 1994, Managing Director,
One World Financial Center                                     Oppenheimer Capital, prior thereto
New York, New York 10281                                       Senior Vice President, Oppenheimer
                                                               Capital; Portfolio Manager,
                                                               Oppenheimer Quest Value Fund, Inc.,
                                                               OCC Accumulation Trust, Enterprise
                                                               Accumulation Trust and Penn Series
                                                               Fund, open-end investment companies.

**Vincent J. McGuinness, Jr. (31)    Chief Financial           Since September, 1996, Chief
                                       Officer (Treasurer)     Financial Officer and since May,
                                                               1996, Director Endeavor Management
                                                               Co.; since August, 1996, Chief
                                                               Financial Officer of VJM
                                                               Corporation; since May, 1996,
                                                               Executive Vice President and
                                                               Director of Sales, Western Division
                                                               of Endeavor Group; Chief Financial
                                                               Officer of McGuinness & Associates;
                                                               since March, 1996, Director of
                                                               McGuinness Group. From July, 1993 to
                                                               August, 1995, Rocky Mountain
                                                               Regional Marketing Director for
                                                               Endeavor Group. MBA graduate student
                                                               from September, 1991 to May, 1993.

                                                             PRINCIPAL
                                                           OCCUPATION(S)
                            POSITION(S) HELD                DURING PAST
 NAME, AGE AND ADDRESS      WITH REGISTRANT                   5 YEARS
 ---------------------      ----------------               -------------
 Pamela A. Shelton (47)        Secretary        Since October, 1993, Executive
                                                Secretary to Chairman of the Board
                                                and Chief Executive Officer of,
                                                and since April, 1996, Secretary
                                                of McGuinness & Associates,
                                                Endeavor Group, VJM Corporation,
                                                McGuinness Group and Endeavor
                                                Management Co.; from July, 1992 to
                                                October, 1993, Administrative
                                                Secretary, Mayor and City Council,
                                                City of Languna Nigual, California
                                                and from November, 1986 to July,
                                                1992, Executive Secretary to
                                                Chairman of the Board and Chief
                                                Executive Officer of, and from
                                                October, 1990 to July, 1992,
                                                Secretary of McGuinness &
                                                Associates, Endeavor Group, VJM
                                                Corporation, McGuinness Group,
                                                Endeavor Management Co. and Swift
                                                Energy Marketing Company.

--------
 * An "interested person" of the Fund as defined in the 1940 Act. ** Vincent J. McGuinness, Jr. is the son of Vincent J. McGuinness.

  No remuneration will be paid by the Fund to any Trustee or officer of the Fund who is affiliated with the Manager or the Advisers. Each Trustee who is not an affiliated person of the Fund will be reimbursed for out-of-pocket expenses and receives an annual fee of $2,500 and $500 for attendance at each regularly scheduled Trustees' meeting. Set forth below for each of the Trustees of the Fund is the aggregate compensation paid to such Trustees for the fiscal year ended December 31, 1995.

                              COMPENSATION TABLE

                                                                     TOTAL
                                                                  COMPENSATION
                                                                   FROM FUND
                                                    AGGREGATE       AND FUND
                     NAME OF                       COMPENSATION     COMPLEX
                      PERSON                        FROM FUND   PAID TO TRUSTEES
                     -------                       ------------ ----------------
Vincent J. McGuinness.............................    $  --          $  --
Timothy A. Devine.................................     4,500          4,500
Thomas J. Hawekotte...............................     4,500          4,500
Steven L. Klosterman..............................     4,500          4,500
Halbert D. Lindquist..............................     4,500          4,500
R. Daniel Olmstead................................     4,500          4,500

  The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

  As of the date of this Statement of Additional Information, the officers and Trustees of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

THE MANAGER

  The Management Agreement between the Fund and the Manager with respect to the TCW Money Market, TCW Managed Asset Allocation and T. Rowe Price International Stock Portfolios was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on July 20, 1992, and by the shareholders of the Fund on November 23, 1992. With respect to the Value Equity and Dreyfus Small Cap Value Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on April 19, 1993 and by PFL Life Insurance Company, the sole shareholder of the Value Equity and Dreyfus Small Cap Value Portfolios, on April 19, 1993. With respect to the Dreyfus U.S. Government Securities Portfolio, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on January 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the Dreyfus U.S. Government Securities Portfolio, on March 7, 1994. With respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on October 24, 1994 and by PFL Life Insurance Company, the sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, on November 1, 1994. With respect to the Opportunity Value Portfolio, the Management Agreement was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager) on August 13, 1996 and by PFL Life Insurance Company, the sole shareholder of the Opportunity Value Portfolio, on August 26, 1996. See "Organization and Capitalization of the Fund." The Management Agreement will continue in force for two years from its date, November 23, 1992 with respect to the TCW Money Market, TCW Managed Asset Allocation and T. Rowe Price International Stock Portfolios, April 19, 1993 with respect to the Value Equity and Dreyfus Small Cap Value Portfolios, March 25, 1994 with respect to the Dreyfus U.S. Government Securities Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios and August 26, 1996 with respect to the Opportunity Value Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Fund, or upon such shorter notice as may be mutually agreed upon. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of "Endeavor" may be withdrawn.

THE ADVISERS

  The Investment Advisory Agreements between the Manager and TCW Funds Management, Inc. were approved by the Trustees of the Fund (including all the Trustees who are not "interested persons" of the Manager or of the Adviser) on July 20, 1992, and by the shareholders of the Fund on November 23, 1992. The Investment Advisory Agreements between the Manager and OpCap Advisors (formerly known as Quest for Value Advisors) were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on April 19, 1993 with respect to the Value Equity Portfolio and August 13, 1996 with respect to the Opportunity Value Portfolio and by PFL Life Insurance Company as sole shareholder of the Value Equity and Opportunity Value Portfolios on April 19, 1993 and August 26, 1996, respectively. The Investment Advisory Agreement between the Manager and The Boston Company Asset Management, Inc. was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on January 24, 1994 and by PFL Life Insurance Company as sole shareholder of the Dreyfus U.S. Government Securities Portfolio on March 7, 1994. The Investment Advisory Agreement was transferred to The Dreyfus Corporation effective May 1, 1996. The Investment Advisory Agreements between the Manager and T. Rowe Price Associates, Inc. were approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on October 24, 1994 and by PFL Life Insurance Company as sole shareholder of the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios on November 1, 1994. Effective January 1, 1995, Price-Fleming became the Adviser of T. Rowe Price International Stock Portfolio. The Investment Advisory Agreement with Price-Fleming for the
T. Rowe Price International Stock Portfolio was approved by the Trustees of the Fund (including all the Trustees who are not "interested persons" of the Manager or of the Adviser) on December 19, 1994 and by shareholders of the Portfolio on March 24, 1995. Effective September 16, 1996, The Dreyfus Corporation became the Adviser of the Dreyfus Small Cap Value Portfolio. The Investment Advisory Agreement with The Dreyfus Corporation was approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of the Manager or of the Adviser) on August 13, 1996 and by the shareholders of the Portfolio on October 29, 1996. See "Organization and Capitalization of the Fund."

  Each agreement will continue in force for two years from its date, November 23, 1992 with respect to the TCW Money Market and TCW Managed Asset Allocation Portfolios, April 19, 1993 with respect to the Value Equity Portfolio, March 25, 1994 with respect to the Dreyfus U.S. Government Securities Portfolio, December 28, 1994 with respect to the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios, January 1, 1995 with respect to the T. Rowe Price International Stock Portfolio, September 16, 1996 with respect to the Dreyfus Small Cap Value Portfolio and November 4, 1996 with respect to the Opportunity Value Portfolio, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and (ii) by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 150 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

  The following table shows the fees paid by each of the Portfolios and any fee waivers or reimbursements during the years ended December 31, 1993, December 31, 1994 and December 31, 1995.

                                                              1995*
                                                --------------------------------
                                                INVESTMENT INVESTMENT
                                                MANAGEMENT MANAGEMENT   OTHER
                                                   FEE        FEE      EXPENSES
                                                   PAID      WAIVED   REIMBURSED
                                                ---------- ---------- ----------
TCW Money Market Portfolio....................   $117,465     $--        $--
TCW Managed Asset Allocation Portfolio........  1,388,652      --         --
T. Rowe Price International Stock Portfolio...    759,830      --         --
Value Equity Portfolio........................    395,205      --         --
Dreyfus Small Cap Value Portfolio.............    339,672      --         --
Dreyfus U.S. Government Securities Portfolio..     42,531      --         --
T. Rowe Price Equity Income Portfolio.........     70,664      --         --
T. Rowe Price Growth Stock Portfolio..........     75,681      --         --

                                                             1994
                                               --------------------------------
                                               INVESTMENT INVESTMENT
                                               MANAGEMENT MANAGEMENT   OTHER
                                                  FEE        FEE      EXPENSES
                                                  PAID      WAIVED   REIMBURSED
                                               ---------- ---------- ----------
TCW Money Market Portfolio...................  $  111,100   $  --      $  --
TCW Managed Asset Allocation Portfolio.......   1,151,688      --         --
T. Rowe Price International Stock Portfolio..     696,732      --         --
Value Equity Portfolio.......................     191,316      --         --
Dreyfus Small Cap Value Portfolio............     214,198      --         --
Dreyfus U.S. Government Securities Portfo-
 lio**.......................................       8,087    8,087      4,955

                                                           1993***
                                               --------------------------------
                                               INVESTMENT INVESTMENT
                                               MANAGEMENT MANAGEMENT   OTHER
                                                  FEE        FEE      EXPENSES
                                                  PAID      WAIVED   REIMBURSED
                                               ---------- ---------- ----------
TCW Money Market Portfolio....................  $ 23,471   $21,640      --
TCW Managed Asset Allocation Portfolio........   305,989       --       --
T. Rowe Price International Stock Portfolio...   211,211       --       --
Value Equity Portfolio........................       --     18,606      --
Dreyfus Small Cap Value Portfolio.............       --     17,970      --

--------
  * The information presented for the T. Rowe Price Equity Income and T. Rowe Price Growth Stock Portfolios is for the period January 3, 1995 (commencement of operations) ended December 31, 1995.
 ** The information with respect to the Dreyfus U.S. Government Securities
    Portfolio is for the period May 13, 1994 (commencement of operations) ended December 31, 1994.
*** The information presented with respect to the Value Equity Portfolio is for the period May 27, 1993 (commencement of operations) ended December 31, 1993 and with respect to the Dreyfus Small Cap Value Portfolio, is for the period May 4, 1993 (commencement of operations) ended December 31, 1993.

  Each Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

  The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                NET ASSET VALUE

  The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., New York City time), Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange or which are traded over-the-counter and quoted on the NASDAQ System will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

  In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

  If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

  Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

  The TCW Money Market Portfolio's investment policies and method of securities valuation are intended to permit the Portfolio generally to maintain a constant net asset value of $1.00 per share by computing the net asset value per share to the nearest $.01 per share. The Portfolio is permitted to use the amortized cost method of valuation for its portfolio securities pursuant to regulations of the Securities and Exchange Commission. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. The net asset value per share would be subject to fluctuation upon any significant changes in the value of the Portfolio's securities. The value of debt securities, such as those in the Portfolio, usually reflects yields generally available on securities of similar yield, quality and duration. When such yields decline, the value of a portfolio holding such securities can be expected to decline. Although the Portfolio seeks to maintain the net asset value per share of the Portfolio at $1.00, there can be no assurance that net asset value will not vary.

  The Trustees of the Fund have undertaken to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Trustees deem appropriate, of the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one half of one percent, the Trustees are required to promptly consider what action, if any, should be initiated.

  With respect to the Portfolio other than the TCW Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the Fund's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars last quoted on a valuation date by any recognized dealer.

                                     TAXES

FEDERAL INCOME TAXES

  Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

  In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities; (2) derive less than 30% of its gross income in each taxable year from the sale or other disposition of stocks or securities held less than three months (the Portfolio's transactions in future transactions, straddles and options may be restricted in order to comply with this requirement); and
(3) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities).

  As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

  The Portfolios will not be subject to the 4% federal excise tax imposed on registered investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

  The Fund intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Fund and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts and the general account of PFL Life Insurance Company which provided the initial capital for the Portfolios of the Fund. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

  Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Fund. These requirements, which are in addition to the diversification requirements applicable to the Fund under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

  The Fund may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Fund, for example, may be required to alter the investment objectives of a Portfolio or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

                  ORGANIZATION AND CAPITALIZATION OF THE FUND

  The Fund is a Massachusetts business trust organized on November 18, 1988. A copy of the Fund's Agreement and Declaration of Trust, as amended, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trustees of the Fund have authority to issue an unlimited number of shares of beneficial interest without par value of one or more series. Currently, the Trustees have established and designated ten series, nine of which are currently offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Fund, which is separately managed and has its own investment objective and policies. The Trustees of the Fund have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Fund. The shares have no preemptive, conversion or subscription rights and are fully transferable.

  The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Fund's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Fund not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

  Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Fund to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Fund may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of two-thirds of the outstanding shares of the Fund, and holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Fund forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

  PFL will vote shares of the Fund as described under the caption "Voting Rights" in the prospectus or other material for the Contracts which accompanies the Prospectus.

  As of July 31, 1996, the PFL Endeavor Variable Annuity Account owned of record the following percentages of the outstanding shares of each Portfolio:
78.92% of the TCW Money Market Portfolio; 95.83% of the TCW Managed Asset Allocation Portfolio; 92.12% of the T. Rowe Price International Stock Portfolio; 88.27% of the Value Equity Portfolio; 90.56% of the Dreyfus Small Cap Value Portfolio; 76.04% of the Dreyfus U.S. Government Securities Portfolio; 83.67% of the T. Rowe Price Equity Income Portfolio; and 82.17% of the T. Rowe Price Growth Stock Portfolio. As of July 31, 1996, the PFL Endeavor Platinum Variable Annuity Account owned of record the following percentages of the outstanding shares of each Portfolio: 19.25% of the TCW Money Market Portfolio; 3.50% of the TCW Managed Asset Allocation Portfolio; 6.36% of the T. Rowe Price International Stock Portfolio; 9.95% of the Value Equity Portfolio; 7.67% of the Dreyfus Small Cap Value Portfolio; 21.55% of the Dreyfus U.S. Government Securities Portfolio; 13.69% of the T. Rowe Price Equity Income Portfolio; and 15.61% of the T. Rowe Price Growth Stock Portfolio. As of July 31, 1996, the AUSA Endeavor Variable Annuity Account owned of record the following percentages of the outstanding shares of each Portfolio:
1.83% of the TCW Money Market Portfolio; 0.67% of the TCW Managed Asset Allocation Portfolio; 1.51% of the T. Rowe Price International Stock Portfolio; 1.78% of the Value Equity Portfolio; 1.78% of the Dreyfus Small Cap Value Portfolio; 2.40% of the Dreyfus U.S. Government Securities Portfolio; 2.65% of the T. Rowe Price Equity Income Portfolio; and 2.22% of the T. Rowe Price Growth Stock Portfolio.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts and obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholders held personally liable for obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The likelihood of such circumstances is remote.

                                 LEGAL MATTERS

  Certain legal matters are passed on for the Fund by Sullivan & Worcester LLP of Washington, D.C.

                                   CUSTODIAN

  Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund. Under the Custody Agreement, Boston Safe holds the Portfolios' securities and keeps all necessary records and documents.

                             FINANCIAL STATEMENTS

  The financial statements of the TCW Money Market Portfolio, TCW Managed Asset Allocation Portfolio, T. Rowe Price International Stock Portfolio, Value Equity Portfolio, Dreyfus Small Cap Value Portfolio, Dreyfus U.S. Government Securities Portfolio, T. Rowe Price Equity Income Portfolio and T. Rowe Price Growth Stock Portfolio for the fiscal year ended December 31, 1995, including notes to the financial statements and supplementary information and the Independent Auditors Report, and for the six month period ended June 30, 1996 (unaudited) are included in the Fund's Annual Report to shareholders and Semi-Annual Report to shareholders, respectively. Copies of the Annual Report and Semi-Annual Report accompany this Statement of Additional Information. The financial statements included in the Annual Report are incorporated herein by reference.

                                   APPENDIX

                              SECURITIES RATINGS

STANDARD & POOR'S BOND RATINGS

  A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

  Bonds rated "Aaa" by Moody's are judged to be of the best quality and to carry the smallest degree of investment risk. Bonds rated "Aa" are judged to be of high quality by all standards. Bonds rated "A" possess many favorable investment attributes and are to be considered as higher medium grade obligations. Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well. Bonds are rated "Ba", "B", "Caa", "Ca", "C" when protection of interest and principal payments is questionable. A "Ba" rating indicates some speculative elements while "Ca" represents a high degree of speculation and "C" represents the lowest rated class of bonds. "Caa", "Ca" and "C" bonds may be in default. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" to "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks at the lower end of its generic rating category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

MOODY'S COMMERCIAL PAPER RATINGS

  "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

IBCA LIMITED/IBCA INC. COMMERCIAL PAPER RATINGS. Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc., are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

FITCH INVESTORS SERVICES, INC. COMMERCIAL PAPER RATINGS. Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

DUFF & PHELPS INC. COMMERCIAL PAPER RATINGS. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

THOMSON BANKWATCH, INC. ("BANKWATCH") COMMERCIAL PAPER RATINGS. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

  Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                             WRL SERIES FUND, INC.

                               GROWTH PORTFOLIO

                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Growth Portfolio of the WRL Series Fund, Inc. (the "Fund"). A copy of the Prospectus may be obtained by writing PFL Life Insurance Company, Administrative and Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499 or by calling (800) 525-6205.

               -------------------------------------------------

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                              Investment Adviser

                           JANUS CAPITAL CORPORATION

                                  Sub-Adviser

               -------------------------------------------------

  The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is May 1, 1996.

                               TABLE OF CONTENTS

                                  PAGE IN THIS STATEMENT OF CROSS-REFERENCE TO
                                   ADDITIONAL INFORMATION   PAGE IN PROSPECTUS
                                  ------------------------- ------------------
Investment Objective and Poli-
 cies............................              3                     4
  Investment Restrictions........              3                    11
  Repurchase and Reverse Repur-
   chase
   Agreements....................              5                     6
  Lending of Portfolio Securi-
   ties..........................              5                     7
  Foreign Securities.............              6                     8
  Non-Investment Grade Debt Secu-
   rities........................              6                     5
  Zero Coupon Securities.........              7                     7
  Investments in Futures, Options
   and Other
   Derivative Instruments........              7                     5
Management of the Fund...........             20                    11
  Directors and Officers.........             20                    11
  The Investment Adviser.........             22                    11
  The Sub-Adviser................             23                    12
  Joint Trading Accounts.........             24                    13
Portfolio Transactions and Bro-
 kerage..........................             25                    13
  Portfolio Turnover.............             25                    11
  Placement of Portfolio Broker-
   age...........................             25                    13
Purchase and Redemption of
 Shares..........................             27                    16
  Offering of the Shares and De-
   termination
   of Offering Price.............             27                    16
  Portfolio Net Asset Valuation..             27                    16
Investment Experience Informa-
 tion............................             28                    18
Calculation of Performance Re-
 lated Information...............             28                    18
  Total Return...................             28                    18
Taxes............................             29                    14
Capital Stock of the Fund........             31                    17
Registration Statement...........             31                   N/A
Financial Statements.............             31                    19
Appendix A--Description of Port-
 folio Securities................            A-1                     4
Appendix B--Description of Se-
 lected Corporate Bond and Com-
 mercial Paper Ratings...........            B-1                     5

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Growth Portfolio (the "Portfolio") of the Fund is described in the Portfolio's Prospectus. Shares of the Portfolio are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").

  As indicated in the Prospectus, the Portfolio's investment objective and, unless otherwise noted, its investment policies and techniques, may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Contract, the Policies or the Annuity Contracts (collectively, "Policyholders"). A change in the investment objective or policies of the Portfolio may result in the Portfolio's having an investment objective or policies different from those which an Owner deemed appropriate at the time of investment.

INVESTMENT RESTRICTIONS

  As indicated in the Prospectus, the Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Portfolio are represented or (ii) more than 50% of the outstanding shares of the Portfolio. A complete statement of all such fundamental policies is set forth below.

  The Portfolio may not, as a matter of fundamental policy:

  1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

  2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities);

  3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

  4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses;

  5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio; and

  6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

  Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Owner approval:

  (A) The Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

  (B) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or segregation of assets in connection with such transactions;

  (C) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short;

  (D) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

  (E) The Portfolio may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions;

  (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

  (G) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund;

  (H) The Portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the Portfolio may own debt or equity securities of companies engaged in those businesses;

  (I) The Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors;

  (J) The Portfolio may not invest in companies for the purpose of exercising control or management; and

  (K) The Portfolio may not issue senior securities, except as permitted by the 1940 Act.

  Except with respect to borrowing money, if a percentage limitation set forth above is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value or of the Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending and use of options, futures, and other derivative instruments. In addition, such laws and regulations may require the Portfolio's investments in foreign securities to meet additional diversification and other requirements.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

  In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. The Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Adviser.

  In a reverse repurchase agreement, the Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties that the Sub-Adviser deems creditworthy.

LENDING OF PORTFOLIO SECURITIES

  The Portfolio may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) the Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) the Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) the Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by the Portfolio remain subject to fluctuations in market value. The Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, the Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. The Portfolio may also incur expenses in enforcing its rights. If the Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

FOREIGN SECURITIES

  Subject to the limitations set forth above, the Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser under the supervision of the Board of Directors. If it should become necessary, the Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Investment Adviser and the Sub-Adviser will consider these and other factors before investing in foreign securities. The Portfolio will not concentrate its investments in any particular foreign country.

  To the extent the Portfolio invests directly in foreign securities, the Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that the Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, the Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes the Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Foreign Investments and Special Risks" in the Prospectus.

NON-INVESTMENT GRADE DEBT SECURITIES

  The Portfolio may, but does not currently invest, or intend to invest, in debt securities below the four highest grades ("lower grade debt securities") as determined by Moody's Investors

Service, Inc. ("Moody's") (Baa) or Standard & Poor's (BBB). The Portfolio does not currently intend to invest more than 5% of its assets in non-investment grade securities. Before investing in any lower-grade debt securities, the Sub-Adviser will determine that such investments meet the Portfolio's investment objectives and that the lower-grade debt securities' ratings are supported by an internal credit review, which the Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics (see Appendix B for a description of the ratings), and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

  The quality limitation set forth in the Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.

ZERO COUPON SECURITIES

  The Portfolio may invest in zero coupon securities. Zero-coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

  Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, the Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds during the periods before interest payments begin, in some years the Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which the Portfolio's expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

  Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  Futures Contracts. The Portfolio may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it buys or sells futures contracts.

  When the Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts will not be made for speculation and will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

  Although the Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in high-grade liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

  The acquisition or sale of a futures contract may occur, for example, when the Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing the Portfolio's net asset value from declining as much as it otherwise would have. The Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell portfolio securities.

  Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, the Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of high-grade liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Sub-Adviser still may not result in a successful use of futures contracts.

  Futures contracts entail risks. Although the Sub-Adviser believes that use of such contracts can benefit the Portfolio, if the Sub-Adviser's investment judgment is incorrect, the Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if the Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Portfolio will not match exactly the Portfolio's current or potential investments. The Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with the Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

  Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

  The Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that the Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

  Options on Futures Contracts. The Portfolio may buy and write options on futures contracts for only hedging purposes. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 14. Transactions in options on futures contracts will not be made for speculation and will not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

  The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when the Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

  The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option the Portfolio has written is exercised, the Portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, the Portfolio may buy a put option on a futures contract to attempt to hedge the Portfolio's securities against the risk of falling prices.

  The amount of risk the Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  Forward Contracts. The Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. The Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

  The Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. The Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

  Additionally, when the Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Portfolio may enter into a forward currency contract to buy that foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

  The Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

  In any of the above circumstances the Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when the Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if the Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, the Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting the Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Sub-Adviser's projection of future exchange rates is inaccurate.

  The Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which the Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

  Forward contracts are currently considered illiquid. Accordingly, the Fund's custodian will place cash or high-grade liquid assets in a segregated account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or high-grade liquid assets will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's foreign currency denominated portfolio securities.

  The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, the Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

  Also, with regard to the Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transaction are denominated.

  Options on Foreign Currencies. The Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to the Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

  The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

  The Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  The Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by the Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Sub-Adviser believes it would be advantageous for the Portfolio to do so.

  Options on Securities. In an effort to reduce fluctuations in net asset value, the Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolio also may write call options that are not covered for cross-hedging purposes. The Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on the Portfolio's writing and buying options on securities.

  A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

  A put option written by the Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or high-grade liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

  The Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by maintaining in a segregated account with its custodian cash or high-grade liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. The Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Sub-Adviser believes that writing the option would achieve the desired hedge.

  If a put or call option written by the Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

  The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If the Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  The Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

  An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Portfolio may write options in connection with buy-and-write transactions; that is, the Portfolio may buy a security and then write a call option against that security. The exercise price of the call the Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and the Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

  The Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

  In purchasing an option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option bought by the Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

  Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

  Interest Rate Swaps and Swap-Related Products. In order to attempt to protect the value of the Portfolio's investments from interest rate or currency exchange rate fluctuations, the Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. The Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

  Swap and swap-related products are specialized over-the-counter instruments and their use involves risks specific to the markets in which they are entered into. The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or high-grade liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would maintain a segregated account in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. The Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

  There is no limit on the amount of interest rate swap transactions that may be entered into by the Portfolio; although the Portfolio does not presently intend to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

  In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques, that become available as the Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. The Sub-Adviser may use these opportunities to the extent they are consistent with the Portfolio's respective investment objectives and are permitted by the Portfolio's respective investment limitations and applicable regulatory requirements.

  Special Investment Considerations and Risks. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolio invests. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

  The Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to the Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Portfolio will be able to use those instruments effectively for the purposes set forth above.

  In connection with certain of its hedging transactions, the Portfolio must place assets in a segregated account with the Fund's Custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of during the period the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

  Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by the Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

  The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:

 NAME, RELATIONSHIP WITH                      PRINCIPAL OCCUPATION
 THE FUND, AND ADDRESS (1)                       PAST FIVE YEARS
 -------------------------                    --------------------
 PETER R. BROWN (67)             Chairman of the Board, Peter Brown
 Director                        Construction Company (construction contractors
 1475 South Belcher Road         and engineers), Largo, Florida (1963 -
 Largo, Florida 34641             present); Trustee of IDEX Fund, IDEX II
                                 Series Fund and IDEX Fund 3; Rear Admiral
                                 (Ret.) U.S. Navy Reserve, Civil Engineer
                                 Corps.
 CHARLES C. HARRIS (65)          Retired (1988 - present); Senior Vice
 Director                        President, Treasurer (1966 - 1988), Western
 35 Winston Drive                Reserve Life Assurance Co. of Ohio; Vice
 Clearwater, Florida 34616       President, Treasurer (1968 - 1988), Director
                                 (1968 -1987), Pioneer Western Corporation;
                                 Vice President of the Fund (1986 to December,
                                 1990).
 RUSSELL A. KIMBALL, Jr. (51)    General Manager, Sheraton Sand Key Resort
 Director                        (resort hotel), Clearwater, Florida (1975 -
 1160 Gulf Boulevard              present).
 Clearwater Beach, Florida 34630
 JOHN R. KENNEY (58)             Chairman of the Board of Directors (1987 -
 Chairman of the Board of         present), Chief Executive Officer (1982 -
 Directors and President (2)      present), President (1978 - 1987 and
                                 December, 1992 - present), Director (1978 -
                                  present), Western Reserve Life Assurance Co.
                                 of Ohio; Chairman of the Board of Directors
                                 and Chief Executive Officer (1988 to February,
                                 1991), President (1988 - 1989), Director (1976
                                 to

 NAME, RELATIONSHIP WITH                      PRINCIPAL OCCUPATION
 THE FUND, AND ADDRESS (1)                       PAST FIVE YEARS
 -------------------------                    --------------------
                                 February, 1991), Executive Vice President
                                 (1972 - 1988), Pioneer Western Corporation
                                 (financial services), Largo, Florida;
                                 President and Director (1985 - September,
                                 1990) and Director (December, 1990 to
                                 present), Idex Management, Inc. (investment
                                 adviser), Largo, Florida; Trustee (1987 -
                                 present), Chairman (December, 1989 to
                                 September, 1990 and November, 1990 to present)
                                 and President and Chief Executive Officer
                                 (November, 1986 to September, 1990), IDEX
                                 Fund, IDEX II Series Fund and IDEX Fund 3
                                 (investment companies), all of Largo, Florida.
 G. JOHN HURLEY (47)             Executive Vice President (June 1993 -
 Director and Executive           present), Chief Operating Officer (March,
 Vice President (2)              1994 - present) Western Reserve Life Assurance
                                 Co. of Ohio; President and Chief Executive
                                 Officer (September, 1990 - present), Trustee
                                 (June, 1990 -present) and Executive Vice
                                 President (June, 1988 -September, 1990) of
                                 IDEX Fund, IDEX II Series Fund and IDEX Fund
                                 3; President, Chief Executive Officer and
                                 Director of InterSecurities, Inc. (May, 1988 -
                                  present); Assistant Vice President of AEGON
                                 USA Managed Portfolios, Inc. (September,
                                 1991 - August, 1992); Vice President of
                                 Pioneer Western Corporation (May, 1988 -
                                 February, 1991).
 RICHARD B. FRANZ, II (45)       Senior Vice President (1987 - present), Chief
 Treasurer (2)                   Financial Officer (1987 - December, 1995) and
                                 Treasurer (1988 - present), Western Reserve
                                 Life Assurance Co. of Ohio; Senior Vice
                                 President and Treasurer (1988 to February,
                                 1991), Pioneer Western Corporation (financial
                                 services), Largo, Florida; Treasurer (1988 -
                                  September, 1990 and November, 1990 to
                                 present), IDEX Fund, IDEX II Series Fund and
                                 IDEX Fund 3 (investment companies), all of
                                 Largo, Florida.
 ALAN M. YAEGER (49)             Executive Vice President (June, 1993 -
 Executive Vice President (2)     present), Chief Financial Officer (December,
                                 1995 - present), Senior Vice President (1981 -
                                  June, 1993) and Actuary (1972 - present),
                                 Western Reserve Life Assurance Co. of Ohio.
 REBECCA A. FERRELL (35)         Assistant Vice President and Counsel (June,
 Secretary,                      1995 - present), Attorney (August, 1993 -
 Vice President, and Counsel (2)  June, 1995), Western Reserve Life Assurance
                                 Co. of Ohio; Secretary and Assistant Vice
                                 President (March, 1994 - September, 1995),
                                 Vice President and Counsel (September, 1995 -
                                  present) of IDEX Fund, IDEX II Series Fund
                                 and IDEX Fund 3; Attorney (September, 1992 -
                                 August, 1993), Hearne, Graziano, Nader & Buhr,
                                 P.A.; Legal Writing Instructor (August, 1991 -
                                  June, 1992), Florida State University College
                                 of Law; Teaching Assistant, English, (August,
                                 1990 - July, 1991) University of South
                                 Florida.

--------
(1) The principal business address of each person listed, unless otherwise indicated, is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618.

(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.

  The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Adviser. Each Director also receives $500, plus expenses, per each regular and special Board meeting attended. For the year ended December 31, 1995, the Portfolio paid Directors' fees and expenses of $10,513. The following table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1995.

                              COMPENSATION TABLE

                                                       TOTAL  COMPENSATION PAID TO
                                                        DIRECTORS FROM WRL SERIES
                          AGGREGATE COMPENSATION FROM FUND, INC., IDEX FUND, IDEX II
NAME OF PERSON, POSITION     WRL SERIES FUND, INC.     SERIES FUND AND IDEX FUND 3
------------------------  --------------------------- ------------------------------
Peter R. Brown, Director            $9,500                       $32,500
Charles C. Harris, Di-
 rector                             $9,500                       $32,000
Russell A. Kimball, Jr.,
 Director                           $8,500                       $ 8,500

  Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, IDEX Fund, IDEX II Series Fund, and/or IDEX Fund 3 to a disinterested Director or Trustee on a current basis for services rendered as director. Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX II Series Fund (without imposition of sales charges), as elected by the directors. It is not anticipated that the Plan will have any impact on the Fund.

  As of March 1, 1996, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of the Contract indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.

THE INVESTMENT ADVISER

  The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund--The Investment Adviser" in the Prospectus.

  Western Reserve Life Assurance Co. of Ohio ("WRL" or the "Investment Adviser") serves as the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated February 26, 1991 with the Fund. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

  The Investment Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), on March 18, 1996. The Investment Advisory Agreement provides that it will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

  While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Portfolio and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Agreement. For further information about the management of the Portfolio, see "The Sub-Adviser", below.

  Advisory Fee. The method of computing the investment advisory fee is fully described in the Prospectus. For the years ended December 31, 1995, 1994 and 1993, the Investment Adviser was paid fees for its services to the Portfolio in the following amounts:

                                  ADVISORY FEES
                                    YEAR ENDED
      ----------------------------------------------------------------------------------------
      DECEMBER 31,                   DECEMBER 31,                                 DECEMBER 31,
          1995                           1994                                         1993
      ------------                   ------------                                 ------------
       $7,847,750                     $6,850,340                                   $6,840,711

  Payment of Expenses. The Investment Adviser provides investment advisory services and pays all compensation of and furnishes office space for officers and employees of the Investment Adviser connected with investment management of the Portfolio, as well as the fees of all directors of the Fund who are affiliated persons of WRL or any of its subsidiaries. Accounting services are provided for the Portfolio by the Investment Adviser. The Fund pays all other expenses of the Portfolio incurred in its operation and all of the Portfolio's general administrative expenses.

  Expenses of the Portfolio that are borne directly by the Fund include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian fees and expenses of Fund non-interested directors, legal expenses, state franchise taxes, cost of auditing services, costs of printing proxies, Securities and Exchange Commission ("SEC") fees, advisory fees, certain insurance premiums, costs of corporate meetings, costs of maintenance of corporate existence, investor services (including allocable telephone and personnel expenses), extraordinary expenses, and other expenses properly payable by the Fund. Depending upon the nature of the lawsuit, litigation costs may be borne by the Fund.

  Expenses that relate exclusively to the Portfolio, such as brokerage commissions, custodian fees, and registration fees for shares, are paid by the Portfolio. Other expenses are allocated to the Portfolio in an equitable manner determined by the Portfolio's Investment Adviser.

  The Investment Adviser has voluntarily undertaken, until at least April 30, 1997, to pay expenses on behalf of the Portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of the Portfolio's average daily net assets, 1.00%. There were no expenses paid by the Investment Adviser on behalf of the Portfolio for the fiscal years ended December 31, 1995, 1994, and 1993 inasmuch as the normal operating expenses of the Portfolio did not exceed the limitations described above.

THE SUB-ADVISER

  This discussion supplements the information provided about the Sub-Adviser under the caption "Management of the Fund--The Sub-Adviser" in the Prospectus.

  Janus Capital Corporation (the "Sub-Adviser") serves as the Sub-Adviser for the Portfolio pursuant to a Sub-Advisory Agreement dated February 26, 1991. The Sub-Advisory Agreement was most recently approved by the Board of Directors of the Fund, including a majority of the Directors who were not "interested persons" of the Fund (as defined in the 1940 Act), on March 18, 1996. The Sub-Advisory Agreement provides that it will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio and terminates automatically in the event of assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

  Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser with respect to the Portfolio. Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. The Sub-Adviser provides the portfolio managers for the Portfolio. Such managers consider analyses from various sources, make the necessary decisions and effect transactions accordingly. The Sub-Adviser bears all of its expenses in connection with the performance of its services under the Sub-Advisory Agreement, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. The method of computing the Sub-Adviser's fee is set forth in the Prospectus. For the years ended December 31, 1995, 1994 and 1993, the Sub-Adviser was paid fees in the amount of $3,923,875, $3,425,888 and $3,420,355, respectively.

  The Sub-Adviser, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of Janus funds since 1969. Janus Capital Corporation also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by the Sub-Adviser was approximately $34 billion as of March 1, 1996. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of the Sub-Adviser. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.

JOINT TRADING ACCOUNTS

  As described in the Prospectus, the Portfolio and other clients of the Sub-Adviser and its affiliates may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Directors of the Fund must approve the participation of each Portfolio in these joint trading accounts, and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to the Sub-Adviser and certain of its affiliates by the SEC. All joint account participants including the Portfolio, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the Portfolio in withdrawing their assets from joint trading accounts.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

PORTFOLIO TURNOVER

  The information that follows supplements the information provided about portfolio turnover under the caption "The Growth Portfolio and the Fund-- Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for the Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for the Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year. The portfolio turnover rates for the years 1995, 1994 and 1993 were 130.48%, 107.33%, and 77.91%, respectively. The Fund's management is unable to predict precisely the Portfolio's future annual turnover rate, although an annual turnover rate in excess of 150% is not presently anticipated. Higher turnover rates tend to result in higher brokerage fees.

  There are no fixed limitations regarding the portfolio turnover of the Portfolio. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Portfolio may be disposed of when they are no longer deemed suitable.

PLACEMENT OF PORTFOLIO BROKERAGE

  Subject to policies established by the Board of Directors, the Sub-Adviser is primarily responsible for placement of the Portfolio's securities transactions. In placing orders, it is the policy of the Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally will seek reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Decisions as to the assignment of portfolio brokerage business for the Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

  In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the Sub-Adviser's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of execution, clearance, and settlement services; financial stability; the existence of actual or apparent operational problems of any broker or dealer; and research products or services to be provided.

  These products and services may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information), including the research described above.

  Supplemental research obtained through brokers or dealers will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser. The expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Sub-Adviser may use such research products and services in servicing other accounts in addition to the Portfolio. If the Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for the Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to the Portfolio.

  When the Portfolio purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker. The Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

  Normally, the Portfolio will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Portfolio that are transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters of portfolio securities include a commission or concession paid by the issuer. No stated commission is generally applicable to securities traded in the U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

  Securities held by the Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  On occasions when the Investment Adviser or the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

  The Board of Directors of the Fund periodically reviews the brokerage placement practices of the Sub-Adviser on behalf of the Portfolio, and reviews the prices and commissions, if any, paid by the Portfolio to determine if they were reasonable.

  The Board of Directors of the Fund has authorized the Sub-Adviser to consider sales of the individual and group life insurance policies and variable annuity contracts issued by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Adviser may occasionally place portfolio business with affiliated brokers of the Investment Adviser or the Sub-Adviser, including: DST Securities, Inc., 301 West 11th Street, Kansas City, Missouri 64105; and InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33518. As stated above, any such placement of portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

  The Portfolio paid aggregate commissions for the years ended December 31, 1995, 1994 and 1993, in the amount of $1,577,115, $1,466,443 and $1,022,522, respectively. For the year ended December 31, 1995, the Portfolio did not pay any brokerage commissions to DST Securities, Inc. For the years ended December 31, 1994 and 1993, the Portfolio paid commissions to DST Securities, Inc. in the amount of $2,796 and $85,404, respectively. The percentage of the Portfolio's aggregate brokerage commissions and aggregate dollar amount of transactions paid to DST Securities, Inc. during the Portfolio's most recent fiscal year did not exceed one percent.

                       PURCHASE AND REDEMPTION OF SHARES

OFFERING OF THE SHARES AND DETERMINATION OF OFFERING PRICE

  Shares of the Portfolio are currently sold only to the Separate Accounts. The Separate Account invests in shares of the Portfolio in accordance with the allocation instructions received from owners of the Contract ("Owners"). Such allocation rights are further described in the prospectus and disclosure documents for the Contract. Shares of the Portfolio are sold and redeemed at their net asset value as described in the Prospectus. Net asset value of the Portfolio's shares is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.)

  Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares of the Portfolio outstanding.

PORTFOLIO NET ASSET VALUATION

  As stated in the Prospectus and above, the net asset value of a Portfolio share is determined, once daily, as of the close of the regular session of business on the Exchange (usually 4:00 p.m., Eastern time), on each day the Exchange is open. The per share net asset value of the Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining asset value, securities listed on the national securities exchanges and the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Other securities which are traded on the over-the-counter market are valued at bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available, and other assets, are valued at fair values as determined in good faith by the Sub-Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis discussed above.

                       INVESTMENT EXPERIENCE INFORMATION

  The information provided in this section shows the historical investment experience of the Portfolio. It does not represent or project future investment performance.

  The Portfolio commenced operations on October 2, 1986. The rates of return shown below depict the actual investment experience of the Portfolio for the periods shown.

                CALCULATION OF PERFORMANCE RELATED INFORMATION

TOTAL RETURN

  The rates of return shown below are based on the actual investment performance, after the deduction of investment advisory fees and direct Portfolio expenses. The rates are average annual compounded rates of return for the periods ended on December 31, 1995.

  The rates of return do not reflect charges or deductions against the Separate Account, or charges and deductions against the Contract. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Contract. The prospectus for the Contract contains relevant performance information. Moreover, these rates of return are not an estimate, projection or guarantee of future performance.

  Also shown are comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1995

                         INCEPTION* 5 YEARS 4 YEARS 3 YEARS 2 YEARS 1 YEAR
                         ---------- ------- ------- ------- ------- ------
Growth Portfolio           17.63%    18.06%   9.46%  11.94%  16.15% 47.12%
Standard & Poor's Index
 of 500 Common Stocks      14.68%    16.59%  13.36%  15.34%  18.07% 37.58%

--------
* The Portfolio commenced operations on October 2, 1986.

  Additional information regarding the investment performance of the Portfolio appears in the Prospectus.

    Total Return for the Portfolio

    Total return quotations for the Portfolio are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                                 P(1+T)/n/ = ERV

Where:  P = a hypothetical initial payment of $1,000

        T = average annual total return

        N = number of years

        ERV = ending redeemable value (at the end of the applicable period of a hypothetical $1,000 payment made at the beginning of the applicable period).

  The total return quotation calculations for the Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.

                                     TAXES

  Shares of the Portfolio are offered only to the Separate Account of PFL that funds the Contracts. See the prospectus for the Contract for a discussion of the special taxation of insurance companies with respect to the Separate Account and the Contract, and the holders thereof.

  The Portfolio has qualified and expects to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, the Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities and political subdivisions all are considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectus for the Contract.

  The Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

  Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

  The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If the Portfolio satisfies certain requirements, any increase in value on a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio intends that, when it engages in hedging transactions, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Portfolio's hedging transactions. To the extent this treatment is not available, the Portfolio may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Portfolio to qualify as a RIC.

  The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolio and its Owners. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolio's activities, and this discussion and the discussion in the prospectus or statement of additional information for the Contract are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Contract and the holders thereof.

                           CAPITAL STOCK OF THE FUND

  As described in the Prospectus, the Fund offers a separate class of common stock for each portfolio of the Fund.

                            REGISTRATION STATEMENT

  The Fund has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.

                             FINANCIAL STATEMENTS

  The audited financial statements for the Portfolio described in this Statement of Additional Information for the year ended December 31, 1995 and the report of the Fund's independent accountants are included in the Fund's 1995 Annual Report and are incorporated herein by reference to such Report.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES

  The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.

  1.Certificate of Deposit. A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

  2.Eurodollar Certificate of Deposit. A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

  3.Floating Rate Note. A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

  4.Time Deposit. A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

  5.Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  6.Variable Amount Master Demand Note. A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, the Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

  7.Commercial Paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

  8.Repurchase Agreement. A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the Portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. The Portfolio will only enter into repurchase agreements with respect to underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While the Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the Securities and Exchange Commission has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of the Portfolio's net assets.

  Although repurchase transactions usually do not impose market risks on the purchaser, the Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, the Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, the Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by the Portfolio upon liquidation of the securities may be limited.

  9.Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by the Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

  10.Asset-Backed Securities. The Portfolio may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. The Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

  11.Mortgage-Backed Securities. The Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

  12.Collateralized Mortgage Obligations. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

  13.Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

  The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change then government securities.

  Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total returns. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

  14.Zero Coupon Bonds. Zero coupon bonds are created three ways:

  1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

  2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payments that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolio has been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolio will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

  3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

  Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                                  APPENDIX B

                  DESCRIPTION OF SELECTED CORPORATE BOND AND

                           COMMERCIAL PAPER RATINGS

CORPORATE BONDS--MOODY'S INVESTORS SERVICE, INC.

  Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position on such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba--Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Unrated--Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

CORPORATE BONDS--STANDARD & POOR'S CORPORATION

  AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

  AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they exhibit an adequate degree of protection, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB, B, CCC and CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Plus (+) or Minus (-)--The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Unrated--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER--MOODY'S INVESTORS SERVICE, INC.

  "Prime-1"--Commercial paper issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

  "Prime-2"--Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

COMMERCIAL PAPER--STANDARD & POOR'S CORPORATION

  "A"--Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

  "A-1"--This designation indicates that the degree of safety regarding timely payment is very strong.

  "A-2"--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

  "A-3"--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                      B-2